UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Southern Union Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5444 Westheimer Road

Houston, Texas  77056

April 16, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Southern Union Company to be held at 11:00 a.m. (Eastern Time) on Thursday, May 28, 2009, at The Regency, 540 Park Avenue, New York, New York 10021.  A notice of the meeting, a Proxy Statement and a proxy card containing information about the matters to be acted upon are enclosed.

At this year’s Annual Meeting, you will be asked to vote on election of eleven directors, ratification of PricewaterhouseCoopers LLP’s appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2009, and approval of the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan.

Whether or not you plan to attend the meeting on May 28, 2009, please review our proxy materials and either mark, sign and date the enclosed proxy card or submit your proxy or voting instruction card, as applicable, by telephone or through the Internet. Instructions for each type of voting are included in the Notice of Internet Availability of Proxy Materials that you received and in this proxy statement. If you attend the meeting and prefer to vote at that time, you may do so.  Your prompt cooperation will be appreciated.

On behalf of the Board of Directors,

Sincerely,

GEORGE L. LINDEMANN
Chairman of the Board and Chief Executive Officer

5444 Westheimer Road

Houston, Texas  77056

Notice of Annual Meeting of Stockholders

To be Held May 28, 2009

To the holders of common stock of SOUTHERN UNION COMPANY:

The 2009 Annual Meeting of Stockholders of Southern Union Company, a Delaware corporation, will be held at The Regency, 540 Park Avenue, New York, New York 10021:

DATE/TIME

Thursday, May 28, 2009

11:00 a.m.  (Eastern Time)

PURPOSE

To consider the following Company business matters:

•      The election of eleven directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified (Proposal One);

•      The ratification of the appointment of PricewaterhouseCoopers LLP as Southern Union’s independent registered public accounting firm for the year ending December 31, 2009 (Proposal Two);

•      The approval of the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan (Proposal Three); and

•      The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your Board of Directors unanimously recommends that you vote FOR the election of each of the eleven nominees to the Board of Directors named in Proposal One and FOR Proposals Two and Three, as further described in this Proxy Statement.

DOCUMENTS

Pursuant to new rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Statement, a proxy card and our 2008 Annual Report and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our 2008 Annual Report are available at www.sug.com/proxy_2009. Our 2008 Annual Report, including our Form 10-K for the year ended December 31, 2008, does not form a part of the material for the solicitation of proxies.

PLACE

The Regency

540 Park Avenue

New York, New York 10021

For directions to the Annual Meeting, please contact the Secretary of the Company at (713) 989-2000.

i

RECORD DATE

Holders of record of the Company’s common stock at the close of business on April 7, 2009 will be entitled to vote at the Annual Meeting or any adjournment thereof.  A complete list of stockholders of record entitled to vote at the Annual Meeting will be maintained in the Company’s principal executive office at 5444 Westheimer Road, Houston, Texas 77056 for ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

VOTING

Holders entitled to vote may do so in any of the following manners:

•      By marking, signing, dating and returning a proxy card.  To vote for the Company’s nominees, mark, sign, date, and return the enclosed proxy card in the accompanying postage pre-paid envelope;

•      Via the Internet or telephone in accordance with the instructions on your proxy card; or

•      In person by attending the Annual Meeting. We will distribute written ballots to any stockholder who wishes to vote in person at the Annual Meeting.

You may revoke your proxy by filing with the Secretary of the Company a written revocation or a duly executed proxy card bearing a later date.  If you are present at the meeting, you may revoke your proxy and vote in person on each matter brought before the meeting.

By Order of the Board of Directors,

ROBERT M. KERRIGAN, III

Vice President, Assistant General Counsel and Secretary

Houston, Texas

April 16, 2009

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting.

Our Proxy Statement and 2008 Annual Report are available at www.sug.com/proxy_2009.

ii

Defined Terms

The following terms used in this Proxy Statement shall have the meanings set forth below.

“1992 Plan” means Southern Union’s 1992 Long Term Stock and Incentive Plan.

“401(k) Plan” means Southern Union’s Savings Plan.

“Amended Bonus Plan” means Southern Union’s Amended and Restated Executive Incentive Bonus Plan.

“Annual Meeting” means the annual meeting of stockholders of the Company to be held May 28, 2009.

“Board” or “Board of Directors” means Southern Union’s Board of Directors.

“Bylaws” means Southern Union’s Bylaws (as amended through January 3, 2007).

“Company” or “Southern Union” means Southern Union Company, a Delaware corporation.

“COSO” means The Committee of Sponsoring Organizations of the Treadway Commission.

“Directors’ Plan” means Southern Union’s Directors’ Deferred Compensation Plan.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Kasowitz Firm” means Kasowitz, Benson, Torres & Friedman, LLP.

“NYSE” means the New York Stock Exchange.

“Panhandle” means Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership.

“Panhandle Energy” means Panhandle, its affiliates and subsidiaries.

“Proxy Statement” means this proxy statement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Senior Executives” means all officers with the rank of Vice President or higher and all employees of the Company earning a base salary of $175,000 or more.

“Stock and Incentive Plan” means Southern Union’s 2003 Stock and Incentive Plan, as amended and restated by the Third Amended and Restated 2003 Stock and Incentive Plan.

“Supplemental Plan” means Southern Union’s Supplemental Deferred Compensation Plan.

iii

5444 Westheimer Road

Houston, Texas 77056

PROXY STATEMENT

The Southern Union Board of Directors is furnishing you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2009 Annual Meeting of Stockholders of Southern Union Company or any adjournment thereof.  The Annual Meeting will be held at 11:00 a.m., Eastern Time, Thursday, May 28, 2009 at The Regency, 540 Park Avenue, New York, New York 10021.

This Proxy Statement, the Notice of the Annual Meeting and the enclosed proxy card are being mailed to stockholders on or about April 17, 2009. These same materials are available at www.sug.com/proxy_2009.  All properly executed written proxies that are received by the Board of Directors will be voted as directed by the stockholders at the Annual Meeting. Each person who is a Southern Union stockholder of record at the close of business on April 7, 2009, the record date, is entitled to vote at the Annual Meeting or any adjournments thereof.

Questions and Answers

Q:      Why did you send me this Proxy Statement?

A:       We sent this Proxy Statement and the enclosed proxy card to you because our Board of Directors is soliciting your proxy to vote at the 2009 Annual Meeting. This Proxy Statement summarizes information concerning the matters to be presented at the meeting and related information that will help you make an informed vote at the meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 17, 2009.

Q:      When and where is the Annual Meeting?

A:       The Company’s Annual Meeting of Stockholders will be held at 11:00 a.m., Eastern Time, Thursday, May 28, 2009, at The Regency, 540 Park Avenue, New York, New York 10021.

Q:      Who is entitled to attend and vote at the Annual Meeting?

A:       Stockholders as of the close of business on the record date, April 7, 2009, are entitled to attend and vote at the Annual Meeting or any adjournment thereof.  Each share of common stock is entitled to one vote.

Q:      How do proxies work?

A:       The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for all, some, or none of our director nominees.  You may also vote for or against the other items or abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees, for the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm and for the adoption of the Southern Union Third Amended and Restated 2003 Stock and Incentive Plan.

Q:      How do I vote?

A:       You may:

•      Vote by marking, signing, dating and returning a proxy card.  To vote for the Company’s nominees, mark, sign, date, and return the enclosed proxy card in the accompanying envelope;

•      Vote via the Internet by following the voting instructions on the proxy card or the voting instructions provided by your broker, bank or other holder of record.  Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your instructions have been properly recorded.  If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

•      Place your vote by telephone by following the instructions on the proxy card or the instructions provided by your broker, bank or other holder of record; or

•      Vote in person by attending the Annual Meeting. We will distribute written ballots to any stockholder who wishes to vote in person at the Annual Meeting.

Q:      Do I have to vote?

A:       No. However, your vote is important and we strongly encourage you to mark, sign, date and promptly return the enclosed proxy card so that your shares may be voted in accordance with your wishes and so the presence of a quorum may be assured. Voting promptly, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation.  Voting your shares by the enclosed proxy card does not affect your right to vote in person in the event you attend the Annual Meeting.  You may vote for all, some, or none of the Company’s director nominees. You may abstain with respect to or vote “FOR” or “AGAINST” the other proposals.

Q:      What does it mean if I receive more than one proxy card?

A:       If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return all proxy cards you receive.  If you choose to vote by phone or Internet, please vote each proxy card you receive. Only your latest dated proxy for each account will be voted.

Q:      Will my shares be voted if I do not sign and return my proxy card?

A:       They could be, but not for the approval of the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan. If your shares are held in street name and you do not instruct your broker, bank or other nominee how to vote your shares, pursuant to NYSE rules, your broker, bank or nominee may either use its discretion to vote your shares on “routine matters” or leave your shares unvoted.  For any “non-routine matters” being considered at the meeting (such as the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan), your broker or other nominee would not be able to vote on such matters. If your shares are held in street name, your broker, bank or nominee will include a voting instruction card with this Proxy Statement.  We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card.  Please return your proxy card to your broker, bank or other nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

Q:      Can I change my vote?

A:       Yes.  At any time before the persons named on your proxy card vote your shares of common stock at the Annual Meeting as you have instructed, you can change or revoke your vote if the Company’s Secretary receives a written notice from you or a subsequently signed and dated proxy card.

Q:      What will I likely be voting on?

A:       There are three proposals that are expected to be voted on at the Annual Meeting:

•      The election of eleven members of our Board of Directors;

•      The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009; and

•      The approval of the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan.

As of the date this Proxy Statement was printed, the Company was not aware of any additional matters to be raised at the Annual Meeting.

Q:      What are the Board’s recommendations?

A:       The Board of Directors recommends a vote:

•      FOR the election of each of the directors nominated by the Company;

•      FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

•      FOR the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan.

Q:      What constitutes a quorum?

A:       As of the record date, 124,047,269 shares of common stock were issued and outstanding.  A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting.  If you vote, then your shares will be considered part of the quorum.  Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum for the Annual Meeting.

Q:      What is a broker non-vote?

A:       Under the rules that govern brokers who have record ownership of shares that they hold in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters but do not have discretion to vote such shares on non-routine matters.  Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares.  Brokers normally have discretion to vote on routine matters, such as uncontested director elections and ratification of independent registered public accounting firms, but not on non-routine matters, such as stockholder proposals, contested director elections or amendments to stock and incentive plans.  Thus, if your shares are held in street name and you do not provide instructions as to how your shares are to be voted on the approval of the amendments to Southern Union’s Stock and Incentive Plan, your broker or other nominee will not be able to vote your shares on such matter. We urge you to provide instructions to your broker or nominee so that your votes may be counted on this important matter. You should vote your shares by following the instructions provided on the voting instruction card and returning your proxy card to your broker, bank or other nominee to ensure that a proxy card is voted on your behalf.

Q:      How many votes are needed to approve each item in this Proxy Statement?

A:       Election of Directors. The eleven director nominees receiving the highest number of affirmative votes cast will be elected to fill the seats on the Board.  Abstentions and broker non-votes have no effect on the outcome of the election of directors under Proposal One.

Ratification of auditor selection. The affirmative vote of a majority of the stock having voting power represented at the Annual Meeting in person or by proxy is necessary for this proposal to be approved.  Any shares not voted as a result of an abstention or a broker non-vote effectively will be treated as a vote against Proposal Two because they will count in determining whether the shares are present, but not as a vote for Proposal Two.

Approval of the Adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan. The affirmative vote of a majority of the stock having voting power represented at the Annual Meeting in person or by proxy is necessary for this proposal to be approved.  The NYSE rules also require that at least 50% of the outstanding shares of common stock be voted on this proposal.  Broker non-votes do not count as votes for or against this proposal.  Any shares not voted as a result of an abstention effectively will be treated as a vote against Proposal Three because they will count in determining whether the shares are present, but not as a vote for Proposal Three.

Q:       Who will tabulate the votes?

A:       A representative from Computershare, the Company’s transfer agent, will tabulate the votes and the Company’s Secretary and a representative of its Corporate and Securities Counsel, Locke Lord Bissell & Liddell LLP, will act as inspectors of the election.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election. The inspectors will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the Annual Meeting.  If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice.  Any proxy card that is returned signed but not marked will be voted FOR each of the directors nominated by the Company, FOR the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, FOR the approval of the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan, and as the proxy holder deems desirable for any other matters that may come before the Annual Meeting.  Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

A broker will not have discretionary authority to vote shares with respect to Proposal Three. If your shares are held in street name, your broker, bank or nominee will include a voting instruction card with this Proxy Statement. You should vote your shares by following the instructions provided on the voting instruction card.

Q:       Is my vote confidential?

A:       Yes.  Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential.  Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your card.  Additionally, all comments directed to management (whether written on the proxy card or elsewhere) will remain confidential, unless you ask that your name be disclosed.

Q:      Who pays the solicitation expenses for this Proxy Statement and related Company materials?

A:       Southern Union will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to owners of common stock.

Q:      May I access this year’s Proxy Statement and Annual Report via the Internet?

A:       Yes. This Proxy Statement and our 2008 Annual Report, which includes our Form 10-K for the year ended December 31, 2008, are available on our website at www.sug.com/proxy_2009.

Q:      How do I obtain a copy of the Company’s materials related to corporate governance?

A:       Our Corporate Governance Principles, charters of each standing Board committee and other materials related to our corporate governance can be found on the Corporate Governance section of our website at www.sug.com.  In addition, this information is available in print free of charge to any stockholder who requests it by contacting the Company’s Secretary at 5444 Westheimer Road, Houston, Texas 77056.

Q.      When are the 2010 stockholder proposals due?

A:       Under the rules of the SEC, in order to be considered for inclusion in next year’s proxy statement, all stockholder proposals must be submitted in writing by December 17, 2009 to Southern Union Company, 5444 Westheimer Road, Houston, Texas 77056, Attention: Secretary. The notice should contain the text of any proposal, the name and address of the stockholder as it appears in the books of the Company, the number of common shares of the Company that are beneficially owned by the stockholder, and any material interest of the stockholder in such business.  If a stockholder submits a proposal for consideration at the 2010 annual meeting after December 17, 2009, the Company’s proxy for the 2010 annual meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2010 annual meeting.  Under the Bylaws, in order to be considered at the 2010 annual meeting, any stockholder proposal (other than a director nomination, which is addressed below) must be delivered to the Company’s Secretary at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the date on which the Company held the preceding year’s annual meeting of stockholders (on January 28, 2010 assuming a May 28, 2009 Annual Meeting); provided, however, that if the Board of Directors schedules the annual meeting for a date more than 30 calendar days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s notice shall be deemed timely if it is delivered not later than the close of business on the 10th calendar day following the day on which public announcement of the date of such meeting is first made.

Q:      How does a stockholder nominate someone to be considered for election as a director of Southern Union?

A:       Any member of the Board of Directors or any stockholder or group of stockholders entitled to vote in an election meeting and who is a stockholder of record at the time of making any such notice may recommend any person as a nominee for director of Southern Union by submitting such recommendation or notice of nomination in writing to the Corporate Governance Committee through its Chairman at the principal executive offices of the Company not less than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (for the 2010 meeting, such notice must be received by December 17, 2009)  (the “Notice”).  In cases where the Company changes its annual meeting date by more than 30 calendar days from year to year, or intends to hold an election meeting at a time other than at the annual meeting, the Notice must be received by the Chairman of the Corporate Governance Committee no later than the close of business on the 10th calendar day following the date on which notice of the date of the annual meeting or election meeting is publicly disclosed.

Proposal One

To Elect Eleven Directors

Nominees for Election

(Item 1 on the proxy card).

There are eleven nominees for election to the Board of Directors.  Except for Messrs. Beasley and Egan, each of the director nominees was elected by our stockholders at our 2008 Annual Meeting.  Messrs. Beasley and Egan are being nominated pursuant to the Company’s agreement with the Sandell Group (as hereinafter defined), as more particularly described below.  While it is the Company’s current intent to expand the Board to twelve members, at this time, the Company’s Corporate Governance Committee has not made a recommendation to the Board with respect to a nominee to replace Mr. Adam M. Lindemann, who informed the Chairman of the Company’s Corporate Governance Committee on March 26, 2009 of his intention not to stand for reelection in order to devote more time to his other business interests.

The Board of Directors has determined that ten of the eleven director nominees, Messrs. Beasley, Brodsky, Denius, Egan, Gitter, Jacobi, McCarter, Rountree and Scherer and Ms. Barzuza are “independent,” as that term is defined in the NYSE director independence standards.  Further, each of the independent directors meets the additional independence criteria set forth in the Company’s Corporate Governance Guidelines.  Each director to be elected pursuant to this Proposal One will hold office until the 2010 annual meeting of stockholders.  In any event, a director elected pursuant to this Proxy Statement will hold office until his or her successor is elected and is qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

Information about the nominees for election as directors appears below:

George L. Lindemann has been Chairman of the Board, Chief Executive Officer and a director since 1990.  Mr. Lindemann also served as the Company’s President from November 2005 until May 2008.  He was Chairman of the Board and Chief Executive Officer of Metro Mobile CTS, Inc. from its formation in 1983 until its sale to Bell Atlantic Corp. in April 1992.  He has been President and a director of Cellular Dynamics, Inc., the managing general partner of Activated Communications Limited Partnership, a family investment entity, since 1982.  Age:  73.

Michal Barzuza has been an Associate Professor of Law at the University of Virginia School of Law, where she has offered courses in corporate governance, corporate law policy and corporations.  Prior to joining the University of Virginia in 2005, Ms. Barzuza was the John M. Olin Research Fellow in Law & Economics at the Harvard Law School, Olin Center for Law, Economics and Business.  Director since 2008.   Age:  38.

Stephen C. Beasley has been the Chief Executive Officer of Eaton Group Inc., an executive solutions and strategic investment company since 2008. From 2003 to 2007, he served as President of El Paso Corporation’s Eastern Pipeline Group where he held the positions of Chairman and President for both Tennessee Gas Pipeline Company and ANR Pipeline Company.  He also served as a member of El Paso Corporation’s nine-member Corporate Executive Committee.  From 1975 to 2002, Mr. Beasley held a number of U.S. and international positions for El Paso, Tenneco, and FMC Corporation in the areas of executive management, sales, marketing, and international development.  Mr. Beasley currently serves on the board of directors of Williams Pipeline Partners L.P. and previously served on the board of directors of C Sixty Inc., a privately-held nano-biotechnology company. Nominee for Director in 2009.  Age: 57.

David Brodsky has been a private investor for over five years.  He was Chairman of the Board of Directors of Total Research Corporation from July 1998 to November 2001.  Mr. Brodsky is currently a member of the board of directors and chairman of the Audit Committee of Harris Interactive Inc.  Director since 2002.  Age:  71.

Michael J. Egan has been a principal in Egan Consulting since 2002.  From 1997 to 2001, he served as Executive Vice President of Exelon Corporation and President of Exelon Services.  Prior to its merger with Unicom Corp. to form Exelon Corporation, Mr. Egan served as Senior Vice President & Chief Financial Officer of PECO Energy Corp and as Chairman of AmerGen Energy Company, LLC.  In addition, throughout his career, Mr. Egan has held various senior management and executive positions with Exelon Corporation, PECO Energy Corp., Aristech Chemical Corporation and Atlantic Richfield Company and its affiliates.  Nominee for Director in 2009.  Age:  55.

Frank W. Denius has been Chairman Emeritus of the Company since 1990 and during such time has been engaged primarily in the private practice of law in Austin, Texas.  Prior to 1990, Mr. Denius had been Chairman of the Board and President of the Company.  Director since 1976.  Age:  84.

Kurt A. Gitter, M.D. has been an ophthalmic surgeon in private practice in New Orleans, Louisiana since 1969.  He has also been a Clinical Professor of Ophthalmology at Louisiana State University since 1978, an Assistant Professor of Ophthalmology at Tulane University since 1969 and is a past president of the Macula Society.  Dr. Gitter has previously served on the Boards of Escalon Medical Corporation, Metro Mobile CTS, Inc. and Akorn, Inc.  Director since 1995.  Age:  72.

Herbert H. Jacobi has been Honorary Chairman of the Supervisory Board of HSBC Trinkaus & Burkhardt KGaA, a German private bank, since 2004, after serving as Chairman since 1998.  He was Chairman of the Managing Partners of Trinkaus & Burkhardt KGaA from 1981 to 1998.  He was a managing partner of Berliner Handels-und Frankfurter Bank from 1977 until 1981 and an Executive Vice President of Chase Manhattan Bank from 1975 to 1977.  He is currently a director of DIC Deutsche Investors’ Capital AG.  He is Honorary President of German-American Federation Steuben-Schurz e.V.   Mr. Jacobi is also a director of the Palm Beach Civic Association. Mr. Jacobi previously served as a director of Gillette Company.  Director since 2004.  Age:  74.

Thomas N. McCarter, III has been a private investor and a general partner in W.P. Miles Timber Properties for over five years. Mr. McCarter is the retired chairman of Stillrock Management, Inc.  Mr. McCarter is Chairman of Ramapo Land Company, a director of the Institute of Scientific Investment and Governance (Tokyo, Japan) and serves on the advisory boards of Runnymede Capital Management, Inc. and the Whitehead Institute.  Director since 2005.  Age:  79.

George Rountree, III has been an attorney in private practice in Wilmington, North Carolina since 1962.  He has been a senior partner in the law firm of Rountree, Losee & Baldwin, LLP and its predecessors since 1965.  Mr. Rountree has served in both the North Carolina State Senate, including as a minority whip, and the State House of Representatives and as legislative counsel to North Carolina Governor James E. Holshouser, Jr.  Mr. Rountree currently serves as Lead Independent Director and as chairman of the Compensation Committee of MMC Energy, Inc. and previously served as a director of Metro Mobile CTS, Inc.  In June 2004, Mr. Rountree was inducted into the North Carolina Bar Association General Practice Hall of Fame.  Director since 1990.  Age:  75.

Allan D. Scherer has been a private investor in both real estate and oil and gas since 1987.  From 1978 to 1987, he was Vice President of the Palm Beach Polo & Country Club, a 2,000-acre real estate and equestrian development in West Palm Beach, Florida.  He was a consultant to Gulf & Western Corporation in its development of the Casa de Campo resort in the Dominican Republic from 1973 to 1978, and was President and Chief Executive Officer of privately-held McGrath-Shank Company, developers of the Belmont Shore and Alamitos Bay properties in Southern California, from 1955 to 1973.  Director since 2005.  Age:  77.

Information Regarding the Company’s Agreement with the Sandell Group

On December 5, 2008, Castlerigg Master Investments Ltd. (“Castlerigg” and, collectively with Sandell Asset Management Group, Castlerigg International Limited and Castlerigg Holdings Limited, the “Sandell Group”), delivered to us a notice of intention to nominate persons for election as directors (the “Sandell Nomination Letter”).  The Sandell Nomination Letter indicated that the Sandell Group planned to seek representation on our Board by nominating a slate of four directors (Stephen Beasley, Michael Egan, Keith Gollust and Nick Graziano) for election as directors at the Annual Meeting and to solicit proxies on behalf of such nominees.

On March 5, 2009, the Company and the Sandell Group entered into an agreement (the “Settlement Agreement”) to settle a potential proxy contest pertaining to the election of directors to the Company’s Board at the Annual Meeting.

Pursuant to the Settlement Agreement, among other things, the Company has agreed to:

•

take all necessary action to nominate and recommend a vote in favor of each of Stephen C. Beasley and Michael J. Egan (the “Sandell Nominees”) for election as directors of the Company at the Company’s 2009 and 2010 annual meetings of stockholders;

•	place each of the Sandell Nominees on a committee of the Board; and
•	not increase the size of the Board to more than twelve directors prior to the 2011 Annual Meeting except in connection with a business combination transaction.

Pursuant to the Settlement Agreement, among other things, the Sandell Group has agreed to:

•

withdraw its notice to the Company of its intention to nominate certain individuals for election at the Annual Meeting and will not commence any efforts related to solicitation of proxies for the Annual Meeting;

•	vote in favor of the director nominees (including the Sandell Nominees) recommended by the Board at the Company’s 2009 and 2010 annual meetings of stockholders;
•

observe a standstill period until one hundred thirty days prior to the anniversary of the filing of the Company’s proxy statement in respect of the 2010 annual meetings of stockholders (subject to adjustment as set forth in the Settlement Agreement) during which time the Sandell Group will not, among other things, seek or propose to influence or control the management or policies of the Company; and

•	not offer or pay any remuneration to the Sandell Nominees, including contingent remuneration, from and after the election of the Sandell Nominees.

In the event that the Sandell Group were to own less than 5% of the Company’s outstanding common stock, the Sandell Nominees must offer to resign from the Board.  In addition, under certain circumstances related to their relationship with the Sandell Group or other third parties, the Sandell Nominees must offer to resign from the Board.

We filed the Settlement Agreement as Exhibit 10.1 to our current report on Form 8-K filed with the SEC on March 5, 2009.  You may find more information regarding the terms of our settlement with the Sandell Group by reference to the Settlement Agreement.  The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement included in our Form 8-K.

Vote Required and Board Recommendation

The eleven nominees with the greatest number of affirmative votes duly cast at the Annual Meeting will be elected as directors.  Shares represented by executed proxy cards will be voted, if authority to do so is not withheld, for the election of the eleven nominees named above.  Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

Each of the nominees named above was recommended by the Corporate Governance Committee for election to the Board of Directors by the stockholders.

All nominees named above have indicated their willingness to serve, if elected; however, if at the time of the Annual Meeting, any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other persons as the Board may designate.  Should no substitute be designated, votes will be cast according to the judgment of George L. Lindemann and Thomas N. McCarter, III.

Our Board of Directors unanimously recommends a vote FOR the election of each of the nominees named above to the Board of Directors.

Proposal Two

To Ratify the Appointment of PricewaterHouseCoopers LLP
as Independent Registered Public Accounting Firm

Description of Proposal Two

(Item 2 on the proxy card).

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company to audit its consolidated financial statements and the effectiveness of its internal controls over financial reporting for 2009, and the Board of Directors has determined that it would be desirable to request that the stockholders ratify such appointment.

PricewaterhouseCoopers LLP has served as the independent registered public accounting firm of the Company and its subsidiaries since 1990.  PricewaterhouseCoopers LLP is considered by the Audit Committee and by the management of the Company to be well qualified.  Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not legally required.  Nevertheless, at the recommendation of the Audit Committee, the Board of Directors has directed that the appointment of PricewaterhouseCoopers LLP be submitted for stockholder ratification as a matter of good corporate practice.  If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP at the Annual Meeting, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Southern Union and its stockholders.

Vote Required and Board Recommendation

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 requires the affirmative vote of a majority of the stock having voting power represented at the Annual Meeting in person or by proxy.  Any shares not voted as a result of an abstention or a broker non-vote effectively will be treated as a vote against this proposal because they will count in determining whether the shares are present, but not as a vote for this proposal.

Our Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

Proposal Three

To Approve the Adoption of Southern Union’s
Third Amended and Restated 2003 Stock and Incentive Plan

Description of Proposal Three

(Item 3 on the proxy card)

Introduction

In September 2003, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the 2003 Stock and Incentive Plan and directed that it be submitted to the stockholders for approval. Southern Union’s stockholders approved the 2003 Stock and Incentive Plan at the annual meeting of stockholders held on November 4, 2003. In response to subsequent changes to the Internal Revenue Code and in the nature of the Company’s business, in March 2005, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Amended and Restated 2003 Stock and Incentive Plan and directed that it be submitted to the stockholders for approval. Southern Union’s stockholders approved the Amended and Restated 2003 Stock and Incentive Plan at the annual meeting of stockholders held on May 9, 2005.  In February 2006, the Board of Directors, upon recommendation of the Compensation Committee, unanimously approved and adopted the Second Amended and Restated 2003 Stock and Incentive Plan and directed that it be submitted to the stockholders for approval.  Southern Union’s stockholders approved the Second Amended and Restated 2003 Stock and Incentive Plan at the annual meeting of stockholders held on May 2, 2006 and the Massachusetts Department of Public Utilities (“MDPU”) (f/k/a Massachusetts Department of Telecommunications and Energy) approved it in November 2006.  The Company has operations in the State of Massachusetts requiring approval of the MDPU for certain transactions that could affect the Company’s common stockholders’ equity.  The MDPU’s approval is required for the increase in the aggregate number of shares that may be issued pursuant to the Third Amended and Restated 2003 Stock and Incentive Plan and the Company intends to seek promptly such approval.  The Third Amended and Restated 2003 Stock and Incentive Plan will become effective upon the later of stockholder approval and receipt of MDPU approval.

The purpose of the Stock and Incentive Plan is to align the interests of the participants with those of other Southern Union stockholders through equity-based compensation alternatives, thereby promoting the long-term financial interests of the Company and enhancing long-term stockholder return.  The Stock and Incentive Plan is intended to enhance the Company’s ability to recruit, motivate and retain the caliber of personnel essential for the Company’s success and to provide them with incentive compensation opportunities that are competitive with those of similar companies.

Proposed Amendments

Adoption of the Third Amended and Restated 2003 Stock and Incentive Plan will effectuate the following amendments to this plan:

•	Increase from 9,000,000 to 11,000,000 the aggregate number of shares of stock that may be issued under the Stock and Incentive Plan;

•

Increase from 1,500,000 to 5,000,000 the aggregate number of shares of stock that may be issued pursuant to stock awards, performance units and other equity-based rights (of the 11,000,000 aggregate authorized shares described above);

•

Increase from 8,995,000 to 10,995,000 the aggregate number of shares of stock that may be issued pursuant to awards of incentive stock options (of the 11,000,000 aggregate authorized shares described above);

•

Prohibit generally the repricing of stock appreciation rights, in addition to stock options, without the consent of the holders of such stock appreciation rights and the majority of the stockholders of the Company represented at a stockholder meeting; and

•

Provide the Compensation Committee with increased discretion to determine the form of annual awards of restricted stock and/or stock options to non-employee directors, subject to the existing cap of 5,000 shares of Company restricted stock or the equivalent value.

As of the date hereof, we have 3,955,388 shares available for issuance, of which 159,577 may be issued in the form of stock awards, performance units or other equity-based rights.  While we currently have a sufficient number of total shares of common stock available for issuance, we are close to our plan limit on awards in the form of stock awards, performance units and other equity-based rights.  Adoption of the Third Amended and Restated 2003 Stock and Incentive Plan would result in 5,955,388 shares being available for issuance, of which 3,659,577 would be available for issuance in the form of stock awards, performance units or other equity-based rights.

The increased aggregate number of shares, including the increase in the number of shares of common stock that may be issued pursuant to stock awards, performance units and other equity-based rights and the increase in the number of incentive stock options that may be issued will provide the Company’s Compensation Committee with a sufficient number of shares as well as greater flexibility in administering the Company’s long-term incentive program, thereby allowing the Compensation Committee to evaluate a number of factors and choose among a variety of equity incentive vehicles.

Summary Description of the Stock and Incentive Plan

The following is a brief summary of the material features of the Stock and Incentive Plan. This summary is qualified in its entirety by reference to the text of the Third Amended and Restated 2003 Stock and Incentive Plan, a copy of which is attached as Appendix I and is available without charge upon written request to the Secretary of the Company.

Administration and Operation

The Stock and Incentive Plan is administered by a committee of directors (each of whom is a “non-employee director” for purposes of Rule 16b-3 promulgated by the SEC and an “outside director” for purposes of section 162(m) of the Internal Revenue Code) that is designated from time to time by the Board. Currently, the Compensation Committee, composed of Messrs. Rountree, Brodsky and Scherer, has been charged with the responsibility of administering the Company’s stock-based compensation programs, and it serves as the administration committee for the Stock and Incentive Plan.

Subject to certain restrictions that are set forth in the Stock and Incentive Plan, the Compensation Committee has complete and absolute authority to make any and all decisions regarding the administration of the Stock and Incentive Plan including the authority to construe and interpret the plan and awards under the plan, establish administrative rules and procedures, select award recipients, determine the types of awards, establish the terms, conditions and other provisions of awards and amend awards. Subject to certain restrictions that are set forth in the Stock and Incentive Plan, the Compensation Committee may delegate any of its authority and responsibility to management, except for determinations and decisions regarding awards to be made, which must be made by the Compensation Committee itself.

Eligibility

The persons eligible to receive awards under the Stock and Incentive Plan include all of the employees, directors, officers and agents of, and other service providers to, the Company and its affiliates and subsidiaries (which is 50% owned indirectly by the Company), including Citrus Corp.

Shares Available for Issuance

Under the Second Amended and Restated 2003 Stock and Incentive Plan, the Company is authorized to issue up to  9,000,000 shares of common stock, of which 1,500,000 may be in the form of stock awards, performance units or other equity based rights.  As amended by the Third Amended and Restated 2003 Stock and Incentive Plan, the number of shares of common stock authorized and available for issuance would be increased from 9,000,000 to 11,000,000.  Of the 11,000,000 shares, no more than 5,000,000 of the shares would be available for issuance pursuant to awards in the form of stock awards, performance units or other equity-based rights, as described below, and no more than 10,995,000 shares would be available for issuance pursuant to awards of incentive stock options. If the shares of common stock that are subject to an award are not issued or cease to be issuable because the award is terminated, forfeited or expires unexercised, those shares will then become available for future awards. The number of shares authorized and available for issuance under the Stock and Incentive Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

Types and Terms of Awards

Awards under the Stock and Incentive Plan may take the form of stock options (either incentive stock options or non-qualified options), stock appreciation rights, stock bonus awards, restricted stock, performance units or other equity-based rights. Subject to certain restrictions that are set forth in the Stock and Incentive Plan, the Compensation Committee has complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

The Compensation Committee is subject to the following specific restrictions regarding the types and terms of awards made under the Stock and Incentive Plan:

•	No participant may receive awards covering more than 500,000 shares in any calendar year;

•	The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant; and

•	No award may be granted more than ten years after the effective date of the initial 2003 Stock and Incentive Plan (i.e., September 28, 2013).

No stock option (or stock appreciation right upon the adoption of the Third Amended and Restated 2003 Stock and Incentive Plan) can be “repriced” without the consent of the stockholders and of the holder if the effect would be to reduce or increase the exercise price per share. For this purpose, “repricing” includes a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price.

Annual Awards to Non-Employee Directors

The Stock and Incentive Plan provides that each non-employee director will receive annually (i) a restricted stock award totaling 2,000 shares (or such lesser or greater amount (but not to exceed 5,000 shares) as the Compensation Committee, in its discretion, may determine, (ii) options having a value as of the grant date equal to the value of an award contemplated by (i) above, or (iii) a combination of awards of shares of restricted stock and options, which combination has a value equal to the value of an award contemplated by (i) above.  Upon the adoption of the Third Amended and Restated 2003 Stock and Incentive Plan, the Compensation Committee will have increased discretion to determine the form of annual awards of restricted stock and/or stock options to non-employee directors (as described in the previous sentence).

Change in Control

If the applicable award agreement so provides, upon certain events constituting a change in control of the Company, as specified in the Stock and Incentive Plan immediately prior to the occurrence of the change in control, all options and stock appreciation rights subject to the award will become immediately exercisable, the expiration of the restrictions applicable to any restricted stock grant made under the award shall immediately be accelerated, and such other results shall take place with respect to other awards as may be set forth in the relevant award agreement.

Amendments and Termination

To the extent permitted by law, the Board, without the consent or approval of any plan participant, may amend, suspend or terminate the Stock and Incentive Plan so long as that action does not adversely affect the rights of any holder under any award then outstanding. Without the approval of the stockholders, however, in general, the Board may not amend the Stock and Incentive Plan to increase the number of shares available for issuance or to modify the requirements regarding eligibility in the Stock and Incentive Plan. No awards will be granted under the Stock and Incentive Plan after the tenth anniversary of the effective date of the initial 2003 Stock and Incentive Plan (i.e., September 28, 2013).

Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with awards under the Stock and Incentive Plan.  It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

Stock Options. There will generally be no federal income tax consequences to either the Company or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain.

If the option is an incentive stock option, the participant generally will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price may give rise to “alternative minimum tax.”

When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of, in general, the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company generally will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. The Company is entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant except to the extent that such participant’s total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Internal Revenue Code unless any such grant of restricted stock is made pursuant to a performance-based benchmark established by the Compensation Committee.

Other Awards. In the case of other awards, the participant generally will recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company generally will be entitled to a corresponding tax deduction.

If an award under the Stock and Incentive Plan constitutes a deferral of compensation subject to the requirements of section 409A of the Internal Revenue Code, and if the award fails to meet those requirements or to be operated in accordance with those requirements, the recipient of the award will realize taxable income, generally, at the time of the deferral (or, if later, at the time the award ceases to be subject to a substantial risk of forfeiture), and an interest charge and additional 20% tax will also apply. It is anticipated, however, that any awards under the Stock and Incentive Plan that are subject to the requirements of section 409A will be made and administered in accordance with those requirements.

New Plan Benefits

In general, the awards that will be granted to eligible participants under the Stock and Incentive Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.  See the “Grants of Plan-Based Awards” table on pages 32-33 and the “Director Compensation Table” on page 47 for a summary of plan-based awards granted in 2008.

Vote Required and Board Recommendation

The proposal to adopt the Third Amended and Restated 2003 Stock and Incentive Plan requires the affirmative vote of a majority of the stock having voting power represented at the Annual Meeting in person or by proxy, provided that at least 50% of the outstanding common stock is voted on the proposal. Broker non-votes do not count as votes for or against this proposal.  Any shares not voted as a result of an abstention effectively will be treated as a vote against Proposal Three because they will count in determining whether the shares are present, but not as a vote for Proposal Three.

The Board of Directors unanimously recommends a vote FOR the adoption of the Third Amended and Restated 2003 Stock and Incentive Plan.

Corporate Governance

Corporate Governance Guidelines

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining the Company’s integrity in the marketplace. The Company has adopted a code of ethics and business conduct for directors, officers and employees, known as the Code of Ethics and Business Conduct (the “Code”). The Company also has adopted Corporate Governance Guidelines, which, in conjunction with the Certificate of Incorporation, Bylaws and Board committee charters, form the framework for governance of the Company. All of these documents are available at www.sug.com by first clicking on “Corporate Governance” and then on “Governance Documents”.

The Corporate Governance Guidelines, Certificate of Incorporation, Bylaws, Board committee charters and the Code are also available upon request, free of charge, by calling the Company at (713) 989-2000 or by written request to Southern Union Company, 5444 Westheimer Road, Houston, Texas, 77056, Attn: Secretary.

On an annual basis, each Director and executive officer is required to complete a Directors’ and Officers’ Questionnaire that includes disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.  In addition, each member of the Board conducts an annual self-evaluation with respect to the Board and any Board committees on which he or she serves.

Director Independence

In accordance with NYSE rules, the Board determines the independence of each Director and nominee for election as a Director in accordance with guidelines adopted by the Board, which include all elements of independence set forth in the NYSE listing standards.

Southern Union’s Corporate Governance Guidelines require that a majority of the Board be composed of “independent directors,” as defined by the listing standards of the NYSE and the Company’s Corporate Governance Guidelines.  The Corporate Governance Guidelines provide that, absent other considerations, a director will be deemed to be independent if:

•

neither the director nor any member of the director’s immediate family has been employed by, or received direct compensation (other than director’s fees, pension payments or other form of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service) from the Company or any of its affiliates during the past three years (compensation received by an immediate family member for service as a non-executive employee is not considered in determining independence under this test);

•

neither the director nor any member of the director’s immediate family is, or in the past three years has been, affiliated with or employed (or, in the case of an immediate family member, employed in a professional capacity) by a present or former internal or external auditor of the Company or any of its affiliates;

•

neither the director nor any member of the director’s immediate family is, or in the past three years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs such director of the Company, or a member of such director’s immediate family, as an executive officer;

•

neither the director nor any member of the director’s immediate family is, or in the past three years has been, an executive officer (or, in the case of the director, an employee) of a company that makes payments to, or receives payments from, the Company for property or services in an annual amount that exceeds 1% of such other company’s consolidated gross revenues; and

•

neither the director nor any member of the director’s immediate family is, or in the past three years has been, an officer or director of a non-profit organization that has received charitable contributions from the Company or any of its subsidiaries or affiliates in an annual amount in excess of the greater of $100,000 or 1% of such organization’s gross revenues.

An “immediate family member” includes the director’s spouse, parents, children, siblings, in-laws and anyone (other than domestic employees) who shares the director’s home.

The Board has determined that each of Messrs. Brodsky, Denius, Gitter, Jacobi, McCarter, Rountree and Scherer and Ms. Barzuza is, and each of Mr. Beasley and Mr. Egan, upon election to the Board will be, an “independent director” under the current listing standards of the NYSE and the Corporate Governance Guidelines and each of the Compensation, Corporate Governance and Audit Committees are composed entirely of independent directors under the NYSE listing standards and the Company’s Corporate Governance Guidelines.  In addition, each of the members of the Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act.  In so doing, the Board determined that each of these individuals met the “bright line” independence standards of the NYSE listing standards and the director independence criteria set forth in the Company’s Corporate Governance Guidelines.

In addition, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

Lead Independent Director

Thomas N. McCarter, III has served as the Lead Independent Director since the 2007 annual meeting.  Mr. McCarter presided over executive sessions of the independent directors, assisted in setting their respective agendas and acted as a liaison between these groups and the chairman.  During 2008, the independent directors met as a group five times.  These meetings were conducted, without any management director or employees of the Company present (except by invitation), to discuss matters related to the oversight of the Company, compliance with NYSE and SEC rules, and the performance of management.

Stockholders and other parties of interest who wish to communicate with the independent directors or the Lead Independent Director may do so in writing to Southern Union Company, 5444 Westheimer Road, Houston, Texas 77056, Attention: Lead Independent Director, c/o Secretary.

All such correspondence is reviewed by the Secretary’s office, which enters pertinent information into a log for tracking purposes and forwards the material to the applicable director.

Communications with the Board

The Board of Directors has established a process for interested parties to communicate with the Board.  Such communication should be in writing, addressed to the Board or an individual director, c/o Secretary, Southern Union Company, 5444 Westheimer Road, Houston, Texas 77056.  The Secretary will forward all communications to the addressee.

Code of Ethics

The Board of Directors believes that Southern Union’s Code and its Corporate Governance Guidelines, together with the Board committee charters and the Company’s Certificate of Incorporation and Bylaws, provide an effective framework for the governance of Southern Union.

The Company, by and through the Audit Committee of the Board of Directors, has adopted the Code, which is designed to reflect commentaries and interpretations of the Sarbanes-Oxley Act, NYSE rules, other applicable laws, rules and regulations as well as best practices.  The Code applies to all directors, officers and employees.  Any amendment to, or waiver from, the Corporate Governance Guidelines or Code will be promptly posted on the Company’s website at www.sug.com.

The Corporate Governance Guidelines address the makeup and functioning of the Board, qualifications for directors, standards for director independence determinations, the composition and responsibilities of committees, director access to management and independent advisors, director compensation, director orientation and continuing education, annual self-evaluation of the Board and its committees, and directors’ and management succession.  The Board of Directors recognizes that effective corporate governance is an ongoing process and the Board, either directly or through the Corporate Governance Committee, will review the Company’s Corporate Governance Guidelines annually, or more frequently if deemed necessary.

Review, Approval or Ratification of Transactions with Related Persons.

On October 28, 2004, the Board unanimously adopted resolutions regarding the Company’s policies and procedures for the review, approval or ratification of certain transactions between directors or members of their immediate families and the Company.  The Company’s policy is that any transaction in which a director (or an immediate family member) has an interest that is in conflict or potential conflict with the interests of the Company shall be prohibited, unless the Board unanimously and affirmatively determines that:

•                  the transaction was fully disclosed to the Board prior to the date on which the parties propose to enter into such transaction;

•                  the transaction is in the best interests of the Company; and

•                  the transaction is not material to the Company or to the director (or his or her immediate family members or affiliates, as applicable);

•                  the transaction would not compromise the director’s independence, either under the federal securities laws or the listing standards established by the NYSE; and

•                  the amount of the transaction is less than $120,000 and would not otherwise be required to be disclosed in the Company’s proxy statement or other filing mandated by the SEC.

In 2005, the Company issued the Conflict of Interest Policy regarding the procedures for notification and clarification of potential conflicts of interest between the Company and its employees and Board members.  This policy provides that employees and Board members are expected to act in the best interests of the Company at all times and to avoid actual or apparent conflicts of interest.  Further, the policy mandates that if a relationship or other conflict of interest exists or may potentially exist, then it must be disclosed to the Company’s Chief Ethics Officer who will determine whether a conflict exists and work to resolve any potential or actual conflict of interest in accordance with the Company’s Code.  Any substantive waiver or exception to the conflict of interest policy granted for executive officers or directors will promptly be disclosed to stockholders to the extent required by applicable law or stock exchange rules or regulations.  Pursuant to the Company’s Code, directors, officers and employees are specifically to avoid:

•                  any actual or apparent conflict between their own personal interests and the interests of the Company;

•                  taking actions or having personal interests that may interfere with the effective performance of work for the Company;

•                  taking, for their own benefit, opportunities discovered through their use of corporate assets or information;

•                  using corporate property, information or position for personal gain; and

•                  securities transactions based on material, non-public information learned through their positions with the Company.

Transactions with Related Persons

Eric D. Herschmann was appointed as President and Chief Operating Officer of the Company in May 2008.  Mr. Herschmann previously served as Senior Executive Vice President of the Company from November 2005 until May 2008 and as the Company’s Interim General Counsel from January 2005 until October 2007. Mr. Herschmann also continues to serve as a partner of, and to be compensated by, the Kasowitz Firm, which provides legal services to the Company and certain of its affiliates. Compensation to Mr. Herschmann by the Kasowitz Firm, where he has been a partner since 1996, is solely at the discretion of the Kasowitz Firm.

During 2008, the Kasowitz Firm billed the Company and its affiliates an aggregate of $18,005,842 for legal services, including a monthly retainer and reimbursement of expenses.  Mr. Herschmann continues to perform legal work for the Company.  While the Company anticipates that the Kasowitz Firm will continue to provide legal services to the Company and its affiliates, we believe that the fees payable to the Kasowitz Firm in 2009 will decline as a result of the resolution of certain litigation matters.  In addition, the Company expects that the monthly retainer of $225,000 that was paid to the Kasowitz Firm in 2008 will be significantly reduced or eliminated in 2009.

Meetings and Committees of The Board

Board of Directors

Currently, the Board of Directors is comprised of ten directors, each of whom serves a one-year term or until his or her successor is duly elected and qualified.  The size of the Board will be expanded to eleven members at the Annual Meeting.

The Board of Directors held 13 meetings and acted by unanimous written consent on four occasions during 2008.  During 2008, all directors attended at least 75% of the total number of meetings of the Board and any committees on which they served while they were a director and a member of such committee.  All directors are expected to attend the Annual Meeting.  Other than Mr. Scherer, each Board member who was a director at the time of the 2008 Annual Meeting attended that meeting

BOARD COMMITTEES

Corporate Governance Committee

The Corporate Governance Committee is currently composed of independent directors Messrs. Jacobi (Chairman) and Gitter and Ms. Barzuza.  By virtue of his status as Lead Independent Director, Mr. McCarter serves as an “ex officio” non-voting member of the Corporate Governance Committee.  The Corporate Governance Committee met four times during 2008.  This Committee oversees all matters of corporate governance for Southern Union, including Board nominee evaluations, recommendations of nominees to the full Board and ongoing review of the Company’s Corporate Governance Guidelines and compliance therewith.  The Board of Directors has adopted a charter for the Corporate Governance Committee, which is available at www.sug.com.

Nomination of Directors

In evaluating and determining whether to nominate a candidate for a position on the Company’s Board, the Corporate Governance Committee will consider the criteria outlined in the Corporate Governance Committee’s charter, which include experience, skill, background, integrity and independence.  The Corporate Governance Committee will also determine whether the candidate meets the minimum qualifications listed in the Company’s Corporate Governance Guidelines, which include the candidate’s reputation, record of accomplishment, knowledge and experience, commitment to the Company, number of other board memberships and willingness to become a stockholder of the Company.  In evaluating candidates for nomination, the Corporate Governance Committee utilizes a variety of methods.  The Corporate Governance Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise and the need for particular expertise on the Board.  Candidates may come to the attention of the Corporate Governance Committee from current Board members, stockholders, professional search firms or officers.  The Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Corporate Governance Committee will consider stockholder recommendations of candidates when the recommendations are properly submitted in accordance with the procedures proscribed in our Bylaws and outlined on page 4 in the Questions and Answers section of this Proxy Statement.  Any stockholder recommendations that are submitted under such procedures should include the candidate’s name and qualifications for Board membership and should be addressed to Southern Union Company, 5444 Westheimer Road, Houston, Texas 77056, Attention: Secretary.  In order to be considered for the 2010 annual election of directors, nominations must be received by the Secretary no later than December 17, 2009.

Investment Committee

The Investment Committee is currently composed of independent directors Messrs. Gitter (Chairman), Denius and Rountree.  The Investment Committee met three times during 2008.  By virtue of his status as Lead Independent Director, Mr. McCarter serves as an “ex officio” non-voting member of the Investment Committee.  The Investment Committee has the authority to make decisions regarding the Company’s benefit plans.  Such duties include the selection and monitoring of trustees and recordkeepers, review of investment selection and performance and compliance with applicable regulations. The Board of Directors has adopted a charter for the Investment Committee, which is available at www.sug.com.

Finance Committee

The Finance Committee is currently composed of independent directors Messrs. Denius (Chairman), McCarter and Scherer.  The Finance Committee met seven times during 2008.  The Finance Committee has oversight responsibilities relating to the Company’s financing activities, corporate finance and operating and capital budget review, approval and monitoring.  The Board of Directors has adopted a charter for the Finance Committee, which is available at www.sug.com.

Audit Committee

The Audit Committee is currently composed of independent directors Messrs. Brodsky (Chairman), Jacobi and McCarter.  The Audit Committee met seven times during 2008.  The Board has determined that Messrs. Brodsky, Jacobi and McCarter are all “audit committee financial experts” within the meaning of the current rules of the SEC.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions.  The Audit Committee operates under a written charter adopted by the Board of Directors, which is available at www.sug.com.  The Audit Committee Charter confers upon the Audit Committee the power to appoint the Company’s independent registered public accounting firm and the sole authority to review their charges for services; the responsibility to review the scope and results of the audits performed and the adequacy and operation of the Company’s internal audit function; and the duty to perform such other functions with respect to the Company’s accounting, financial and operating controls as deemed appropriate by the Audit Committee or the Board.  Management has the primary responsibility for the following:  preparing, presenting and maintaining the integrity of the Company’s financial statements; establishing and maintaining accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rule 13a-15(e)); establishing and maintaining internal controls over financial reporting (as defined in Securities Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal controls over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal controls over financial reporting.  PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent integrated audit of the Company’s consolidated financial statements and for issuing a report thereon in accordance with the standards of the Public Company Accounting Oversight Board (United States), as well as expressing an opinion on the effectiveness of internal control over financial reporting based on criteria established in Internal Control-Integrated Framework, issued by the COSO.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report for the period ended December 31, 2008.  Such review included a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee, with the ratification of the stockholders, engaged PricewaterhouseCoopers LLP to perform an annual audit of the Company’s consolidated financial statements and the effectiveness of its internal controls over financial reporting as of and for the year ended December 31, 2008.

The following table sets forth information on fees billed by PricewaterhouseCoopers LLP:

Fee Category	Year Ended 12/31/2008		Year Ended 12/31/2007
Audit Fees	$3,952,000	(1)	$3,960,000
Audit-related Fees	687,500	(2)	1,132,000
Tax Fees	148,000	(3)	428,000
All Other Fees	1,500	(4)	1,500
Total Fees	$4,789,000		$5,521,500

(1)   Represents fees incurred in 2008 for professional services rendered for the Company’s 2008 integrated annual audit of approximately $2.95 million and fees of $1.002 million for completion of the Company’s 2007 integrated annual audit and attestation of management’s assessment of internal controls.  Fees related to quarterly financial statement reviews and to audits required by Federal regulatory bodies and statutory audits, including fees related to the audit of Panhandle and related entities, are included in the fees related to the integrated audit.

(2)   Represents fees associated with the audit of the 2004-2006 historical financial statements of Southern Union Gas Services, Ltd., the comfort letters associated with the issuance by the Company of $100 million of senior notes in February 2008 and the issuance by Panhandle of $400 million of senior notes in June 2008, and the SAS 70 audit of the Company’s centralized data center.

(3)   Tax fees in 2008 are related to services for like-kind exchange consultation and tax return review.

(4)   Fee for use of accounting research software.

The Audit Committee charter requires pre-approval of all audit, audit-related, tax and other non-audit services (including the fees and terms thereof) to be provided to the Company by its independent registered public accounting firm, other than non-audit services not recognized to be non-audit services at the time of the engagement that meet the de minimus exceptions described in Section 10A(i)(1)(B)(i) of the Securities Exchange Act, provided that they are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee pre-approved all audit, audit-related, tax and other non-audit fees for the year ended December 31, 2008. As part of its approval process, the Audit Committee considered whether the provision of the non-audit services described above was compatible with maintaining the independence of PricewaterhouseCoopers LLP.  Representatives of PricewaterhouseCoopers LLP, as part of their independence standards, certified to the Audit Committee that the non-audit services did not impair their independence.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Committee Report

The Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including their judgments about the quality, and not just the acceptability, of the Company’s accounting policies as applied to its financial reporting.

In addition, the Audit Committee discussed with the independent registered public accounting firm their independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, and also considered whether the provision of any non-audit services is compatible with maintaining such independence.

During 2008, management worked to establish, evaluate and maintain the Company’s system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act and related regulations.  The Audit Committee was kept apprised of the progress of management on this evaluation and provided oversight and advice to management during the process.

For 2008, the Audit Committee retained Mahoney Cohen & Company to perform certain of the Company’s internal audit functions based on the Audit Committee’s 2005 decision to outsource internal audit activities to provide more independent and objective oversight of this critical function.  Company-employed internal audit personnel performed testing of the Company’s internal controls as required under the Sarbanes-Oxley Act.  For 2009, the Audit Committee has determined again to outsource certain of the Company’s internal audit functions that are not related to testing of the Company’s internal controls.  Testing of the Company’s internal controls, as required under the Sarbanes-Oxley Act, will continue to be performed by Company-employed internal audit personnel.

The Audit Committee has discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits.  The Audit Committee meets regularly with the outside internal auditors, Company-employed internal audit personnel and the independent registered public accounting firm, with and without representatives of management, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent registered public accounting firm which, in its report, expresses an opinion on whether or not the Company’s annual financial statements conform, in all material respects, with accounting principles generally accepted in the United States and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  In reliance on the opinions and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009.

Audit Committee

David Brodsky, Chairman
Herbert H. Jacobi
Thomas N. McCarter, III

Compensation Committee

The Compensation Committee is currently composed of independent directors Messrs. Rountree (Chairman), Brodsky and Scherer.  In addition, by virtue of his status as Lead Independent Director, Mr. McCarter serves as an “ex officio” non-voting member of the Compensation Committee.  The Board of Directors has adopted a charter for the Compensation Committee, which is available at www.sug.com.  The Compensation Committee met six times during 2008.  The Committee determines:

•                  the appropriate level of compensation for the Company’s Named Executive Officers, including the Chief Executive Officer, and all other Senior Executives;

•                  administers and determines grants to be made under the Stock and Incentive Plan;

•                  administers the Amended Bonus Plan; and

•                  reviews and recommends to the Board any changes to director compensation.

The Compensation Committee has responsibility to determine and approve Senior Executives’ compensation.  The Compensation Committee may delegate its authority to a subcommittee comprised of one or more members of the Compensation Committee and may consult with other independent directors, management and outside consultants engaged by the Compensation Committee in the exercise of its duties.

During 2008, the Compensation Committee, in consultation with the Company’s other independent directors and the Committee’s external compensation advisor, determined all compensation matters impacting the Company’s Chief Executive Officer and, in certain instances, submitted compensation matters to the other independent directors for final approval.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has been or is an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Compensation Committee Report

The following report of the Compensation Committee of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules, except for the required disclosure in this Proxy Statement, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically incorporates such report by reference into any filing made by the Company under the Securities Act or the Securities Exchange Act.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and the Compensation Committee’s advisors. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

Compensation Committee

George Rountree, III, Chairman
David Brodsky
Allan D. Scherer
Thomas N. McCarter, III (ex-officio)

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors (for purposes of this “Compensation Discussion and Analysis,”  the “Committee”) has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy and strategy.  The Committee determines that total compensation paid to Senior Executives, including the Named Executive Officers (identified below under “2008 Executive Compensation”), is fair, reasonable and competitive.  Generally, the types of compensation and benefits provided to the Named Executive Officers are similar to those provided to other Senior Executives.

Compensation Philosophy and Strategy

The compensation philosophy and strategy of Southern Union and its affiliates are designed to recognize the value of their people, reward results honorably obtained, identify and retain effective leadership and reinforce the values of the Company.

The principles that guide the Company’s compensation philosophy and strategy include:

•                  compensation that drives achievement of the Company’s strategic and tactical goals in a manner consistent with Company values;

•                  compensation programs and components that differ across business segments to drive each segment’s unique business strategy;

•                  compensation programs that support successful recruiting, development and retention of the Company’s human resources;

•                  competitive compensation structures and opportunities within the Company’s respective targeted labor markets, focused on mid-range compensation levels as measured among peer group organizations, with adjustments from mid-range to support Company objectives;

•                  compensation that rewards dedication to achieving results through focused hard work, flexibility and commitment, individual ownership and accountability and innovation enhancing efficiency, profitability and performance; and

•                  compensation that communicates recognition of exceptional performance and dissatisfaction with substandard performance.

Components of Compensation

The Company uses a variety of forms of compensation to drive achievement of Company goals and motivate and retain key employees, as described below.  The Committee, in conjunction with the Company’s other independent directors, senior management and external advisors, considers the function of each element of compensation in developing compensation programs for specific business units and compensation packages for Senior Executives.

Component of Pay	Purpose

Base Salary	•	Pay for:
		—	Experience
		—	Expertise/ knowledge
		—	Advancement in role
		—	External comparability

Short-Term Incentive	•	Motivate near-term “drivers” of stockholder value
		—	Short-term financial and operational performance
		—	Execution of strategic objectives
		—	Individual contributions to team results
	•	Provide timely recognition of performance and accomplishments

Long-Term Incentive	•	Directly align rewards with stockholder returns and share performance
	•	Create a significant retention mechanism for difficult-to-replace employees
	•	Provide a unifying reward structure across the Company
	•	Support entrepreneurial and long-term, strategic perspectives

Benefits	•	Provide the access and means for employees to build financial security
	•	Reward service and retention
	•	Encourage individual ownership and accountability for personal financial security
	•	Pursue tax-advantaged compensation where available
	•	Provide adequate and competitive severance benefits for certain termination events

Role of the  Committee

The Committee administers the Company’s compensation programs consistent with the compensation philosophy and strategy, leveraging the various components of compensation.  As set forth in its charter, the  Committee reviews at least annually all components of compensation for Named Executive Officers, officers with the rank of Vice President or higher and employees having an annual salary in excess of $175,000. At the end of 2008, the group of Senior Executives totaled approximately 44 employees.  In addition, the  Committee acts throughout the course of the year to address new hires, promotions and other compensation adjustments with respect to Senior Executives.

The Committee seeks the recommendation of senior management with respect to adjustments to base salary for, and both short- and long-term incentive awards to, Senior Executives other than Named Executive Officers.  Compensation decisions with respect to Named Executive Officers, including the  Chief Executive Officer are made by the Committee, based on its judgment of performance, external market data and advice from its external compensation advisor.  The  Committee has historically consulted, and expects to continue to consult, with the  Chief Executive Officer and senior management, as well as external compensation advisors, in the exercise of its duties.  Notwithstanding such consultation, the Committee retains absolute discretion over all compensation decisions with respect to Senior Executives, including the other Named Executive Officers.

In general, at the  Committee’s request, the Chief Executive Officer’s role with respect to compensation of the other Named Executive Officers may include:

•                  discussion of the competitive benchmarking data prepared by the Committee’s external compensation advisor with respect to the other Named Executive Officers;

•                  consultation with the Committee on performance measures, target goals and short-term incentive awards applicable to the other Named Executive Officers under the Company’s Annual Incentive Plan;(1)

•                  review of the rationale and guidelines for the Company’s annual long-term incentive program and recommendation of grant structure and awards for the other Named Executive Officers to the Committee; and

•                  provision of information to the Committee regarding the job performance and overall responsibilities of the other Named Executive Officers.

The Chief Executive Officer does not possess the right to call a meeting of the Committee, but the Committee would likely convene a meeting at his request.  The Chief Executive Officer may request a meeting with the Committee’s external compensation advisor at any time.

The Committee believes that the performance on which the Named Executive Officers’ compensation is based should be assessed on an annual basis and over a longer period of time to ensure that their work supports both the Company’s

(1) For 2008, with the exception of the Chairman of the Board and Chief Executive Officer and the President and Chief Operating Officer, who participated in the Amended Bonus Plan, each of the other Named Executive Officers participated on the same performance measures and target goals as other Senior Executives under the Company’s Annual Incentive Plan.

current and long-term strategic objectives.  Therefore, compensation decisions take into account a variety of factors, including:

•	Company operating and financial performance metrics;
•	Company share performance (both EPS and trading price);
•	a subjective evaluation of each Named Executive Officer’s current performance (including his or her contributions to the Company’s strategic objectives);
•	retention value;
•	past contributions; and
•	future potential.

While the subjective evaluation of individual performance and contributions of Named Executive Officers is not formula driven, consideration is given to a range of performance and contribution criteria, along with external benchmarking, overall role and responsibilities and internal equity.  The individual performance and contribution criteria may include:

•	work ethic;
•	job knowledge/technical skills;
•	achievement of financial metrics (EPS, EBIT and budget);
•	achievement of defined operational goals;
•	achievement of strategic aims and targets;
•	achievement and contribution to special projects and transactions;
•	advancement in role/responsibility;
•	management of personnel/department;
•	problem analysis and mitigation;
•	utilization of human capital and material resources;
•	initiation of, and response to, change, crisis and deadlines;
•	management of the Company’s risk profile;
•	planning and organizational ability;
•	key decision-making;
•	time management;
•	communication and team development; and
•	personal actions and a positive attitude.

Merit increases to base salary and awards under the Company’s short-term incentive programs tend to be based on Company operating and financial measures and individual performance in the immediately preceding year.  Awards under the Company’s long-term incentive programs also reflect judgments as to prior performance and desire for employee retention as well as a desire to use a portion of compensation to further align senior management with the shareholders.

As in prior years, the Committee, in 2008, directed the preparation of detailed “tally sheets” for eleven of our most senior officers.  The tally sheets included:

•                             a summary of total annual compensation, including salary, cash incentive, stock awards, benefits and perquisites;

•                             a review of total outstanding share-based awards, both vested and unvested; and

•                             current estimates of Company liabilities under various termination scenarios.

In general, the tally sheets serve as an informational tool designed to provide the Committee with full detail concerning all elements of compensation awarded to our most senior officers to provide an evaluation of internal equity, focus on the impact of changes to individual compensation items on the total compensation package, provide information on each Senior Executive’s ownership stake in the Company and note any accelerated payments or vesting rights upon termination or a change of control.  The Committee did not directly use the tally sheets as a basis to determine or modify the compensation of the Named Executive Officers.

Role of the External Compensation Advisor

The Committee engaged Hewitt Associates LLC (“Hewitt”) as its external compensation advisor for 2008.  Hewitt has served as the Committee’s external advisor since 2006.  Hewitt’s primary tasks for 2008 included advising the Committee in its consideration of employment agreements for the Named Executive Officers, change in control severance agreements for certain key Senior Executives and evaluation of the following components of the Company’s compensation program as benchmarked against industry and general peer organizations:

Segment	Assessment Components	Basis of Comparison

Executive Compensation

•        Cash compensation

•        Bonus measures and targets

•        Stock grants and long-term performance compensation

•        Prevalence of supplemental benefits, key perquisites and employment and change in control severance agreements

• Individual valuations of approximately 20 executive positions • Each executive role compared to a comparable role at peer organizations

In addition to the items described above, Hewitt also provided additional executive and director compensation advisory services throughout the year, including additional competitive market pay analyses, updates on current trends in compensation, annual director fees, director equity awards, plan design advice, and compensation advisory support for legal, regulatory and accounting concerns, including participation in the preparation of the Company’s 2008 Compensation Discussion and Analysis.

While Hewitt did not make any specific compensation determinations with respect to the Named Executive Officers, Hewitt did advise the  Committee on specific compensation actions with respect to the Named Executive Officers and made a recommendation with respect to value ranges of long-term incentive grants as well as the form of such equity compensation.

Hewitt was engaged by, and reports directly to, the  Committee.  Both Hewitt and the  Committee acknowledge that, in order to perform the services requested by the Committee, Hewitt needs to obtain information and data from, and otherwise interact with, management.  Management did not, however, direct Hewitt’s activities and any additional services to be performed by Hewitt at management’s suggestion were subject to the approval of the  Committee.  The  Committee has again retained Hewitt as its external compensation advisor for 2009.

2008 Peer Analysis

In addition to such factors as company and individual performance, the  Committee also considers the competitiveness of the Company’s compensation programs as compared to its “peer group”.  At the request of the  Committee, Hewitt compared “total compensation” (base salary, short-term incentives and long-term incentives), both as to amount and form, for specified Company officer positions to comparable positions at the following companies in the energy industry:

• Atmos Energy Corporation • CenterPoint Energy • El Paso Corporation • Enbridge, Inc. • Equitable Resources, Inc.
• Kinder Morgan Partners • MDU Resources Group • National Fuel Gas • NiSource Inc. • ONEOK, Inc.
• Questar Corporation • Spectra Energy Corp • The Williams Companies • TransCanada Corp.

The Company considers this peer group to be representative of the diverse natural gas business segments in which the Company competes for talent.

Performance of a regression analysis with respect to the peer group was determined not to be statistically significant.  Therefore, Hewitt also provided the Company with information from its general industry database, focusing on companies with annual revenues comparable to that of the Company. The companies used for this general industry review were as follows:

•	Alberto-Culver Company
•	BorgWarner Inc.
•	Chicago Bridge and Iron Company
•	Del Monte Foods Co.
•	Ecolab Inc.
•	Goodrich Corporation
•	Martin Marietta Materials, Inc.
•	McCormick & Company, Inc.
•	Molson Coors Brewing Corp.
•	Nalco Company
•	Polaris Industries Inc.
•	The Packaging Corporation
•	The Scotts Miracle-Gro Company
•	Vulcan Materials Company
•	W.R. Grace & Co.

Although results varied by individual, the survey found that the Named Executive Officers, as well as most of the Senior Executives included in the analysis, fell within the middle half of their respective benchmarks in total compensation, consistent with the Company’s compensation philosophy and strategy.  The total compensation of Mr. Herschmann, however, represented a significant deviation from the benchmarking data provided by the Committee’s external compensation advisor.  The deviation was approved by the Compensation Committee in consultation with the Chief Executive Officer and Hewitt based primarily on the fact that the benchmarked positions did not adequately correspond to or accurately represent the level of responsibility or overall function of Mr. Herschmann within the organization.  As a result of this analysis, the  Committee approved a total compensation package for Mr. Herschmann that was more similar to that of a chief executive officer rather than the chief operating officer benchmarked positions evaluated by the external compensation advisor.  In making a determination with respect to Mr. Herschmann’s total compensation, the Committee was aware of Mr. Herschmann’s continued employment with the Kasowitz Firm.

Compensation of the Chief Executive Officer

Subject to the terms and conditions of the employment agreements described below, the compensation of the Chief Executive Officer is reviewed and evaluated by the  Committee with the assistance of its external compensation advisor.  In 2008, the Committee elected to submit certain compensation decisions with respect to the compensation of the Chief Executive Officer to the Company’s other independent directors for final approval and may do so in the future.  The compensation of the Chief Executive Officer is based on factors similar to those utilized for the other Named Executive Officers, but also includes consideration of the Chief Executive Officer’s dual role as the Chairman of the Board and Chief Executive Officer, his unique role as primary architect of the Company’s strategic vision, as well as his responsibility for achievement of the Company’s operational goals.  In addition to the foregoing, the Committee evaluated certain other strategic, operational and financial goals in setting the compensation of the Chief Executive Officer.  The specific elements of compensation for the Chief Executive Officer and any differences in his compensation as compared to the other Named Executive Officers are discussed below.

Employment Agreements

During 2008, the Company entered into employment agreements with each of its Named Executive Officers and Change-in-Control Severance Agreements with approximately twenty additional officers. The employment agreements establish certain elements of such Named Executive Officers’ compensation, including base salary, eligibility and terms of short-term annual incentive bonus awards and eligibility and terms of long-term incentive equity awards, as well as compensation and benefits, if any, due upon termination of employment. Each employment agreement has a three-year term with successive one-year renewals, subject to non-renewal by either party.

The particular events chosen to trigger benefits upon termination of employment are based on common practices within our peer group for executive severance protections.  The termination benefits are intended to be consistent with competitive compensation practices and to protect stockholder value by (x) attracting and retaining senior management, and (y) in the context of a change in control, ensuring that executives consider all appropriate opportunities to increase stockholder value.

More specifically, the employment agreements provide that the base salary of each Named Executive Officer at the time of the agreement cannot be reduced for the entire term of the employment agreement, that eligibility for an annual cash bonus, subject to achievement of defined financial and operational goals, cannot be for amounts less than the Named Executive Officer’s current target percentage and that, in the event long-term equity awards are approved by the Committee, the Named Executive Officers shall participate in such awards at levels commensurate with the equity awards granted in December 2007 under the Company’s equity award plan or otherwise consistent with the level, type and terms of such equity awards to other officers of the Company.

If the employment of any of the Named Executive Officers is terminated (x) other than for cause (as defined in the employment agreements) by the Company or (y) for good reason (as defined in the employment agreements) by a Named Executive Officer, the Company, in addition to certain other benefits described in the employment agreement, will make a lump sum cash severance payment to the Named Executive Officer equal to a multiple of the Named Executive Officer’s annual base salary and annual incentive bonus.  Under the terms of the employment agreements, the annual bonus amount shall be the higher of (i) the Named Executive Officer’s target bonus for the year in which such termination occurs or (ii) the average bonus received by the Named Executive Officer during the three fiscal years of the Company then ended.  For purposes of the employment agreements, Messrs. Lindemann and Herschmann would receive a severance payment at a 3x multiple while Messrs. Bond and Marshall and Ms. Gaudiosi would each receive a 2x multiple.

In addition, in the event of termination of employment by the Company other than for cause or by the Named Executive Officer for good reason in the context of a change in control (as defined in the employment agreements), the Named Executive Officer would be entitled to full vesting of outstanding equity incentive compensation awards (to the extent not already vested pursuant to the Company’s stock and incentive plans) and to certain gross-up payments in respect of excise taxes, if any, imposed by section 4999 of the Internal Revenue Code.  The Company does not anticipate including such gross-up payment reimbursement provisions in employment agreements or change in control agreements that the Company may enter into in the future.

Under the terms of the employment agreements, payments by the Company to any Named Executive Officer in connection with termination of employment would generally be conditioned upon delivery of a release of claims against the Company. The employment agreements also contain certain non-competition, non-solicitation and confidentiality provisions. The monetary value of the employment agreements under various termination scenarios is described under “Potential Payments upon Termination or a Change of Control” herein.

Base Salary/Annual Merit Adjustments

Subject to the terms and conditions of the employment agreements, base salaries for the Named Executive Officers are determined at the discretion of the Committee, in consultation with the Chief Executive Officer, the President and Chief Operating Officer and Hewitt, as applicable, and are based on the various factors enumerated above.  The Committee considers adjustments to base salary for Named Executive Officers on an annual basis and may do so more frequently upon a change of circumstances.  Such changes include promotion into a senior executive role or an expansion of responsibilities.  Base compensation for such executives may in certain circumstances be adjusted less frequently than annually.

With respect to the Named Executive Officers, the following base salary or merit adjustment actions were taken during 2008:

The base salaries of Messrs. Lindemann and Herschmann remained at their 2007 levels of $1 million and $950,000, respectively.  The base salaries of both Mr. Marshall and Ms. Gaudiosi remained at $450,000 for 2008 in light of significant promotional increases awarded in 2007.

Mr. Bond received a salary increase of $31,000 in February 2008 as part of the Committee’s annual merit review.  This increase raised Mr. Bond’s base salary to $550,000 and represented an amount greater than the 3.8% annual merit increase target approved by the Committee.  The increased base compensation merit award was designed to recognize additional demands placed on Mr. Bond as a result of his interim responsibilities as the senior executive of the Southern Union Gas Services business segment, a position held by Mr. Bond until the hiring of a new senior executive for the Southern Union Gas Services business segment in August 2008.

In recognition of the current challenging economic environment, no merit increases have been awarded in 2009 to Named Executive Officers, including Messrs. Lindemann and Herschmann.

Short-Term Incentive Awards

All of the Company’s short-term incentive plans are approved by the Committee and, in the case of the Amended Bonus Plan discussed below, by the Company’s stockholders.  With the exception of Messrs. Lindemann and Herschmann, certain employees of the Company’s Southern Union Gas Services business segment and members of collective bargaining units, all of the Company’s employees (including Messrs. Bond and Marshall and Ms. Gaudiosi) are eligible for an annual cash bonus under the Southern Union Company Annual Incentive Plan.

Southern Union Company Annual Incentive Plan

Under the Southern Union Company Annual Incentive Plan, the Committee approves separate annual financial performance thresholds for corporate employees and employees of each business segment as the basis for funding bonus pools.  Applicable financial performance thresholds for 2008 included a “stretch” earnings per share (“EPS”) metric for corporate employees, intended to align employee and stockholder interests, and both Company EPS and a business segment earnings before interest and taxes (“EBIT”) based metric for business segment employees, intended to drive achievement of business segment operating plans.  Pools may fund at 50% of the target amount for 90% achievement of the performance target, up to a maximum funding of 120% for results in excess of the performance target.  Under the plan, cash bonuses are typically paid in the first quarter of each year for performance in the previous year.  In 2008, corporate employees and the business segments achieved from 55% to 403% of their target goals.

For 2008, Mr. Marshall and Ms. Gaudiosi had a Company EPS target of $1.82 with a stretch EPS target of $1.85 for eligibility for a 100% bonus target payout under the incentive plan.  With respect to Mr. Bond, 50% of his bonus opportunity was tied to the Company EPS target and the remaining 50% was tied to the EBIT-based performance target of the Company’s Panhandle Energy business unit.  For 2008, Panhandle Energy had a plan EBIT-based target of $399,599,000(2) and a stretch EBIT-based target of $406,179,000.  Messrs. Bond and Marshall and Ms. Gaudiosi each had bonus percentage opportunities of 50% of base salary.

After taking into consideration certain selected items and in recognition of the current economic environment, the Committee exercised its discretion to limit the payout of the corporate target bonuses to 100% and Panhandle Energy’s payout to 105% for purposes of the Annual Incentive Plan.  For 2008, the Company’s reported EPS was in excess of $2.26 and Panhandle Energy’s EBIT-based result was $457,207,000 or 112.6% of targeted performance resulting in eligibility for the maximum payout of 120% of target bonuses.  While Mr. Bond’s bonus calculated based on his combined corporate and Panhandle Energy performance metrics was $281,875, the Committee used its discretion to award him a bonus of $225,000 or 40.91% of his base salary.  This reflected a desire on the part of the Committee to make equal bonus awards to the Named Executive Officers participating in the Annual Incentive Plan.  The targeted bonus for each of Mr. Marshall and Ms. Gaudiosi was $225,000 or 50% of his/her annual base salary as of December 31, 2008 and they each received a bonus payment in such amount.

For 2009, the Committee has approved retaining a Company plan EPS target, which target contains a stretch EPS component for eligibility for a 100% bonus target payout.  Additionally, the Committee has approved the continuation of customer service and operational metrics as part of the performance objectives of the Company’s Missouri Gas Energy and New England Gas Company divisions, the addition of target metrics with respect to capital and operating budget metrics for the Company’s Transportation and Storage segment and the inclusion of target metrics with respect to operating and maintenance budgets and system loss for the Company’s Gathering and Processing segment. Satisfaction of these performance thresholds is considered realistic but not guaranteed.  Notwithstanding achievement of the defined foregoing financial performance targets, the Committee retains discretion over ultimate bonus awards and the amounts thereof.  In the exercise of this discretion, the Committee may apply certain individual performance and contribution factors.  Specific 2009 target information is neither related to nor in any way material to an understanding of 2008 compensation.

(2) In order to evaluate incentive compensation targets with respect to the Panhandle Energy EBIT-based calculations contained herein, the Company attributed 100% of the net income of Citrus Corp. (“Citrus”) to Panhandle Energy although the Company only owns 50% of Citrus and reports only 50% of Citrus net income as EBIT to the Company through equity earnings and not on a consolidated basis.  This calculation process allows the Company to include Citrus’ results, providing an equitable evaluation of bonus awards to all Panhandle Energy employees, including employees of Florida Gas Transmission Company, LLC, a wholly owned subsidiary of Citrus under the Southern Union Annual Incentive Plan. This allocation process accounts for El Paso’s interest.

Amended Bonus Plan

In 2008, Messrs. Lindemann and Herschmann participated in the Company’s Amended Bonus Plan.  The Committee sets an annual financial performance goal for Eligible Executives (as that term is defined in the Amended Bonus Plan), as permitted under the Amended Bonus Plan and in compliance with the performance-based compensation exemption under Internal Revenue Code section 162(m). Cash and equity bonuses paid in accordance with such plan, which limits quarterly payments to not more than 3.0% of Consolidated Net Income (as that term is defined in the Amended Bonus Plan) and annual payments to not more than 1.5% of Consolidated Net Income, are intended to constitute “qualified performance-based compensation” for purposes of Internal Revenue Code section 162(m), such that awards thereunder are not subject to the $1 million limit on deductibility.  For 2008, both Messrs. Lindemann and Herschmann were named Eligible Executives and had targeted bonus payouts of 200% of their base compensation or $2 million and $1.9 million, respectively.  The Committee set a 2008 Consolidated Net Income goal of $150 million for the Eligible Executives.

The Amended Bonus Plan provides for significant discretion to the Committee to approve, disapprove or reduce a bonus award, even if the designated Consolidated Net Income goal is achieved.  As part of its exercise of negative discretion, the Committee is permitted to consider additional factors and goals related to Company strategic, operational and financial performance, achievement of which are determinative in the evaluation of whether to award a bonus payment or to reduce an otherwise payable bonus amount.  For 2008, the Committee designated certain strategic and operational goals that would be considered in determining whether the bonus awards for the Eligible Executives should be adjusted in the Committee’s discretion, including achievement of goals set forth in the Company’s Outlook for 2008 filed with the SEC on Form 8-K on March 6, 2008, and communicated these goals to the Eligible Executives.

The Committee determined that the Eligible Executives had achieved the 2008 Consolidated Net Income goal.  The Committee also determined that the strategic, operational and financial goals designated for the Eligible Executives had been satisfied.  As such, the Committee awarded Messrs. Lindemann and Herschmann bonuses of $2 million and $1.9 million, respectively.

The bonuses for which Messrs. Lindemann and Herschmann are eligible are significantly greater than those applicable to the other Named Executive Officers, although generally within the benchmarked ranges for chief executive officers.  This recognizes the value of these executives to the development and achievement of the Company’s strategic goals, while encouraging superior performance by virtue of a greater percentage of the executives’ total compensation being “at-risk”.

Both Messrs. Lindemann and Herschmann have been named Eligible Executives under the Amended Bonus Plan for 2009 and the Committee has set a financial performance target for Eligible Executives to receive bonus payments under the terms of the Amended Bonus Plan.  The Committee has also outlined certain additional factors and goals related to Company strategic, operational and financial performance, achievement of which are determinative in the exercise of the Committee’s discretion of whether to award a bonus payment even if the targeted financial goal has been achieved.  Satisfaction of the performance threshold is considered realistic but not guaranteed.

One Time Awards

In addition to short-term incentive awards under Company plans, the Committee may, in its discretion, authorize one-time awards payable in cash or equity.  No such awards were made to Named Executive Officers in 2008.

Long-Term Incentive Awards

Long-term incentive awards are subject to the Company’s stockholder-approved Stock and Incentive Plan, as may be amended from time to time.  Under the plan, awards may be made to directors, officers, employees and agents of, and other providers of services to, the Company in the form of incentive options, non-statutory options, stock appreciation rights (“SARs”), stock awards, performance units and other equity-based rights, all as described in the plan.  In December 2008, the Committee authorized a grant of long-term incentive awards to certain Company officers and non-officer personnel.

The long-term incentive awards made in December 2008 took on a variety of forms, including grants of non-statutory options to Mr. Lindemann, restricted stock and non-statutory options to Mr. Herschmann and, to other recipients, grants of restricted units that will settle in cash and SARs that will ultimately be settled in stock.  The vesting/restriction lapse schedule of the awards provide pro-rata vesting/restriction lapse on each of the first three anniversaries of the grant date.  The exercise price for the non-statutory options and the SARs equaled the closing price of the Company’s stock on the date of grant.  All of the awards contain an acceleration of vesting/restriction lapse in the event of a change of control of the Company and the awards of Messrs. Lindemann and Herschmann also contain acceleration of vesting/restriction lapse in the event of their death, disability or termination without cause.  In addition, the awards to Messrs. Lindemann and Herschmann provide that a termination of employment other than for cause of Mr. Lindemann and/or Mr. Herschmann shall not result in any termination, forfeiture or reduction of the exercise period of the non-statutory options granted thereunder.  The 2008 long-term incentive awards to the Named Executive Officers were as follows:

Name	Restricted Stock	Stock Options	Cash Restricted Units	SARs

George L. Lindemann		500,000
Eric D. Herschmann	207,066	292,934
Richard N. Marshall			23,195	95,336
Robert O. Bond			23,195	95,336
Monica M. Gaudiosi			23,195	95,336

The Committee believes that the vehicles utilized with respect to the long-term incentive awards provided a clear and effective combination of retention incentive, stock performance incentive and stockholder alignment.  As part of the review process, the Committee determined that, for its Named Executive Officers, grants utilizing a variety of vehicles to deliver long-term incentive compensation reflected the prevalent trends within its energy industry peer group and offered a balance of performance and retention incentive.  In addition, the award vehicles chosen by the Committee took into consideration the varying accounting, tax and regulatory impacts associated with long-term incentive compensation.

The equity awards to Messrs. Lindemann and Herschmann were at a significantly higher value than the awards to the other Named Executive Officers, although generally within the benchmarked ranges for chief executive officers, in recognition of the value of these executives to the development and achievement of the Company’s strategic goals.  In particular, the 2008 equity award to Mr. Lindemann, which, unlike his 2007 award, is comprised solely of stock options, reflects a focus on performance compensation and represents a decrease in equity award value as compared to his December 2007 grant.  Mr. Lindemann’s 2008 equity award is at the lower end of the benchmark range for equity awards to chief executive officers.  In making an equity award to Mr. Lindemann, the Committee considered his current significant equity ownership, which serves to align him with stockholder interests, and determined to include an equity award as part of his 2008 compensation based on benchmarking data.  The vehicles used for the awards to Mr. Herschmann promote stock ownership, as compared to the restricted units awarded to the other Named Executive Officers, which are settled in cash.

It is the Committee’s intention that grants be considered annually in the fourth quarter, although such awards are not guaranteed.  The eligible employee population and specific form of awards may vary from year to year and the 2008 grants reflected awards to an increased population of key non-officer personnel.  The Committee will continue to monitor and consider the types of awards, vesting requirements, eligible employee pool and applicable accounting, tax and regulatory impacts of long-term incentive awards on an annual basis.  The Committee has given the Named Executive Officers authority to grant off-cycle individual awards to non-officer personnel based on defined limits on individual grant values and total value of all off-cycle awards.  Examples of the circumstances under which individual grants may be awarded are hiring activity, retention arrangements and transactional awards.

Benefits; Perquisites

The Company provides for the benefit of its employees a full range of usual and customary employee benefits.  These include medical, dental and vision insurance; life, accidental death and dismemberment and short-term disability insurance; as to certain business segments, pension and retiree medical coverage; and a 401(k) plan, supplemented as to certain employees by additional employer contributions to a “retirement power account” (“RPA”). RPA percentages applicable to Named Executive Officers range from 4.5% to 12.05% and are contributed on base salary and bonus compensation up to $225,000.  The Company match and RPA percentages vary across business segments but generally vest in equal percentages over the employee’s first five years of service.  In addition, employees receive typical vacation, personal days, sick leave and holidays.  Terminated employees may be eligible for severance payments not to exceed one year’s base salary.  Employees transferring between Company locations or new hires may be offered relocation benefits.  Benefit programs vary by business segment and may also be subject to the terms of applicable collective bargaining agreements.  These benefits are available to employees generally; no plans exist for the sole benefit of Senior Executives or Named Executive Officers.  The Company also maintains a supplemental deferred compensation plan for corporate employees at or above the director level; the Company does not offer matching in respect of deferred amounts.

In 2007, at the request of the Committee, Hewitt performed an evaluation of the Company’s benefits programs based on a peer group of nine companies with prominent gas transmission businesses.  Hewitt found the Company’s benefits to be slightly below the average indexes of peer group companies, driven in part by the absence of Company-sponsored non-qualified retirement benefit programs.  As a result of this evaluation, the Company made certain changes to the 401(k) plan at Panhandle in 2008, instituted a retiree medical program for its corporate employees and continues to evaluate the Company’s overall retirement programs.

In addition, under the Company’s Board-approved aircraft policy, Mr. Lindemann and his spouse are encouraged to use corporate aircraft for personal travel to ensure their safety and security.

Tax and Accounting Implications

As part of its role, the Committee reviews and considers the deductibility of executive compensation under section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 paid to certain individuals.  The  Committee generally structures and administers executive compensation plans and arrangements so that they will not be subject to the deduction limit of section 162(m) of the Internal Revenue Code. The  Committee may from time to time approve payments that cannot be deducted in order to maintain flexibility in structuring appropriate compensation programs in the interest of stockholders. For example, restricted stock awards described above received by certain employees may not be deductible for federal income tax purposes, depending on the amount and other types of compensation received by such employees.

Conclusion

The Committee believes that the compensation awarded in 2008 embodies the Company’s compensation philosophy and strategy.  The Company’s compensation actions supported numerous strategic, structural, competitive and personnel transitions during the past year.  The Company will continue to take the actions necessary to support its performance-based and stockholder-aligned philosophy in future years.

2008 Executive Compensation

Named Executive Officers

The Named Executive Officers of the Company are set forth below. Each holds the offices indicated until his or her successor is chosen and qualified at the regular meeting of the Board of Directors to be held immediately following the 2009 Annual Meeting of Stockholders, or until such officer’s earlier death, resignation, retirement, disqualification or removal.

George L. Lindemann, 73, is Chairman of the Board and Chief Executive Officer of Southern Union. Mr. Lindemann has held the positions of Chairman and Chief Executive Officer since 1990.  Mr. Lindemann also served as the President of Southern Union from November 2005 until May 2008.

Eric D. Herschmann, 45, is President and Chief Operating Officer of Southern Union, a position he has held since May 2008.  Mr. Herschmann served as Senior Executive Vice President from November 2005 until May 2008.  Mr. Herschmann also acted as Interim General Counsel of the Company from January 2005 until October 2007.  Mr. Herschmann has served as outside counsel for the Company since 1997 and as its national litigation counsel since 1999.  He continues to retain his partnership interest in the Kasowitz Firm, where he has been a partner since 1996.

Richard N. Marshall, 51, is Senior Vice President and Chief Financial Officer of Southern Union, a position he has held since November 2006. Mr. Marshall served as Treasurer of Southern Union from 2001 until being named to his current position. Prior to 2001, he was Vice President, rates and regulatory affairs, for the Company’s Pennsylvania natural gas distribution division.

Robert O. Bond, 49, is Senior Vice President, pipeline operations of Southern Union, a position he has held since September 2005, and President and Chief Operating Officer of Southern Union’s integrated natural gas pipeline operations, a position he has held since April 2005. From November 2004 until being named to his current position, he served as Senior Vice President, Chief Commercial Officer for Panhandle.  Since joining Panhandle in February 2000, he had served as Executive Director of Commercial Optimization, Vice President of Optimization, Vice President of Marketing and Senior Vice President of Marketing.

Monica M. Gaudiosi, 46, is Senior Vice President & General Counsel of Southern Union.  Ms. Gaudiosi has been a Senior Vice President since September 2005 and General Counsel since October 2007.  Ms. Gaudiosi served as Associate General Counsel from her hiring in 2005 until being named General Counsel.   From 1998 until joining Southern Union in 2005, she held various legal positions with General Electric Capital Corporation, including strategic transaction counsel for GE Commercial Finance and general counsel of the Vendor Financial Services commercial equipment leasing division.

Summary Compensation Table

The table below summarizes the total compensation awarded or attributable to each of the Named Executive Officers for the year ended December 31, 2008. When setting total compensation for each of the Named Executive Officers, the Compensation Committee reviews each element of current compensation for all of the Named Executive Officers, including equity and non-equity based compensation.

Each of the Named Executive Officers was eligible to receive a bonus payment for the year ended December 31, 2008 under either the Annual Incentive Plan or the Amended Bonus Plan.  The bonus amounts paid under either the Annual Incentive Plan or the Amended Bonus Plan are tied to performance objectives and are listed under “Non-Equity Incentive Plan Compensation” in the table below.  Such amounts were determined by the Compensation Committee at its February 26, 2008 meeting and, to the extent not deferred by the executive, were paid on March 13, 2009.

Name and Principle		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Position	Year	($)	($)	($)	($)	($)		($)	($)		($)
(a)	(b)	(c)	(d)	(e)(1)	(f)(2)	(g)		(h)	(i)		(j)
George L. Lindemann Chairman of the Board and Chief Executive Officer	2008 2007 2006	1,000,000 999,999 1,500,000	-0- -0- 7,500,000	331,039 13,556 -0-	852,306 33,942 -0-	2,000,000 2,000,000 750,000	(3)	— — —	386,867 400,024 701,939	(4)	4,570,212 3,447,521 10,451,939

Eric D. Herschmann President & Chief Operating Officer	2008 2007 2006	950,000 949,999 -0-	-0- -0- 5,000,000	592,136 35,230 2,497,801	758,329 30,423 792,790	1,900,000 1,900,000 -0-	(3)	— — —	21,663 19,771 13,993	(5)(6)	4,222,128 2,935,423 8,304,584	(6)

Richard N. Marshall Senior Vice President and Chief Financial Officer	2008 2007 2006	450,000 354,614 189,715	-0- -0- -0-	66,466 69,204 6,793	186,609 81,497 19,593	225,000 180,000 144,000		— — —	38,813 34,011 36,365	(7)	966,888 719,326 396,466

Robert O. Bond Senior Vice President, Pipeline Operations	2008 2007 2006	541,654 513,884 499,999	-0- -0- -0-	83,186 78,429 573	526,174 364,382 280,183	225,000 350,000 250,000		— — —	20,920 16,058 16,798	(8)	1,396,934 1,322,753 1,047,553

Monica M. Gaudiosi Senior Vice President & General Counsel	2008 2007 2006	450,000 394,759 346,731	-0- -0- 250,000	139,889 240,597 46,671	254,882 149,723 68,258	225,000 200,500 157,483		— — —	21,738 17,010 13,641	(9)	1,091,509 1,002,599 882,784

(1)

For a description of the assumptions made in calculating the proportionate share of the grant date fair value of restricted stock recognized in this period in accordance with FAS 123(R), see Notes 2 and 24 to the Company’s footnotes to its audited financial statements included in its Form 10-K for the year ended December 31, 2008. There were no forfeitures during this time period.

(2)

For a description of the assumptions made in calculating the proportionate share of the grant date fair value of the options recognized in this period in accordance with FAS 123(R), see Notes 2 and 24 to the Company’s footnotes to its audited financial statements included in its Form 10-K for the year ended December 31, 2008. There were no forfeitures during this time period.

(3)	This amount represents the Named Executive Officer’s qualified performance-based compensation for purposes of IRC section 162(m) for the year ended December 31, 2008.
(4)

Of this amount, $2,520 relates to life insurance premiums paid by the Company, $9,673 relates to Company matching contributions to Mr. Lindemann’s 401(k), $19,550 relates to non-discretionary Company contributions to his RPA and $355,124 relates to the incremental cost for personal use of Company aircraft by Mr. Lindemann and his spouse. The incremental cost to the Company of the personal use of Company aircraft is calculated based on the actual variable operating costs to the Company. Variable operating costs include fuel costs, mileage, maintenance, crew travel expenses, catering and other miscellaneous variable costs. The fixed costs that do not change based on usage, such as pilot salaries, the lease costs of the Company aircraft, hangar expense and general taxes and insurance, are excluded from the incremental cost calculation. The Company has adopted a Corporate Aircraft Policy that encourages Mr. Lindemann and his spouse to use Company aircraft for all business and non-business purposes for their personal security and safety.

(5)

Of this amount, $8,793 relates to Company contributions to the officer’s 401(k) plan, $10,350 relates to non-discretionary Company contributions to the officer’s RPA and $2,520 relates to life insurance premiums paid by the Company.

(6)

Not included in this amount is $18,005,842 in legal fees (including a monthly retainer and reimbursement of expenses) for which the Kasowitz Firm billed the Company in 2008. Mr. Herschmann is a partner of, and is compensated by, the Kasowitz Firm, which provides legal services to the Company and certain of its affiliates.

(7)

Of this amount, $8,830 relates to Company contributions to the officer’s 401(k) plan, $27,715 relates to non-discretionary Company contributions to the officer’s RPA and $2,268 relates to life insurance premiums paid by the Company.

(8)

Of this amount, $8,050 relates to Company contributions to the officer’s 401(k) plan, $10,350 relates to non-discretionary Company contributions to the officer’s RPA and $2,520 relates to life insurance premiums paid by the Company.

(9)

Of this amount, $9,422 relates to Company contributions to the officer’s 401(k) plan, $10,350 relates to non-discretionary Company contributions to the officer’s RPA and $1,966 relates to life insurance premiums paid by the Company.

Grants of Plan-Based Awards

The following table sets forth information regarding all short-term (non-equity) and long-term (equity) incentive plan awards that were made to the Named Executive Officers during 2008. This information supplements the dollar value disclosure of stock, option and non-equity incentive awards in the Summary Compensation Table by providing additional details about such awards. Non-equity incentive plan awards are awards that are not subject to FAS 123(R) and are intended to serve as an incentive for performance to occur over a specified period, typically a year.  Generally, equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FAS 123(R); none of the Company’s equity incentive-based awards granted during 2008 were subject to market conditions.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Under- lying		Exercise or Base Price of Option	Grant Date Fair Value of Stock and
	Grant	Threshold	Target	Maximum		Threshold	Target	Maximum	or Units		Options		Awards	Option
Name	Date	($)	($)	($)		($)	($)	($)	(#)		(#)		($/Sh)	Awards
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)		(j)		(k)	(l)
George L. Lindemann		2,000,000	2,000,000		(2)

	12/15/08										500,000	(3)	12.55	1,550,134
Eric D. Herschmann		1,900,000	1,900,000		(2)
	12/15/08								207,066	(4)				2,598,678
	12/15/08										292,934	(3)	12.55	908,174
Richard N. Marshall		112,500	225,000	270,000
	12/15/08								23,195	(5)				302,463
	12/15/08										95,336	(6)	12.55	295,567
Robert O. Bond		137,550	275,000	330,000
	12/15/08								23,195	(5)				302,463
	12/15/08										95,336	(6)	12.55	295,567
Monica M. Gaudiosi		112,500	225,000	270,000
	12/15/08								23,195	(5)				302,463
	12/15/08										95,336	(6)	12.55	295,567

(1)                                   Represents threshold, target and maximum payout levels under the Annual Incentive Plan or, as to Messrs. Lindemann and Herschmann, the Amended Bonus Plan, for 2008 performance. The actual amount of incentive bonus paid to each Named Executive Officer with respect to 2008 performance is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. Additional information regarding the design of the Annual Incentive Plan and Amended Bonus Plan is included in the Compensation Discussion and Analysis beginning on page 21. In certain limited and unique circumstances, with the exception of Messrs. Lindemann and Herschmann, whose maximum bonus is restricted in accordance with the Amended Bonus Plan, the Compensation Committee may make incentive bonus awards in excess of any estimated maximum payout amounts.  In 2008, the Compensation Committee did not make any incentive bonus awards in excess of the estimated maximum payout amounts.

(2)                                   The maximum incentive bonus payable to any executive participating in the Amended Bonus Plan is 1.5% of the Company’s adjusted consolidated net income from continuing operations for the related year, as that term is defined in the Amended Bonus Plan.  For the year ended December 31, 2008, the Compensation Committee determined that the Company had exceeded the targeted consolidated net income; Mr. Lindemann received a bonus of $2,000,000 and Mr. Herschmann received a bonus of $1,900,000.  Any and all bonus awards made under the Amended Bonus Plan are payable in whole or in part at the sole discretion of the Compensation Committee.

(3)                                   Non-Statutory Stock Options.

(4)                                   Restricted Stock.

(5)                                   Cash Restricted Units (settled in cash).

(6)                                   Stock Appreciation Rights.

Outstanding Equity Awards at December 31, 2008

	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options			Option Exercise	Option	Number of Shares or Units of Stock That		Market Value of Shares or Units of Stock That Have Not
	Exercisable	Unexercisable		Price	Expiration	Have Not Vested		Vested
Name	(#)	(#)		($)	Date	(#)		($)
(a)	(b)	(c)		(e)	(f)	(g)		(h)
George L. Lindemann	258,078	-0-		13.50	12/09/2009
		441,469	(1)	28.48	12/17/2017
		500,000	(2)	12.55	12/15/2018	58,022	(3)	756,607

Eric D. Herschmann	262,500	-0-		23.62	6/27/2015
	100,000	-0-		23.63	12/30/2015
	91,876	183,753	(4)	28.48	12/17/2017
		292,934	(2)	12.55	12/15/2018
						38,682	(5)	504,413
						207,066	(6)	2,700,141

Richard N. Marshall	6,615	1,654	(7)	16.83	02/06/2014
	513	170	(8)	24.06	07/26/2015
	12,866	6,433	(9)	28.07	12/28/2016
	12,895	25,790	(10)	28.48	12/17/2017
		95,336	(11)	12.55	12/15/2018
						262	(12)	3,416
						2,027	(13)	26,432
						5,430	(14)	70,807
						23,195	(15)	302,463

Robert O. Bond	13,230	3,308	(16)	16.83	02/06/2014
	75,000	25,000	(17)	22.68	11/11/2015
	15,834	7,919	(18)	28.07	12/28/2016
	20,148	40,297	(19)	28.48	12/17/2017
		95,336	(11)	12.55	12/15/2018
						2,494	(20)	32,522
						8,483	(24)	110,618
						23,195	(15)	302,463

Monica M. Gaudiosi	1,024	341	(21)	24.06	07/26/2015
	18,750	6,250	(22)	22.68	11/11/2015
	15,834	7,919	(18)	28.07	12/28/2016
	12,895	25,790	(10)	28.48	12/17/2017
		95,336	(11)	12.55	12/15/2018
						525	(23)	6,846
						2,494	(20)	32,522
						5,430	(25)	70,807
						23,195	(15)	302,463

(1)	These employee stock options awarded on December 17, 2007 vest in full on December 17, 2012.

(2)	These employee stock options awarded on December 15, 2008 will vest in equal annual installments on the first, second and third anniversaries of the grant date.

(3)	The restrictions on these restricted shares awarded on December 17, 2007 expire in full on December 17, 2012.

(4)	Of these remaining employee stock options, 91,876 will vest on December 15, 2009 and 91,877 will vest on December 15, 2010.

(5)	The restrictions on 19,340 of these restricted shares will expire on December 17, 2009 and the restrictions on 19,341 restricted shares will expire on December 17, 2010.

(6)	The restrictions on these restricted shares awarded on December 15, 2008 will expire in equal annual installments on the first, second and third anniversaries of the grant date.

(7)	The remaining employee stock options vested on March 1, 2009.

(8)	These remaining employee stock options will vest on July 26, 2009.

(9)

Stock appreciation rights will be settled in shares of common stock at an exercise price of $28.07 per share, which was equal to the closing price on the grant date. The remainder of the award will vest on December 28, 2009.

(10)

Stock appreciation rights will be settled in shares of common stock at an exercise price of $28.48 per share, which was equal to the closing price on the grant date. The award will vest in equal annual installments of 12,895 on December 17, 2009 and December 17, 2010.

(11)

Stock appreciation rights will be settled in shares of common stock at an exercise price of $12.55 per share, which was equal to the closing price on the grant date. The award will vest in equal annual installments on the first, second and third anniversaries of the December 15, 2008 grant date.

(12)	The restrictions on these restricted shares expire on July 26, 2009.

(13)

The restrictions on the cash restricted units awarded on December 28, 2006 permit the recipient to receive, on predetermined dates upon expiration of applicable restrictions, cash in an amount equal to a specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on such dates. Restrictions on the remaining cash restricted units under this award will expire on December 28, 2009.

(14)

The cash restricted units awarded on December 17, 2007 permit the recipient to receive, on predetermined dates upon expiration of applicable restrictions, cash in an amount equal to a specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on such dates. Restrictions on the remaining cash restricted units under this award will expire as to 2,715 units on December 17, 2009 and 2,715 units on December 17, 2010.

(15)

The cash restricted units awarded on December 15, 2008 permit the recipient to receive, on predetermined dates upon expiration of applicable restrictions, cash in an amount equal to a specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on such dates. Restrictions on the award will expire in equal annual installments on the first, second and third anniversaries of the grant date.

(16)	The remaining 3,308 employee stock options associated with this award vested on March 1, 2009.

(17)	These remaining unvested employee stock options associated with this award will vest on November 11, 2009.

(18)

Stock appreciation rights will be settled in shares of common stock at an exercise price of $28.07 per share, which was equal to the closing price on the grant date. The remainder of this award will vest on December 28, 2009.

(19)

Stock appreciation rights will be settled in shares of common stock at an exercise price of $28.48 per share, which was equal to the closing price on the grant date. The award will vest in equal annual installments of 20,148 on December 17, 2009 and 20,149 on December 17, 2010.

(20)

The restrictions on the cash restricted units awarded on December 28, 2006 permit the recipient to receive, on predetermined dates upon expiration of applicable restrictions, cash in an amount equal to a specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on such dates. Restrictions on the remaining 2,494 cash restricted units under this award will expire on December 28, 2009.

(21)	These remaining employee stock options will vest on July 26, 2009.

(22)	These remaining employee stock options will vest on November 11, 2009.

(23)	The restrictions on these restricted shares will expire on July 26, 2009.

(24)

The cash restricted units awarded on December 17, 2007 permit the recipient to receive, on predetermined dates upon expiration of applicable restrictions, cash in an amount equal to a specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on such dates. Restrictions on the remaining cash restricted units under this award will expire as to 4,241 units on December 17, 2009 and 4,242 units on December 17, 2010.

(25)

The cash restricted units awarded on December 17, 2007 permit the recipient to receive, on predetermined dates upon expiration of applicable restrictions, cash in an amount equal to a specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on such dates. Restrictions on the remaining cash restricted units under this award will expire as to 2,715 units on December 17, 2009 and 2,715 units on December 17, 2010.

Option Exercises and Stock Vested

	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Name	(#)	($)	(#)		($)
(a)	(b)	(c)	(d)		(e)
George L. Lindemann	214,290	2,197,651

Eric D. Herschmann			19,340	(1)	253,741

Richard N. Marshall			262	(1)	6,702
			2,714	(2)	35,608
			2,026	(2)	25,811

Robert O. Bond			4,241	(2)	55,642
			2,494	(2)	31,774

Monica M. Gaudiosi			525	(1)	13,430
			4,700	(1)	112,142
			2,494	(2)	31,774
			2,714	(2)	35,608

(1)	This grant of restricted stock settled on the date of the expiration of the restrictions, resulting in the delivery of shares to the Named Executive Officer.

(2)

This grant of cash restricted units settled on the date of expiration of the restrictions, resulting in the delivery of cash in an amount equal to the specified number of shares of the Company’s common stock valued at the closing price of the Company’s common stock on the date the restrictions expired.

Non-Qualified Deferred Compensation

Pursuant to the Company’s non-qualified supplemental retirement plan, certain executives, including Named Executive Officers, may defer salary and bonus earned under the Southern Union Company Amended Supplemental Deferred Compensation Plan.  Deferral elections are made by eligible executives in December of each year for amounts to be earned in the following year. An executive may defer all or a portion of his or her salary and bonus under this plan. The investment options available to an executive under the deferral program vary, but include Company stock and publicly available mutual funds. Any distribution of holdings in Company stock under the non-qualified supplemental retirement plan must be made in Company stock in an amount of shares equal to the aggregate balance in the plan at the time of distribution.

	Executive Contributions in 2008	Company Contributions in 2008	Aggregate Earnings or Losses in 2008	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2008
Name	($)	($)	($)	($)	($)
(a)	(b)(1)	(c)	(d)(2)	(e)	(f)
George L. Lindemann	303,388	-0-	(2,022,718)	-0-	1,765,338
Eric D. Herschmann(3)	-0-	-0-	-0-	-0-	-0-
Richard N. Marshall	77,677	-0-	(207,640)	-0-	310,682
Robert O. Bond(3)	-0-	-0-	-0-	-0-	-0-
Monica M. Gaudiosi(3)	-0-	-0-	-0-	-0-	-0-

(1)

All amounts reported as contributions by the executives have been reported as compensation for the year ended December 31, 2008 in the Summary Compensation Table. Contributions made to these holdings in 2008 represent pre-tax contributions from the Named Executive Officer’s base salary and bonus compensation (otherwise reported as base and incentive bonus compensation in the Summary Compensation Table), do not represent other compensation paid by the Company and are not currently matched in any form by the Company.

(2)

Represents aggregate earnings or losses on the market value of the Named Executive Officer’s holdings under the Company’s non-qualified supplemental retirement plan. Any returns on the funds contributed pursuant to this plan (whether positive or negative) are solely due to market conditions. Named Executive Officers who make deferral elections under the non-qualified supplemental retirement plan are not entitled to receive payments of cash interest from the Company. Moreover, deferrals may only be invested in Company stock or available mutual funds for which earnings are calculated on a market value basis.  The value of the deferrals is calculated and available to the participating executives daily based on that day’s market price for Company stock or the publicly available mutual fund shares.

(3)	The Named Executive Officer either does not participate, or is not eligible to participate, in the Southern Union Company Amended Supplemental Deferred Compensation Plan.

Potential Payments upon Termination or a Change of Control

As described in the Compensation Discussion and Analysis, the Company has entered into employment agreements with each of the Named Executive Officers and maintains plans that provide for certain compensation in the event their employment terminates or upon a change in control.  The amount of compensation that would have been payable to each Named Executive Officer effective December 31, 2008 is listed in the tables below.  Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different.

George L. Lindemann

Executive Benefits and Payments as of December 31, 2008	Voluntary Termination	Normal Retirement (55 years old and 20 years of service)	Other than for Cause; For Good Reason	For Cause Termination	Other than for Cause; for Good Reason (following Change of Control)	Change-of- Control Only	Death	Disability
Compensation:
Severance(1)	—	—	$9,000,000	—	$9,000,000	—	—	—
Short-term Incentive(2)	—	—	$2,000,000	—	$2,000,000	—	$2,000,000	$2,000,000
Long-term Incentives
Restricted Stock Unexpired and Accelerated(3)	—	—	$756,607	—	$756,607	$756,607	$756,607	$756,607
Stock Options Unvested and Accelerated(3)	—	—	$245,000	—	$245,000	$245,000	$245,000	$245,000
Cash Restricted Units Unexpired and Accelerated	—	—	—	—	—	—	—	—
Stock Appreciation Rights Unvested and Accelerated	—	—	—	—	—	—	—	—
Nonqualified Deferred Compensation Plan(4)	$1,765,338	$1,765,338	$1,765,338	$1,765,338	$1,765,338	—	$1,765,338	$1,765,338
Benefits and Perquisites:
Retirement Benefits(5)	—	$65,550	$65,550	—	$65,550	—	—	$65,550
Post-employment Health Care	—	—	$76,341	—	$76,341	—	—	—
Life Insurance Proceeds	—	—	—	—	—	—	$1,000,000	—
Disability Benefits	—	—	—	—	—	—	—	$180,000
Accrued Vacation Pay	$134,615	$134,615	$134,615	$134,615	$134,615	—	$134,615	$134,615
Outplacement Services	—	—	$20,000	—	$20,000	—	—	—
Reduction in severance (due to modified gross-up)	—	—	—	—	$(900,956)	—	—	—
Total:	$1,899,953	$1,965,503	$14,063,451	$1,899,953	$13,162,495	$1,001,607	$5,901,560	$5,147,110

(1)

Mr. Lindemann’s employment agreement provides that if the Company terminates Mr. Lindemann’s employment other than for cause or disability, or if Mr. Lindemann terminates employment for good reason, the Company must provide Mr. Lindemann, among other things, a lump-sum cash payment equal to the result of multiplying (i) the sum of (A) his annual base salary, plus (B) the higher of (a) his target annual bonus for the year in which the date of termination occurs or (b) his average annual bonus during the last three completed fiscal years of the Company immediately preceding the date of termination by (ii) three.

(2)

Represents a lump-sum cash payment equal to his annual bonus for the fiscal year ended December 31, 2008, subject to the discretion of the Compensation Committee and requirements of his employment agreement .

(3)	These amounts assume the closing price of the Company’s stock as of December 31, 2008, which was $13.04 per share.
(4)

Mr. Lindemann has made an irrevocable election to receive a single, lump-sum payment of his holdings under the Company’s nonqualified deferred compensation plan, payable no later than January 31 of the year following his termination. Mr. Lindemann is already fully vested in this amount.

(5)	Retiree Medical Plan benefit reflects $3,450 per year of service (19 years). Spouse is eligible for an equal amount if covered under the medical plan.

Eric D. Herschmann

Executive Benefits and Payments as of December 31, 2008	Voluntary Termination(4)	Other than for Cause; For Good Reason	For Cause Termination	Other than for Cause; for Good Reason (following Change of Control)	Change-of- Control Only	Death	Disability
Compensation:
Severance(1)	—	$8,550,000	—	$8,550,000	—	—	—
Short-term Incentive(2)	—	$1,900,000	—	$1,900,000	—	$1,900,000	$1,900,000
Long-term Incentives
Restricted Stock Unexpired and Accelerated(3)	—	$3,204,554	—	$3,204,554	$3,204,554	$3,204,554	$3,204,554
Stock Options Unvested and Accelerated(3)	—	$143,538	—	$143,538	$143,538	$143,538	$143,538
Cash Restricted Units Unexpired and Accelerated	—	—	—	—	—	—	—
Stock Appreciation Rights Unvested and Accelerated	—	—	—	—	—	—	—
Benefits and Perquisites:
Company 401(k) Contribution Vesting Acceleration	—	$15,927	—	$15,927	$15,927	—	—
Post-employment Health Care		$68,925	—	$68,925	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$1,000,000	—
Disability Benefits	—	—	—	—	—	—	$180,000
Accrued Vacation Pay	$91,346	$91,346	$91,346	$91,346	—	$91,346	$91,346
Outplacement Services	—	$20,000	—	$20,000	—	—	—
Section 280G Tax Gross-up(5)	—	—	—	$5,693,117	—	—
Total:	$91,346	$13,994,290	$91,346	$19,687,407	$3,364,019	$6,339,438	$5,519,438

(1)

Mr. Herschmann’s employment agreement provides that if the Company terminates Mr. Herschmann’s employment other than for cause or disability, or if Mr. Herschmann terminates employment for good reason, the Company must provide Mr. Herschmann, among other things, a lump-sum cash payment equal to the result of multiplying (i) the sum of (A) his annual base salary, plus (B) the higher of (a) his target annual bonus for the year in which the date of termination occurs or (b) his average annual bonus during the last three completed fiscal years of the Company immediately preceding the date of termination by (ii) three.

(2)

Represents a lump-sum cash payment equal to his annual bonus for the fiscal year ended December 31, 2008, subject to the discretion of the Compensation Committee and requirements of his employment agreement .

(3)	These amounts assume the closing price of the Company’s stock as of December 31, 2008, which was $13.04 per share.
(4)	Ineligible for retirement benefits due to age and years of service.
(5)

The calculation of the section 280G gross-up amount in the above table is based upon a section 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and an assumed 6.85% state income tax rate.

Richard N. Marshall

Executive Benefits and Payments as of December 31, 2008	Voluntary Termination(5)	Other than for Cause; For Good Reason	For Cause Termination	Other than for Cause; for Good Reason (following Change of Control)	Change-of- Control Only	Death	Disability
Compensation:
Severance(1)	—	$1,350,000	—	$1,350,000	—	—	—
Short-term Incentive(2)	—	$225,000	—	$225,000	—	$225,000	$225,000
Long-term Incentives
Restricted Stock Unexpired and Accelerated(3)	—	—	—	$3,416	$3,416	$3,416	$3,416
Stock Options Unvested and Accelerated	—	—	—	—	—	—	—
Cash Restricted Units Unvested and Accelerated(3)	—	—	—	$399,702	$399,702	—	—
Stock Appreciation Rights Unexpired and Accelerated(3)	—	—	—	$46,715	$46,715	—	—
Nonqualified Deferred Compensation Plan(4)	$310,682	$310,682	$310,682	$310,682	—	$310,682	$310,682
Benefits and Perquisites:
Post-employment Health Care		$46,447	—	$46,447	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$900,000	—
Disability Benefits	—	—	—	—	—	—	$180,000
Accrued Vacation Pay	$25,962	$25,962	$25,962	$25,962	—	$25,962	$25,962
Outplacement Services	—	$20,000	—	$20,000	—	—	—
Section 280G Tax Gross-up(6)	—	—	—	$675,701	—	—	—
Total:	$336,644	$1,978,091	$336,644	$3,103,625	$449,833	$1,465,060	$745,060

(1)

Mr. Marshall’s employment agreement provides that if the Company terminates Mr. Marshall’s employment other than for cause or disability, or if Mr. Marshall terminates employment for good reason, the Company must provide Mr. Marshall, among other things, a lump-sum cash payment equal to the result of multiplying (i) the sum of (A) his annual base salary, plus (B) the higher of (a) his target annual bonus for the year in which the date of termination occurs or (b) his average annual bonus during the last three completed fiscal years of the Company immediately preceding the date of termination by (ii) two.

(2)

Represents a lump-sum cash payment equal to his annual bonus for the fiscal year ended December 31, 2008, subject to the discretion of the Compensation Committee and requirements of his employment agreement.

(3)	These amounts assume the closing price of the Company’s stock as of December 31, 2008, which was $13.04 per share.
(4)

Mr. Marshall has made an irrevocable election to receive payments of his holdings under the Company’s nonqualified supplemental deferred compensation plan over a five-year period, the first installment of which shall be payable no later than January 31 of the year following his termination. Mr. Marshall is already fully vested in this amount.

(5)	Ineligible for retirement benefits due to age.
(6)	The calculation of the section 280G gross-up amount in the above table is based upon a section 280G excise tax rate of 20%, a 35% federal income tax rate and a 1.45% Medicare tax rate.

Robert O. Bond

Executive Benefits and Payments as of December 31, 2008	Voluntary Termination(4)	Other than for Cause; For Good Reason	For Cause Termination	Other than for Cause; for Good Reason (following Change of Control)	Change-of- Control Only	Death	Disability
Compensation:
Severance(1)	—	$1,647,058	—	$1,647,058	—	—	—
Short-term Incentive(2)	—	$281,875	—	$275,000	—	$275,000	$275,000
Long-term Incentives
Restricted Stock Unexpired and Accelerated	—	—	—	—	—	—	—
Stock Options Unvested and Accelerated	—	—	—	—	—	—	—
Cash Restricted Units Unexpired and Accelerated(3)	—	—	—	$445,603	$445,603	—	—
Stock Appreciation Rights Unvested and Accelerated(3)	—	—	—	$46,715	$46,715	—	—
Benefits and Perquisites:
Post-employment Health Care		$71,716	—	$71,716	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$1,000,000	—
Disability Benefits	—	—	—	—	—	—	$180,000
Accrued Vacation Pay	$42,308	$42,308	$42,308	$42,308	—	$42,308	$42,308
Outplacement Services	—	$20,000	—	$20,000	—	—	—
Section 280G Tax Gross-up(5)	—	—	—	$720,009	—	—	—
Total:	$42,308	$2,062,957	$42,308	$3,268,409	$492,318	$1,317,308	$497,308

(1)

Mr. Bond’s employment agreement provides that if the Company terminates Mr. Bond’s employment other than for cause or disability, or if Mr. Bond terminates employment for good reason, the Company must provide Mr. Bond, among other things, a lump-sum cash payment equal to the result of multiplying (i) the sum of (A) his annual base salary, plus (B) the higher of (a) his target annual bonus for the year in which the date of termination occurs or (b) his average annual bonus during the last three completed fiscal years of the Company immediately preceding the date of termination by (ii) two.

(2)

Represents a lump-sum cash payment equal to his annual bonus for the fiscal year ended December 31, 2008, subject to the discretion of the Compensation Committee and requirements of his employment agreement.

(3)	These amounts assume the closing price of the Company’s stock as of December 31, 2008, which was $13.04 per share
(4)	Ineligible for retirement benefits due to age.
(5)	The calculation of the section 280G gross-up amount in the above table is based upon a section 280G excise tax rate of 20%, a 35% federal income tax rate and a 1.45% Medicare tax rate.

Monica M. Gaudiosi

Executive Benefits and Payments as of December 31, 2008	Voluntary Termination(4)	Other than for Cause; For Good Reason	For Cause Termination	Other than for Cause; for Good Reason (following Change of Control)	Change-of- Control Only	Death	Disability
Compensation:
Severance(1)	—	$1,350,000	—	$1,350,000	—	—	—
Short-term Incentive(2)	—	$225,000	—	$225,000	—	$225,000	$225,000
Long-term Incentives
Restricted Stock Unexpired and Accelerated(3)	—	—	—	$6,846	$6,846	$6,846	$6,846
Stock Options Unvested and Accelerated	—	—	—	—	—	—	—
Cash Restricted Units Unexpired and Accelerated(3)	—	—	—	$405,792	$405,792	—	—
Stock Appreciation Rights Unvested and Accelerated(3)	—	—	—	$46,715	$46,715	—	—
Benefits and Perquisites:
Post-employment Health Care (COBRA)		$21,299		$21,299	—	—	—
Company 401(k) Contribution Vesting Acceleration	—	$7,326	—	$7,326	$7,326	—	—
Life Insurance Proceeds	—	—	—	—	—	$900,000	—
Disability Benefits	—	—	—	—	—	—	$180,000
Accrued Vacation Pay	$26,827	$26,827	$26,827	$26,827	—	$26,827	$26,827
Outplacement Services	—	$20,000	—	$20,000	—	—	—
Reduction in severance (due to modified gross-up)	—	—	—	$(14,168)	—	—	—
Total:	$26,827	$1,650,452	$26,827	$2,095,637	$466,679	$1,158,673	$438,673

(1)

Ms. Gaudiosi’s employment agreement provides that if the Company terminates Ms. Gaudiosi’s employment other than for cause or disability, or if Ms. Gaudiosi terminates employment for good reason, the Company must provide Ms. Gaudiosi, among other things, a lump-sum cash payment equal to the result of multiplying (i) the sum of (A) her annual base salary, plus (B) the higher of (a) her target annual bonus for the year in which the date of termination occurs or (b) her average annual bonus during the last three completed fiscal years of the Company immediately preceding the date of termination by (ii) two.

(2)

Represents a lump-sum cash payment equal to her annual bonus for the fiscal year ended December 31, 2008, subject to the discretion of the Compensation Committee and requirements of her employment agreement .

(3)	These amounts assume the closing price of the Company’s stock as of December 31, 2008, which was $13.04 per share
(4)	Ineligible for retirement benefits due to age and years of service.

The information below describes the assumptions that were used in creating the tables above.  Unless otherwise noted, the descriptions of the payments below are applicable to all of the above tables relating to potential payments upon termination or change in control.

Involuntary not for Cause Termination and Termination for Good Reason

Under the employment agreements, a Named Executive Officer will be entitled to certain benefits as described in the tables above and as discussed below if the Named Executive Officer’s employment is terminated by the Company for reasons other than cause or by the Named Executive Officer for good reason.  A termination is for cause if it is for any of the following reasons:

•                                          the willful and continued failure of the Named Executive Officer to perform substantially his or her duties with the Company (other than any such failure resulting from the Named Executive Officer’s incapacity due to physical or mental illness or any such failure subsequent to the Named Executive Officer being delivered a notice of termination without Cause by the Company or delivering a notice of termination for good reason to the Company) after a written demand for substantial performance is delivered to the Named Executive Officer by or on behalf of the Board which specifically identifies the manner in which the Board believes that the Named Executive Officer has not substantially performed his or her duties;

•                                          the willful engaging by the Named Executive Officer in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Company or its affiliates; or

•                                          the conviction of a felony by the Named Executive Officer.

A termination is for good reason by the Named Executive Officer if it is for any of the following reasons, without the Named Executive Officer’s express written consent, and which circumstance(s) are not remedied by the Company within 30 days of receipt of a written notice from the Named Executive Officer describing in reasonable detail the good reason event that has occurred (which notice must be provided within 90 days of the Named Executive Officer’s obtaining knowledge of the event), provided that the Named Executive Officer must terminate employment within the two years following the Named Executive Officer’s obtaining knowledge of the event:

•                                          any material change in the duties, responsibilities or authority (including reporting responsibilities) of the Named Executive Officer that is inconsistent in any material and adverse respect with the Named Executive Officer’s position(s), duties, responsibilities or status with the Company on August 28, 2008 or as may be increased from time to time in connection with promotions (including any material and adverse diminution of such duties or responsibilities);

•                                          any material and adverse change in the Named Executive Officer’s titles or offices (including, if applicable, membership on the Board) with the Company;

•                                          a more than 10% reduction by the Company in the Named Executive Officer’s annual base salary;

•                                          a more than 10% reduction by the Company in the Named Executive Officer’s annual bonus opportunity (including any material and adverse change in the formula for such bonus);

•                                          any requirement of the Company that the Named Executive Officer (A) be based anywhere more than 50 miles from the office where the Named Executive Officer is located on August 28, 2008, or (B) travel on Company business to an extent substantially greater than the travel obligations of the Named Executive Officer on August 28, 2008;

•                                          the failure of the Company to obtain the assumption of the Company’s obligations under the employment agreement from any successor as contemplated in the employment agreement; or

•                                          any material breach by the Company of any other material term of the employment agreement.

The Named Executive Officer’s right to terminate employment for good reason will not be affected by the Named Executive Officer’s incapacities due to mental or physical illness and the Named Executive Officer’s continued employment will not constitute consent to, or a waiver of rights with respect to, any event or condition constituting good reason (except as provided in the lead in to the definition of good reason).

Payments upon Termination in Connection with a Change in Control

Under the employment agreements, a Named Executive Officer will be entitled to certain benefits as described in the tables above if the Named Executive Officer’s employment is terminated by the Company for reasons other than cause or by the Named Executive Officer for good reason (i) during the 24 months after a change in control of the Company, or (ii) prior to and in anticipation of a change in control at the request of a third party who had indicated an intention to consummate a change in control and the change in control occurs.  A change in control means any of the following:

•                                          a change in the majority of the Board serving as directors as of August 28, 2008 (the “Incumbent Board”), provided, however, that any individual becoming a new board member subsequent to August 28, 2008 whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Board will be considered as though such individual were a member of the Incumbent Board;

•                                          with certain exception, the acquisition by any person of beneficial ownership of more than 20% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (the “Company Voting Securities”);

•                                          the consummation of a merger, consolidation, statutory share exchange, reorganization, sale of all or substantially all of the Company’s assets or similar form of corporate transaction that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), where (i) less than a majority of the total voting power of (x) the corporation resulting from the Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to the Business Combination, and such voting power among the holders is in substantially the same proportion as the voting power of such Company Voting Securities among those holders immediately prior to the Business Combination; (ii) with certain exceptions, a person is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding securities eligible to elect directors of the Parent Corporation (or Surviving Corporation if there is no Parent Corporation), or (iii) less than a majority of the members of the board of directors of the Parent Corporation (or Surviving Corporation if there is no Parent Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for the Business Combination; or

•                                          the approval by the Company’s stockholders of a complete liquidation or dissolution.

Non-Compete and Non-Solicitation Agreements.

As a condition to each Named Executive Officer’s entitlement to receive the payments and benefits referenced in the tables above, the Named Executive Officer is required to execute a waiver of claims against the Company and shall be bound by the terms of the non-competition, non-solicitation and confidentiality provisions contained in each of the employment agreements.  The non-competition provisions prohibit the Named Executive Officer from directly or indirectly:

•                          holding a 5% or greater equity, voting or profit participation interest in a “competitive enterprise”, or

•                          associating (including as a director, officer, employee, partner, consultant, agent or advisor) with a “competitive enterprise” and in connection with the Named Executive Officer’s association, engaging, or directly or indirectly managing or supervising personnel engaged in any activity that (A) is substantially related to any activity that the Named Executive Officer was engaged in with the Company or its affiliates during the 12 months prior to his or her termination, (B) is substantially related to any activity for which the Named Executive Officer had direct or indirect managerial or supervisory responsibility with the Company or its affiliates during the 12 months prior to his or her termination date, or (C) calls for the application of specialized knowledge or skills substantially related to those used by the Named Executive Officer in his or her activities with the Company or its affiliates during the 12 months prior to his or her termination date.

A competitive enterprise is any business that either (i) engages in any material activity that directly competes within any material geographic location in which the Company or its affiliates operates with any material activity that the Company or its affiliates is then engaged in or (ii) holds a 5% or greater equity, voting or profit participation interest in any enterprise that engages in such competitive activity.

The Named Executive Officer is bound by the non-competition agreement during his or her employment with the Company and for a period of one year after his or her termination date if the employment is terminated by the Company or by the Named Executive Officer for any reason (provided the termination occurs during the term of the employment agreement and before a change in control).

Equity Acceleration

Under the employment agreements, in the event of a termination of the Named Executive Officer’s employment by the Company other than for cause or disability or by the Named Executive Officer for good reason and the termination occurs within 24 months after a change in control or prior to and in anticipation of a change in control at the request of a third party who had indicated an intention to consummate a change in control and the change in control occurs, in addition to certain benefits and consideration set forth in the above tables, the Named Executive Officer will be entitled to full vesting of all of the Named Executive Officer’s outstanding equity-based compensation awards (including stock options, restricted stock, stock appreciation rights and cash restricted units) granted under the Company’s stock and incentive plans.  The Stock and Incentive Plan also provides for accelerated vesting in certain situations.  See “Equity Acceleration under Stock and Incentive Plan in Connection with a Change in Control” below.

Health Care Benefits

The value of the health care benefits is based on the annual premiums currently paid by the Company.  Under the Company’s healthcare benefits program, the Company provides payment for 80% of the annual premium costs.

Tax Gross-up

Pursuant to the employment agreements, the Company has agreed to reimburse the Named Executive Officer for any income taxes that are payable by the Named Executive Officer as a result of the Named Executive Officer receiving certain perquisites from the Company.  The Company has also agreed to reimburse the Named Executive Officer for any income taxes that are payable by the Named Executive Officer as a result of the Company reimbursing the Named Executive Officer for income taxes that are payable by the Named Executive Officer.

In the event any payment, award, benefit or distribution (“Payments”) by the Company or any entity that effectuates a change in control to or for the benefit of the Named Executive Officer would become subject to certain excise taxes pursuant to section 280G of the Internal Revenue Code, the Company has agreed to reimburse the Named Executive Officer for all excise taxes that are imposed on the Named Executive Officer under section 280G and any income and excise taxes that are payable by the Named Executive Officer as a result of any reimbursement for section 280G excise taxes.  The calculation of the tax gross-up on the perquisites in the above tables and the total section 280G tax gross-up amount in the above tables assumes that the Named Executive Officer is entitled to a full reimbursement by the Company of (i) any excise taxes imposed upon the Named Executive Officer as a result of the payments, awards, benefits or distributions by the Company or by another entity in a change in control, (ii) any income and excise taxes imposed upon the Named Executive Officer as a result of the Company’s reimbursement of the excise tax amount and (iii) any additional income and excise taxes that are imposed upon the Named Executive Officer as a result of the Company’s reimbursement of the Named Executive Officer for any excise or income taxes.  Notwithstanding the foregoing, if it shall be determined that the Named Executive Officer is entitled to such reimbursement, but that any Payments would not be subject to the excise tax if the Payments were reduced by an amount that is no more than 10% of the portion of the Payments that would be treated as “parachute payments” under section 280G, then the amounts payable to the Named Executive Officer shall be reduced to the maximum amount that could be paid to the Named Executive Officer without giving rise to the excise tax, and no reimbursement payment shall be made to the Named Executive Officer.

Equity Acceleration under Stock and Incentive Plan in Connection with a Change in Control

Under the Stock and Incentive Plan, a Named Executive Officer will be entitled to certain benefits as described in the tables above if there is a “Change in Control” as defined under the Stock and Incentive Plan.  The Stock and Incentive Plan defines a “Change in Control” as follows:

•                  Any “person” (defined as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act), or more than one person acting as a group (as defined in third bullet below), (i) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company Voting Securities or (ii) notwithstanding the occurrence of a Change in Control pursuant to clause (i), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of securities of the Company representing 35% or more of the combined voting power of the Company Voting Securities;

•                  There is a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the members of the Board (rounded up to the nearest whole number) cease to be individuals who either (i) have been members of the Board of Directors continuously since the beginning of such period or (ii) have been elected or nominated for election as members of the Board of Directors during such period by at least two-thirds (2/3) of the members of the Board of Directors described in clause (i) who were still in office at the time such election or nomination was approved by the Board of Directors; or

•                  The sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the results of which merger, consolidation, issuance of securities or purchase is the occurrence of any event described in the first two bullet points above.  Notwithstanding anything to the contrary contained herein, no Change in Control shall be considered to occur where there is a transfer of all or substantially all of the assets of the Company to (i) a shareholder of the Company  (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly,  50% or more of the total value or voting power of all the outstanding stock of the Company; or (iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

•                  For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. It is intended that the Change in Control events described in this definition meet the requirements for a “Change in Control Event” as described in Notice 2005-1, as such requirements may be modified from time to time by further IRS guidance under section 409A, and the term “Change in Control” will be interpreted and applied for all purposes of the Stock and Incentive Plan in a manner consistent with such intent.

The Company’s 401(k) Plan does not define the term “Change of Control.”  For purposes of this Proxy Statement, the Company has assumed that upon a Change of Control the Company would elect to terminate the 401(k) Plan.   In the event of the termination of the 401(k) Plan, all unvested amounts would immediately become vested and nonforfeitable.  The impact of such a termination is reflected in the table above.

2008 Director Compensation

Non-management directors are compensated over a twelve-month period that begins on April 1 and ends on March 31.  For 2008, annual compensation of the Company’s non-management directors was comprised of the following components:

•                  cash compensation, consisting of an annual retainer, committee and applicable chairman fees;

•                  equity compensation, consisting of an annual restricted stock award; and

•                  Company-provided healthcare.

Cash Compensation

Non-management directors received an annual cash payment of $90,000, payable in arrears in four (4) quarterly installments.  Non-management directors do not receive meeting fee payments but rather are reimbursed by the Company for all expenses they incur in attending meetings of the Board or any Board committee.  Each non-management director who serves as chairman of a standing committee of the Board or as lead independent director receives additional fees for such service.  For the period April 1, 2008 through December 31, 2008, in addition to the retainer fees described above, the chairmen of all committees of the Board and the Company’s lead independent director received $10,000, representing a reduction over the prior period.  Prior to April 1, 2008, the Company’s Audit Committee Chairman received $30,000; the Compensation Committee Chairman received $20,000 and the chairmen of all other committees of the Board and the Company’s lead independent director received $15,000.

Equity Compensation

Under the Company’s Stock and Incentive Plan, each non-management director is entitled to receive a restricted stock award totaling 2,000 shares (or such lesser or greater amount, not to exceed 5,000 shares, as may be determined by the Compensation Committee in its sole discretion).  In the alternative, the Compensation Committee may elect to award the non-management directors nonstatutory options or some combination of restricted stock and nonstatutory options having a value equivalent to the value of the restricted stock award contemplated by the Stock and Incentive Plan.  Such awards are usually considered by the Compensation Committee during the second quarter of the year and options vest or restrictions on restricted shares expire, as the case may be, on January 2 of the following year, provided that the non-management director continues to serve as a member of the Board.  The awards provide for accelerated vesting in the event of the death of the non-management director or a change of control of the Company.  On May 13, 2008, each non-management director received a grant of 5,000 shares of restricted stock with a grant date fair value of $131,000.  The restrictions associated with the 2008 award expired on January 2, 2009.

Deferred Compensation

The Company maintains the Directors’ Plan, a deferred compensation plan that is designed to attract and retain well-qualified individuals to serve as non-management directors and to enhance the alignment of their interests and the interests of stockholders.  Participation in the Directors’ Plan is optional.

Under the Directors’ Plan, each non-management director may choose to defer all or any portion of his or her annual retainer and any committee chairman fees and invest such deferred amount in Company stock.  The Directors’ Plan previously provided that the Company would make a matching contribution of 100% of the first 10% of the participant’s annual retainer and any committee chairman fees, to the extent deferred.  Effective April 1, 2007, the Company amended the Directors’ Plan to eliminate the Company’s matching contributions to the Directors’ Plan.  No matching contributions were made by the Company with respect to 2008 director compensation.

A participating director is 100% vested with respect to the amount of applicable compensation that he or she elects to defer and any related income, gains and losses.  The Company’s prior matching contributions do not vest until the participating director either has completed five years of service as a director or dies while serving as a director.  A participant may not withdraw deferred amounts until 30 days after such time as the director either retires or ceases to be a director of the Company or with the permission of the Board in the event of severe financial hardship.

The Board may terminate, suspend or amend the Directors’ Plan under certain circumstances, but the Board has no discretion regarding its administration.

Director Compensation Changes Effective April 1, 2009

For the period April 1, 2009 through March 31, 2010, the compensation for non-management directors will remain the same with respect to the annual retainer ($90,000) and committee chairman and Lead Independent Director fees of $10,000 (per committee or as Lead Independent Director), as applicable.  In addition, the non-management directors will receive equity awards consisting of a combination of restricted stock and options, with a restriction lapse and option vesting periods, as applicable, subject to approval by the Compensation Committee.  It is expected that the Compensation Committee will consider the aforementioned equity awards at its May 2009 meeting.

Director Compensation Table

The compensation of the Company’s non-management directors is set forth in detail below:

	Fees Earned or Paid in Cash		Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)		($)		($)	($)	($)	($)	($)
(a)	(b) (1)		(c) (2)(3)		(d)	(e)	(f)	(g) (4)	(j)
Michal Barzuza	74,583	(5)	130,440	(6)	—	—	—		205,023

David Brodsky	103,750	(7)	131,057	(8)(9)	—	—	—	10,041	244,848

Frank W. Denius	95,069	(10)	131,057	(8)(9)	—	—	—	10,041	236,167

Kurt A. Gitter, M.D.	95,069	(11)	131,057	(8)(9)	—	—	—	12,734	238,860

Herbert H. Jacobi	104,932	(12)	131,057	(8)(9)	—	—	—	10,041	246,030

Adam M. Lindemann	88,750	(13)	131,057	(8)(9)	—	—	—	12,734	232,541

Thomas N. McCarter, III	100,000	(14)	131,057	(8)(9)	—	—	—	—	231,057

George Rountree, III	106,181	(15)	131,057	(8)(9)	—	—	—	9,566	246,804

Allan D. Scherer	88,750		131,057	(8)(16)	—	—	—	—	219,807

(1)

For the period from January 1, 2008 through March 31, 2008, each non-management director received a quarterly retainer of $21,250, based on an annual retainer of $85,000. Effective April 1, 2008, the non-management director annual retainer was increased to $90,000, or $22,500 per quarter.

(2)

For a description of the assumptions made in calculating the proportionate share of the grant date fair value of the restricted stock recognized in this period in accordance with FAS 123(R), see Notes 2 and 24 to the Company’s footnotes to its audited financial statements included in its Form 10-K for the year ended December 31, 2008. There were no forfeitures during this time period.

(3)

On May 13, 2008, each non-management director received an award of 5,000 shares of restricted stock. The restrictions associated with the 5,000 share grant expired on January 2, 2009. The restricted stock had a grant date fair value of $131,000, of which $130,440 was recognized during the period.

(4)

Certain non-management directors received health care benefits from the Company. The amount shown is the derived premium cost to the Company for health care benefits the director received, which vary depending on the plan and coverage elected. Each director receiving medical coverage made a co-payment to the Company in the amount of 20% of the cost of the coverage.

(5)

Ms. Barzuza became a member of the Board on March 1, 2008. Her annual retainer amount reflects payment of $7,083 for the period March 1, 2008 through March 31, 2008 and $22,500 for each of the remaining 2008 quarterly periods.

(6)	As of December 31, 2008, the director had an aggregate of 5,000 shares of restricted stock awards outstanding. The restrictions on the 5,000 shares expired/lapsed on January 2, 2009.

(7)

Mr. Brodsky served as Chairman of the Audit Committee, for which he received $15,000 in annual chairman’s fees. The fees were based on the Audit Committee annual chairman fee of $30,000 during the period from January 1, 2008 through March 31, 2008. The annual chairman fees for all committees were reduced to $10,000, effective April 1, 2008. Mr. Brodsky deferred 50% or $51,875 of this compensation to the Directors’ Plan under which he was awarded stock in lieu of the cash payment.

(8)

As of December 31, 2008, each non-management director had an aggregate of 19,200 shares of restricted stock awards outstanding, for which the restrictions on 14,200 shares have expired/lapsed. The restrictions on the remaining 5,000 shares expired/lapsed on January 2, 2009.

(9)

On April 30, 2007, each non-management director was granted an award of 5,000 shares of restricted stock. The restrictions associated with the 5,000 share grant expired on January 2, 2008. The restricted stock had a grant date fair value of $152,300, of which $617 was recognized during the period.

(10)

Mr. Denius served as Chairman of the Finance Committee from May 13, 2008 until December 31, 2008, for which he received $6,319 of the annual chairman’s fee. Mr. Denius deferred all of the compensation less any deductions for the director’s contribution for Company-provided health insurance (in the amount of 20% of the cost of coverage) described in the column “Fees Earned or Paid in Cash” to the Directors’ Plan under which he was awarded stock in lieu of the cash payment.

(11)

Dr. Gitter served as Chairman of the Investment Committee from May 13, 2008 until December 31, 2008, for which he received $6,319 of the annual chairman’s fee. Dr. Gitter deferred all of the compensation less any deductions for the director’s contribution for Company-provided health insurance (in the amount of 20% of the cost of coverage) described in the column “Fees Earned or Paid in Cash” to the Directors’ Plan under which he was awarded stock in lieu of the cash payment.

(12)

Mr. Jacobi served as the Company’s Lead Independent Director and Chairman of the Finance Committee from January 1, 2008 until May 13, 2008, for which he received $9,862 of the annual chairman’s fees. From May 13, 2008 through December 31, 2008, Mr. Jacobi served as Chairman of the Corporate Governance Committee for which he received $6,319 of the annual chairman fees. The fees were based on the Lead Independent Director and Chairman of the Finance Committee annual chairman fee of $15,000 each during the period from January 1, 2008 through March 31, 2008. The annual chairman fees for all committees were reduced to $10,000, effective April 1, 2008. Mr. Jacobi deferred all of the compensation described less any deductions for the director’s contribution for Company-provided health insurance (in the amount of 20% of the cost of coverage) described in the column “Fees Earned or Paid in Cash” to the Directors’ Plan under which he was awarded stock in lieu of the cash payment.

(13)

The director deferred all of the compensation described less any deductions for the director’s contribution for Company-provided health insurance (in the amount of 20% of the cost of coverage) in the column “Fees Earned or Paid in Cash” to the Directors’ Plan under which he was awarded stock in lieu of the cash payment.

(14)

Mr. McCarter served as Chairman of the Investment Committee from January 1, 2008 until May 13, 2008, for which he received $4,931 in annual chairman fees From May 13, 2008 through December 31, 2008, Mr. McCarter served as the Company’s Lead Independent Director, for which he received $6,319 in annual chairman fees. The fees were based on the Chairman of the Investment Committee annual chairman fee of $15,000 during the period from January 1, 2008 through March 31, 2008. The annual chairman fees for all committees were reduced to $10,000, effective April 1, 2008.

(15)

During 2008, Mr. Rountree served as Chairman of the Compensation Committee for which he received $12,500 in annual chairman’s fee. Mr. Rountree also served as Chairman of the Corporate Governance Committee from January 1, 2008 until May 13, 2008, for which he received $4,931 in annual chairman fees. The fees were based on the Chairman of the Compensation Committee annual chairman fee of $20,000 and Chairman of the Corporate Governance Committee annual chairman fee of $15,000 during the period from January 1, 2008 through March 31, 2008. The annual chairman fees for all committees were reduced to $10,000, effective April 1, 2008.

(16)

As of December 31, 2008, the director had an aggregate of 15,000 shares of restricted stock awards outstanding, of which the restrictions on 10,000 shares had expired/lapsed. The restrictions on the remaining 5,000 shares expired/lapsed on January 2, 2009.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of common stock of the Company beneficially owned by each director, by each Named Executive Officer, or by each person known by the Company to beneficially own 5% or more of the Company’s outstanding common stock, and by all directors and executive officers as a group on April 7, 2009, unless otherwise indicated in the footnotes. Each of the following persons and members of the group had sole voting and investment power with respect to the shares shown, unless otherwise indicated in the footnotes.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership Number of Shares Beneficially Owned (1)		Percent of Class

George L. Lindemann	7,938,784	(2)(3)	6.4%
Adam M. Lindemann	3,236,387	(3)(4)	2.6%
Michal Barzuza	5,100		*
Stephen C. Beasley	0		*
Robert O. Bond	92,885	(5)	*
David Brodsky	81,340	(6)	*
Frank W. Denius	155,173	(7)	*
Michael J. Egan	0		*
Monica M. Gaudiosi	32,611	(9)	*
Kurt A. Gitter, M.D.	274,631	(9)	*
Eric D. Herschmann	644,328	(10)	*
Herbert H. Jacobi	50,605	(11)	*
Richard N. Marshall	23,326	(12)	*
Thomas N. McCarter, III	22,000		*
George Rountree, III	116,280	(11)	*
Allan D. Scherer	25,070	(14)	*
All directors and executive officers as a group (19 persons)	12,734,119	(15)	10.3%
Sandell Asset Management Corp. 40 West 57th Street 26th Floor New York, NY 10019	10,636,806	(16)	8.57%
Baron Capital Group, Inc. 767 Fifth Avenue New York, NY 10153	6,934,898	(17)	5.59%

*      Less than 1%.

(1)

Includes options to acquire shares of common stock that are presently exercisable or become exercisable within 60 days of April 7, 2009. Information regarding shares owned by each director or Named Executive Officer in the 401(k) Plan, Directors’ Plan, Supplemental Plan and Southern Union Company Direct Stock Purchase Plan is as of December 31, 2008 (unless otherwise noted). Not included in the chart above are SARs held by certain executive officers that, when vested, entitle the holder to receive a number of shares of the Company’s common stock equal in value to the market price of Company common stock on the exercise date less the grant date price. While the exact number of shares cannot be determined until the exercise date, all of the vested SARs currently are out-of-the-money.

(2)

Includes 4,230,269 shares owned directly; 3,289,219 shares owned by Mr. Lindemann’s wife, Dr. F. B. Lindemann; 135,379 shares held through the Southern Union Supplemental Plan for Mr. Lindemann; 25,839 shares held by the 401(k) Plan for Mr. Lindemann; and 258,078 shares Mr. Lindemann is entitled to purchase upon the exercise of stock options exercisable pursuant to the 1992 Plan. Mr. Lindemann is party to a Loan Agreement with Credit Suisse Securities (USA) LLC (“Credit Suisse”) pursuant to which his directly held shares are pledged as collateral. Under the terms of the Loan Agreement, the shares are held in a segregated account and, absent an event of default thereunder, the shares may not be pledged, re-pledged, hypothecated, re-hypothecated, sold, lent, or otherwise transferred or used by Credit Suisse. The shares held by Dr. F. B. Lindemann are pledged as collateral in certificated form pursuant to a margin account agreement with Deutsche Bank.

(3)

Each member of the Lindemann family disclaims beneficial ownership of any shares owned by any other member of the Lindemann family. Accordingly, with respect to each member of the Lindemann family, the above table reflects only individual share ownership, except that the shares beneficially held by Dr. F. B. Lindemann are reflected as owned by George L. Lindemann, as explained in Note (2).

(4)

Includes 31,736 shares pursuant to the Directors’ Plan. Mr. Lindemann is party to a Loan Agreement with Credit Suisse pursuant to which his directly held shares are pledged as collateral. Under the terms of the Loan Agreement, the shares are held in a segregated account and, absent an event of default thereunder, the shares may not be pledged, re-pledged, hypothecated, re-hypothecated, sold, lent, or otherwise transferred or used by Credit Suisse.

(5)	Includes 1,347 shares pursuant to the 401(k) Plan and 91,538 options that are or will become exercisable within 60 days of April 7, 2009.

(6)

Includes 19,039 shares pursuant to the Directors’ Plan and 4,514 shares owned by the David L. Brodsky Retirement Plan, by Van Liew Capital and Trust Company, as trustee. Mr. Brodsky disclaims beneficial ownership of the retirement plan shares.

(7)

Includes 1,217 shares owned by Mr. Denius’ wife; 68,938 shares owned by The Effie and Wofford Cain Foundation (the “Foundation”), of which Mr. Denius is a director; and 33,539 shares pursuant to the Director’s Deferred Compensation Plan. Mr. Denius disclaims beneficial ownership of the shares held by the Foundation because he does not have a pecuniary interest in or control of the Foundation’s assets.

(8)	Includes 1,862 shares pursuant to the 401(k) Plan and 19,774 options that are or will become exerciseable within 60 days of April 7, 2009.

(9)	Includes 35,517 shares pursuant to the Directors’ Plan and 1,275 shares owned by Dr. Gitter’s daughter.

(10)	Includes 454,376 options that are currently exercisable and 9,100 shares held by Mr. Herschmann’s children for which Mr. Herschmann disclaims beneficial ownership.

(11)	Includes 15,355 shares pursuant to the Director’s Deferred Compensation Plan.

(12)

Includes 2,774 shares pursuant to the 401(k) Plan; 1,037 shares owned jointly with his spouse; 10,892 shares pursuant to the Supplemental Plan and 8,782 options that are or will become exercisable within 60 days of April 7, 2008.

(13)	Includes 40,485 shares pursuant to the Directors’ Plan and 6,841 shares owned by Mr. Rountree’s wife.

(14)	Includes 3,582 shares owned by Mr. Scherer’s wife.

(15)

Excludes options to acquire shares of common stock that are not presently exercisable and do not become exercisable within 60 days of April 7, 2009 granted pursuant to plans that preceded the Stock and Incentive Plan. Includes vested shares held through certain Southern Union benefit and deferred savings plans for which certain executive officers and directors may be deemed beneficial owners, but excludes shares that have not vested under the terms of such plans.

(16)

Reflects shares held by Sandell Asset Management Corp. and related entities reported to the SEC in a Schedule 13D/A on March 9, 2009. The Company is unaware of any further rights or options to obtain shares held by Sandell Asset Management Corp. and/or any other related entities.

(17)

On February 12, 2009, Baron Capital Group Inc. (“BCG”), BAMCO, Inc. (“BAMCO”), Baron Capital Management Inc. (“BCM”) and Ronald Baron filed a Schedule 13G report with the SEC, disclosing the following as of December 31, 2008: shared power to vote or direct the vote by BCG, BAMCO, BCM and Ronald Baron of 6,513,928, 6,161,500, 352,428 and 6,513,928 shares, respectively; and shared power to dispose or direct the disposition by BCG, BAMCO, BCM and Ronald Baron of 6,934,898, 6,568,000, 366,898 and 6,934,898 shares, respectively. BAMCO and BCM are subsidiaries of BCG. Ronald Baron owns a controlling interest in BCG.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities file reports of ownership and changes in ownership with the SEC and the NYSE. These officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Section 16(a) forms that the Company’s directors, executive officers and greater than 10% stockholders, if any, furnished to the Company and filed with the SEC during 2008, such persons complied with all applicable Section 16(a) filing requirements with respect to any open market transactions by these individuals during 2008.

Other Business

Management is not aware of any matters to be presented for action at the meeting except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

The Company’s 2008 Annual Report

Copies of the Company’s Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC, are available without charge to stockholders upon written request to the Secretary of the Company. Neither the Annual Report to Stockholders nor the Annual Report on Form 10-K for the year ended December 31, 2008 is to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

By Order of the Board of Directors,

ROBERT M. KERRIGAN, III

Vice President, Assistant General Counsel and Secretary

Houston, Texas
April 16, 2009

APPENDIX I

SOUTHERN UNION COMPANY

THIRD AMENDED AND RESTATED

2003 STOCK AND INCENTIVE PLAN

I-i

(continued)

I-ii

(continued)

I-iii

(continued)

I-iv

SOUTHERN UNION COMPANY

THIRD AMENDED AND RESTATED

2003 STOCK AND INCENTIVE PLAN

I.

PURPOSES

1.1           Purposes.  The purposes of this Third Amended and Restated 2003 Stock and Incentive Plan (as the same may be amended from time to time, the “Plan”) are (i) to advance the interest of Southern Union Company, a Delaware corporation (the “Company”), and its Subsidiaries (as defined below) and stockholders by strengthening the ability of the Company and its Subsidiaries to attract and retain salaried employees of experience and ability and (ii) to furnish an additional incentive to such persons to expend their best efforts on behalf of the Company or any such Subsidiary.

1.2           Types of Awards.  The Plan provides for the granting of the following types of awards:

(a)           Incentive Options (as defined below);

(b)           Nonstatutory Options (as defined below);

(c)           Stock Appreciation Rights (as defined below);

(d)           Stock Awards (as defined below);

(e)           Performance Units (as defined below); and

(f)            Other Equity-Based Rights (as defined below).

1.3           Effectiveness.  The Southern Union Company 2003 Stock and Incentive Plan (the “Initial Plan”) was adopted by the Board of Directors on, and was effective as of, September 28, 2003 and was subsequently approved by the stockholders of the Company on November 4, 2003.  In March 2005, the Board of Directors approved and adopted the Amended and Restated 2003 Stock and Incentive Plan, which was subsequently approved by the stockholders of the Company on May 9, 2005.  The Second Amended and Restated 2003 Stock and Incentive Plan was approved and adopted by the Board of Directors on, and was effective as of, February 14, 2006, and was subsequently approved by the stockholders of the Company on May 2, 2006 and the Massachusetts Department of Public Utilities (f/k/a Massachusetts Department of Telecommunications and Energy) (the “MDPU”) in November 2006.  This Third Amended and Restated 2003 Stock Incentive Plan was approved and adopted by the Board of Directors on April 15, 2009 and will be submitted to the stockholders of the Company for approval at the 2009 annual meeting of stockholders of the Company.  The Company intends to seek promptly the approval by the MDPU of this Third Amended and Restated 2003 Stock and Incentive Plan.  This Third Amended and Restated 2003 Stock and Incentive Plan will be effective upon the later of stockholder approval and the receipt of MDPU approval (the “Effective Date”).  Awards may be made hereunder immediately, provided that no Award shall be effective unless and until this Third Amended and Restated 2003 Stock and Incentive Plan has been approved by the stockholders of the Company and the MDPU; if such approvals are not obtained, any Awards previously given under this Third Amended and Restated 2003 Stock and Incentive Plan shall automatically be void.  If this Third Amended and Restated 2003 Stock and Incentive Plan is not so approved by the stockholders and the MDPU, then this Third Amended and Restated 2003 Stock and Incentive Plan shall be void ab initio, and the Second Amended and Restated 2003 Stock and Incentive Plan shall continue in effect as if this amendment and restatement had not occurred; provided, however, that thereafter Awards may continue to be granted pursuant to the terms of the Second Amended and Restated 2003 Stock and Incentive Plan, as in effect prior to this amendment and restatement and as may be otherwise amended hereafter.  Notwithstanding the foregoing or anything to the contrary contained herein, (i) any Awards granted under the Amended and Restated 2003 Stock and Incentive Plan prior to February 14, 2006 shall continue in effect under the terms of the Award Agreements and be controlled by the terms of the Amended and Restated 2003 Stock and Incentive Plan, and (ii) any Awards granted under the Second Amended and Restated 2003 Stock and Incentive Plan prior to the Effective Date shall continue in effect under the terms of the Award Agreements and be controlled by the terms of the Second Amended and Restated 2003 Stock and Incentive Plan.  Further, the status of any Award granted under this Plan as an Incentive Option shall be subject to such approval by the stockholders of the Company taking place within twelve (12) months after the Effective Date.

II.

CERTAIN DEFINITIONS

In addition to any terms defined elsewhere in the Plan, the following capitalized terms shall have the following respective meanings as used in the Plan:

2.1           “Arbitration Notice” has the meaning given to that term in Section 13.22(b).

2.2           “Available Shares” has the meaning given to that term in Section 3.2.

2.3           “Award” means the grant of any form of Option, Stock Appreciation Right, Stock Award, Performance Unit or Other Equity-Based Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to such terms, conditions and limitations as the Committee may establish from time to time in order to fulfill the objectives of the Plan.

2.4           “Award Agreement” means the written document or agreement evidencing the grant of an Award by the Company to a Holder and any additional terms, conditions or limitations with respect to such grant.

2.5           “Board of Directors” means the board of directors of the Company.

2.6           “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

2.7           “Change in Control” means:

(a)           Any “person” (solely for purposes of this Section 2.7, defined as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), or more than one person acting as a group (as defined in paragraph (c) below), (i) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s outstanding Voting Securities or (ii) notwithstanding the occurrence of a Change of Control pursuant to Section 2.7(a)(i), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of securities of the Company representing thirty five percent (35%) or more of the combined voting power of the Company’s outstanding Voting Securities;

(b)           There is a change in the composition of the Board of Directors over a period of twelve (12) consecutive months or less such that a majority of the members of the Board of Directors (rounded up to the nearest whole number) cease to be individuals who either (x) have been members of the Board of Directors continuously since the beginning of such period or (y) have been elected or nominated for election as members of the Board of Directors during such period by at least two-thirds

(2/3) of the members of the Board of Directors described in clause (x) who were still in office at the time such election or nomination was approved by the Board of Directors; or

(c)           The sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the results of which merger, consolidation, issuance of securities or purchase is the occurrence of any event described in clause (a) or (b) above. Notwithstanding anything to the contrary contained herein, no Change in Control shall be considered to occur where there is a transfer of all or substantially all of the assets of the Company to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.  It is intended that the Change in Control events described in this definition meet the requirements for a “Change in Control Event” as described in Notice 2005-1, as such requirements may be modified from time to time by further IRS guidance under Section 409A, and the term “Change in Control” shall be interpreted and applied for all purposes of this Plan in a manner consistent with such intent.

2.8           “Code” means the Internal Revenue Code of 1986, as amended.

2.9           “Committee” means the committee appointed by the Board of Directors pursuant to Article IV to administer the Plan.

2.10         “Company” has the meaning given to that term in Section 1.1.

2.11         “Covered Event” means (a) the commission by a Holder of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary; (b) the commission by a Holder of an act of fraud in the performance of such Holder’s duties on behalf of the Company or a Subsidiary; (c) the continuing failure of a Holder to perform the duties of such Holder to the Company or a Subsidiary (other than such failure resulting from the Holder’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Holder by the Company; or (d) the order of a court of competent jurisdiction requiring the termination of the Holder’s employment.

2.12         “Date of Grant” has the meaning given to that term in Section 5.4 or (with respect to Reload Options) Section 6.9.

2.13         “Designated Beneficiary” has the meaning given to that term in Section 13.6(a).

2.14         “Disability” has the meaning given it in the employment agreement between the Company or a Subsidiary and the Holder; provided, however, that if the Holder has no such employment agreement or such term is not defined in the employment agreement, “Disability” shall mean that (1) the Committee has determined that the Holder has a permanent physical or mental impairment of sufficient severity as to prevent the Holder from performing duties for the Company or Subsidiary, as applicable, and (2) the Committee or the Company or the relevant Subsidiary has provided written notice to the Holder that the Holder’s employment is terminated due to a permanent “Disability” pursuant to this Section.  Notwithstanding the preceding sentence, with respect to any Award constituting a deferral of compensation subject to the requirements of Section 409A, “Disability” shall mean that a Holder is

“disabled” within the meaning of Section 409(a)(2)(C).  The Committee may establish any process or procedure it deems appropriate for determining whether a Holder has a “Disability.”

2.15         “Dispute” has the meaning given to that term in Section 13.22.

2.16         “Effective Date” has the meaning given to that term in Section 1.3.

2.17         “Eligible Individuals” means directors, officers, employees and agents of, and other providers of services to, the Company or any of its Subsidiaries.

2.18         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19         “Exercise Notice” has the meaning given to that term in Section 6.5 (with respect to Options) or Section 7.4 (with respect to Stock Appreciation Rights).

2.20         “Exercise Price” has the meaning given to that term in Section 6.4.

2.21         “Fair Market Value” means a per share value defined as follows, for a particular day:

(a)           Subject to Paragraph 2.21(e), if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national securities exchange at the date of determination of Fair Market Value, then the closing price of one share on that exchange (or, if more than one exchange, the exchange determined by the Committee to be used for such purpose) on the date in question or, if such day is not a Business Day or no such closing price is reported for that day, on the last Business Day for which such a closing price is reported before the date in question, in any case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that exchange; or

(b)           Subject to Paragraph 2.21(e), if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations (“NASDAQ”) National Market System (or such other system then in use) at the date of determination of Fair Market Value, then the closing price of one share as reported on the NASDAQ National Market System (or such other system then in use) on the date in question or, if such day is not a Business Day or no such closing price is reported that day, on the last Business Day for which such a closing price is reported before the date in question; or

(c)           Subject to Paragraph 2.21(e), if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) and closing prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or such other system then in use) as provided in Paragraph 2.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determination of Fair Market Value, then the mean between the high bid and low asked prices on the date in question or, if such day is not a Business Day or no such prices are reported that day, on the last Business Day for which such prices are reported before the date in question; or

(d)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) and closing prices therefor are not reported by the NASDAQ National Market System as provided in Paragraph 2.21(b) and bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Paragraph 2.21(c) at the date of determination of Fair Market Value, then the value determined by the Committee; or

(e)           If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) or closing prices therefor are reported by the NASDAQ

National Market System as provided in Paragraph 2.21(b) or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Paragraph 2.21(c) at the date of determination of Fair Market Value, but the volume of trading is so low that the Committee determines that such prices are not indicative of the fair value of the Stock, then the value determined by the Committee.

2.22         “Holder” means an Eligible Individual to whom an Award has been granted.

2.23         “Incentive Option” means an incentive stock option as defined under Section 422 of the Code.

2.24         “Linked Stock Appreciation Right” has the meaning given to that term in Section 7.1.

2.25         “Maximum Shares” has the meaning given to that term in Section 3.1.

2.26         “NASDAQ” has the meaning given to that term in Section 2.21.

2.27         “Non-Employee Director” means a person who is a “Non-Employee Director” as that term is used in Rule 16b-3.

2.28         “Non-Employee Director Award” has the meaning given to that term in Section 10.1.

2.29         “Non-Linked Stock Appreciation Right” has the meaning given to that term in Section 7.1.

2.30         “Nonstatutory Option” means a stock option that (i) does not satisfy the requirements for an incentive stock option under Section 422 of the Code; (ii) that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option; or (iii) is modified in accordance with Paragraph 14.2(b) to be an option other than an Incentive Option.

2.31         “Normal Retirement” means the termination of the Holder’s employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder attains fifty-five (55) (but for purposes of clarification excludes any termination of employment as a result of a Covered Event).

2.32         “Notice 2005-1” means IRS Notice 2005-1, 2005-2 I.R.B. 274.

2.33         “Option” means either an Incentive Option or a Nonstatutory Option, or both.

2.34         “Option Agreement” means an Award Agreement for an Option.

2.35         “Other Equity-Based Right” means an Award granted under Article XI of the Plan.

2.36         “Outside Director” means an “outside director” as that term is used in Section 162(m).

2.37         “Performance Period” means a period over which performance is measured for the purpose of determining the payment value of Performance Units.

2.38         “Performance Unit” means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

2.39         “Person” means any individual, partnership, joint venture, corporation, trust, unincorporated organization, association, limited liability company, joint stock company, government or any department or agency thereof, or any other form of association or entity.

2.40         “Plan” has the meaning given to that term in Section 1.1.

2.41         “Reload Option” has the meaning given to that term in Section 6.9.

2.42         “Restricted Stock Award” means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII, of Stock that may be nontransferable and/or subject to substantial risk of forfeiture until specific conditions are met; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option, a Stock Appreciation Right, a Performance Unit or an Other Equity-Based Right, whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

2.43         “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act.

2.44         “SAR Exercise Price” means the price specified in the Award Agreement related to a Non-Linked Stock Appreciation Right as the exercise price per share of Stock for that Non-Linked Stock Appreciation Right.

2.45         “Section 162(m)” means Section 162(m) of the Code.

2.46         “Section 409A” means Section 409A of the Code.

2.47         “Securities Act” means the Securities Act of 1933, as amended.

2.48         “Stock” means the Company’s authorized common stock, par value $1.00 per share, or any other securities, property or assets that are substituted for the Stock as provided in Section 13.1.

2.49         “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over the SAR Exercise Price.

2.50         “Stock Award” means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII, of a Restricted Stock Award or a Stock Bonus Award.

2.51         “Stock Bonus Award” means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII, of Stock that may not be subject to a substantial risk of forfeiture if conditions imposed by the Committee are not satisfied; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option, a Stock Appreciation Right, a Performance Unit or an Other Equity-Based Right, whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

2.52         “Subsidiary” means an entity, as may from time to time be designated by the Committee, that is (i) a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), or (ii) any other entity that the Company has a significant interest in, directly or indirectly, including, without limitation, CCE Holdings, LLC, CrossCountry Energy, LLC, each wholly owned subsidiary thereof and Citrus Corp.  For purposes of this definition, “control” means the power to direct the management and policies of such entity, whether through the ownership of Voting Securities, by contract or otherwise.

2.53         “Ten Percent Shareholder” shall have the meaning given to that term in Section 5.2.

2.54         “Voting Securities” means any securities that at the applicable time are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

III.

SHARES OF STOCK SUBJECT TO THE PLAN

3.1           Maximum Shares.  Subject to the provisions of Section 3.6 and Section 13.1, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan (the “Maximum Shares”) shall be Eleven Million (11,000,000); provided, however, that, notwithstanding anything to the contrary contained herein: (a) the total number of shares of Stock that can be issued or transferred pursuant to Stock Awards, Performance Units and Other Equity Based Rights shall not exceed Five Million (5,000,000) Shares, and (b) the total number of shares of Stock that can be issued or transferred through Incentive Options shall not exceed Ten Million Nine Hundred Ninety Five Thousand (10,995,000) shares.

3.2           Available Shares.  Except as otherwise provided in Section 3.3, at any time, the number of shares of Stock that may then be made subject to issuance or transfer pursuant to new Awards under the Plan (the “Available Shares”) shall be equal to (a) the number of Maximum Shares minus (b) the sum of (1) the number of shares of Stock subject to issuance or transfer upon exercise or settlement of then outstanding Awards (provided that shares of Stock subject to issuance or transfer upon exercise or settlement of then outstanding Linked Stock Appreciation Rights shall only be counted once, and not for both the Option and related Linked Stock Appreciation Right and provided further that Awards that may but need not be settled in Stock shall be charged against the number of Maximum Shares in such amounts and at such times as the Committee shall determine from time to time) and (2) the number of shares of Stock that have been issued or transferred upon exercise or settlement of Awards.

3.3           Restoration of Unused Shares.  If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable, for any reason, including because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of Maximum Shares in calculating the number of Available Shares under Section 3.2 and shall again be included in Available Shares.

3.4           Description of Shares.  The shares of Stock to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time.  All shares of Stock issued or transferred as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

3.5           Listing, Registration, etc. of Shares.  If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares of Stock covered by the Plan upon any national securities exchange or other trading system or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares of Stock under the Plan, no shares of Stock shall be issued or transferred under the Plan unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.  Nothing in the Plan shall require the Company to list, register or qualify any securities, to obtain any such consent or approval, or to maintain any such listing, registration, qualification, consent or approval.

3.6           Reduction in Outstanding Shares of Stock.  Nothing in this Article III shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued or transferred pursuant to an Award or thereafter issued or transferred pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

IV.

ADMINISTRATION OF THE PLAN

4.1           Committee.  The Board of Directors shall designate the Committee to administer the Plan, each member of which shall at all times be (a) a Non-Employee Director and (b) an Outside Director.  The number of individuals that shall constitute the Committee shall be determined from time to time by the Board of Directors, but shall be no fewer than two (2) individuals.

4.2           Duration, Removal, Etc.  The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee.  Removal from the Committee may be with or without cause.  Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors.  The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.  The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two (2) or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

4.3           Meetings and Actions of Committee.  The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee.  If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until the director ceases to be a member of the Committee or until the Board of Directors elects a new chairman.  The Committee shall hold its meetings at such times and places as the chairman of the Committee may determine.  At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present.  At any meeting of the Committee, each member shall have one vote.  All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held.  The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Company, the Bylaws of the Company, Rule 16b-3 and Section 162(m), to the extent applicable, as the Committee may deem advisable.

4.4           Committee’s Powers.  Subject to the express provisions of the Plan, any applicable Award Agreement, Rule 16b-3 and Section 162(m), to the extent applicable, the Committee shall have the authority (a) to adopt, amend, and rescind administrative, interpretive and other rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock, or amount of cash or other property or assets, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement and any amendments thereto, including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, Stock Appreciation Rights and other Awards, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) except as provided in Section 13.5, the effect of leaves of absence and the effect of transfers of an Eligible Individual’s employment from the Company to a Subsidiary or from a Subsidiary to the Company (consistent with any applicable regulations of the Internal Revenue Service and any other requirements of applicable law with respect to the same); (e) to construe the respective Award Agreements, the Plan, and any rules or regulations with respect thereto; (f) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (g) to amend any Award Agreement or waive any provision, condition or limitation thereof; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals; (i) to take or refrain from taking such other actions as are described in the Plan as within the purview of the Committee; and (j) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.  Subject to Rule 16b-3 and Section 162(m), to the extent applicable, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect.  Any determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement need not be consistent, even among Eligible Individuals who are similarly situated and/or who have previously received similar or other Awards, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement.  The determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement shall, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement, be made in the sole discretion of the Committee (subject to modification or rescission by the Board of Directors, if consistent with Rule 16b-3 and Section 162(m), to the extent applicable) and shall be final, binding and conclusive.

4.5           Counsel, Consultants and Agents.  The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultants and any computation received from any such consultants or agents.  Expenses incurred by the Committee in the engagement of any such counsel, consultants or agents shall be paid by the Company.

V.

ELIGIBILITY AND PARTICIPATION; CERTAIN AWARD TERMS

5.1           Eligible Individuals.  Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof (and,  with respect to Incentive Options, satisfy the requirements of Section 5.2).  Notwithstanding the preceding sentence, except as may otherwise be provided in guidance issued by the IRS under Section 409A, a person shall not be awarded an Option or Stock Appreciation Right pursuant to the Plan if the Subsidiary by which such person is employed (or to which such person provides services) would not be considered part of the same “single employer” as the Company under Sections 414(b) and 414(c) of the Code.

5.2           Limitation for Incentive Options.  Notwithstanding any provision contained in the Plan to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless the person is an Eligible Individual employed by the Company or any Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) at the time of the grant thereof, and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) (a “Ten Percent Shareholder”).  Nevertheless, clause (b) of the foregoing sentence of this Section 5.2 shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of the Fair Market Value per share of Stock and the Incentive Option is not, by its terms, exercisable after the expiration of five (5) years from the Date of Grant.

5.3           Grant of Awards.  Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time.  In making grants, the Committee may take into consideration the contribution the potential Holder has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Committee may from time to time determine.  The Committee shall also determine the number (or the method of determining the number) of shares of Stock, or amounts (or method of determining the amounts) of cash or other property or assets, subject to each of the Awards.

5.4                                 Date of Grant.  The date on which the Award covered by an Award Agreement is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award.  Except as otherwise determined by the Committee, in no event shall a Holder gain any rights with respect to an Award in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Company and (if required in the Award Agreement) the Holder.  The Committee may invalidate an Award at any time before the Award Agreement is executed by the Holder (if such execution is required) or is delivered to the Holder (if such execution is not required), and any such invalidated Award shall be treated as never having been granted.

5.5                                 Award Agreements.  Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and, if required in the Award Agreement, by the Eligible Individual to whom the Award is granted, and that includes such terms, conditions and limitations that the Committee shall deem necessary or desirable.  More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently (provided, however, that the grant of certain rights in tandem with an Incentive Option may result in the Incentive Option being treated as a Nonstatutory Option).

5.6                                 No Right to Award.  The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

5.7                                 Limitation on Individual Awards.  No Eligible Individual shall, in one calendar year, be granted Awards to which more than Five Hundred Thousand (500,000) shares of Stock are subject, without regard to any vesting limitations with respect to such grant.

5.8                                 Payment of Taxes.  The Committee may require a Holder to pay to the Company (or, if the Holder is an employee of a Subsidiary of the Company, to such Subsidiary), with respect to an Option or Stock Appreciation Right, at the time of the exercise of such Option or Stock Appreciation Right, with respect to a Stock Award, at such time or times as may be designated by the Committee, with respect to a Performance Unit, at the time of the payment of cash or Stock in connection with the Performance Unit, and with respect to Other Equity-Based Rights, at such time or times as may be designated by the Committee, the amount that the Committee deems necessary to satisfy the Company’s or such Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes associated with the exercise, grant or payment with respect to the relevant Award.  Upon the exercise of an Option or Stock Appreciation Right requiring tax withholding (or, with respect to a Stock Award, a Performance Unit, or an Other Equity-Based Right, prior to such time or times as such payment is due from the Holder to the Company or such Subsidiary), the Holder may (a) request that the Company withhold from the shares of Stock to be issued or transferred to the Holder, or the amount of cash to be paid to the Holder, the number of shares (based upon the shares’ Fair Market Value per share as of the day before the date of withholding) or the amount of cash necessary to satisfy the Company’s or such Subsidiary’s obligation to withhold taxes, the determination as to such obligation to be based on the shares’ Fair Market Value per share as of the day before the date of exercise (with respect to an Option or Stock Appreciation Right) or as of the date on which tax withholding is to be made (with respect to Stock Awards, Performance Units or Other Equity-Based Rights); (b) request that the Holder be allowed to deliver to the Company sufficient shares of Stock (based upon the shares’ Fair Market Value per share as of the day before the date of such delivery) to satisfy the Company’s or such Subsidiary’s tax withholding obligations; or (c) deliver sufficient cash to the Company to satisfy the Company’s or such Subsidiary’s tax withholding obligations.  Holders who wish to proceed under clause (a) or (b) above must make their request to do so at such time and in such manner that the Committee prescribes from time to time, and such transaction shall be effected in accordance with such procedures as the Committee may establish from time to time.  Notwithstanding the foregoing, however, the Committee may, at its sole option, deny any Holder’s request to proceed under clause (a) or (b) above or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock or cash.  In the event the Committee subsequently determines that the cash amount or the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or tendered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the

Company, immediately upon the Committee’s request, the amount of that deficiency.  The Company may also, if the Committee so elects, retain any cash and any certificates evidencing shares of Stock to which such Holder is entitled upon the exercise of the Option or Stock Appreciation Right or in connection with a Stock Award or upon settlement of a  Performance Unit or with respect to any Other Equity-Based Right as security for the payment of any tax withholding obligation until satisfied, and the Company shall have all rights of a secured creditor under the Uniform Commercial Code with respect to the same.  Each Holder acknowledges that the delivery to the Company of Stock acquired by such Holder upon exercise of an Incentive Option may constitute a disqualifying disposition of such Stock for purposes of the Code.

5.9                                 Forfeiture and Restrictions on Transfer; Other Conditions.  Without limitation of any other provisions of the Plan or any power of the Board of Directors or the Committee hereunder, any Award Agreement may contain or otherwise provide for, in addition to any terms, conditions or limitations required or permitted by other provisions of the Plan, such other terms, conditions or limitations as the Committee may deem advisable or proper from time to time provided any such additional term, condition or limitation is not inconsistent with the terms of the Plan, including (i) restrictions on the transferability of the Award; (ii) restrictions or the removal of restrictions upon the exercise of an Award; (iii) restrictions or the removal of restrictions on the retention or transfer of any shares of Stock acquired pursuant to an Award or otherwise; (iv) options and rights of first refusal in favor of the Company and one or more stockholders of the Company; (v) requirements that the Holder render substantial services to the Company or one or more of its Subsidiaries for a specified period of time; (vi) restrictions on disclosure and use of certain information regarding the Company or other Persons; (vii) restrictions on solicitation of employees and other Persons; (viii) restrictions on competition; and (ix) other terms, conditions or limitations; all of which as the Committee may deem proper or advisable from time to time.

VI.

TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall comply with, and the related Option Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VI (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) and also to the terms, conditions and limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option); provided, however, that the Committee may authorize an Option Agreement that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations of Article XIII.  The Committee may also authorize an Option Agreement that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Option Agreement unless the Option Agreement expressly states that such term, condition or limitation applies.

6.1                                 Number of Shares; Type of Award.  Each Option Agreement shall state the total number of shares of Stock to which it relates.  Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.

6.2                                 Vesting.  Each Option Agreement shall state (i) any time, periods or other conditions in or pursuant to which the right to exercise the Option or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting.

6.3                                 Expiration.  Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive

Option shall be exercised after the expiration of a period of ten (10) years (or, with respect to a Ten Percent Shareholder, five (5) years) commencing on the Date of Grant of the Incentive Option.

6.4                                 Exercise Price.  Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”), which shall not be less than the greatest of (a) the par value per share of the Stock, (b) one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option, or (c) in the case of an Incentive Option granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

6.5                                 Method of Exercise.  Each Option shall be exercisable only by notice of exercise (the “Exercise Notice”) in the manner (including the time period) specified by the Committee from time to time (which need not comply with Section 15.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by another Person authorized to exercise the Option pursuant to Section 13.6 or 13.7 (to the extent that each is applicable to the Option) or pursuant to the relevant Option Agreement, (c) be accompanied by the aggregate Exercise Price for all shares of Stock for which the Option is exercised in accordance with Section 6.7, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition under the Plan or the relevant Option Agreement or as may be reasonably imposed by the Committee.  The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 6.5 have been satisfied.

6.6                                 Incentive Option Exercises and Disqualifying Dispositions.  Except as provided in Paragraph 13.6(b) or Section 13.7 (to the extent that each is applicable to the Option), during the Holder’s lifetime, only the Holder may exercise an Incentive Option.  The Holder of an Incentive Option shall immediately notify the Company in writing of any disposition of any Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from being treated as an incentive stock option under Section 422 of the Code (including any disposition of Stock upon exercise of an Award requiring exercise, or in connection with the payment of taxes with respect to an Award, if the same would constitute such a disqualifying disposition).  The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received in connection with each disposition.

6.7                                 Medium and Time of Payment.  The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash, by cashier’s check, by wire transfer or by other means as may be acceptable to the Committee from time to time, (b) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, with shares of Stock that would otherwise be issued or transferred to the Holder upon the exercise of the Option or with shares of Stock already owned by the Holder (but in all events excluding any shares that are to be or were issued or transferred pursuant to a Restricted Stock Award with respect to which the restrictions have not yet expired or been removed or that otherwise are or will be subject to restrictions on transferability or a substantial risk of forfeiture) and having an aggregate Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, and pursuant to such procedures (including constructive delivery of such shares of Stock) as the Committee may establish from time to time for such purpose, (c) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, in such other forms, under such other terms, and by such other means (including those specified in Section 6.8) as may be acceptable to the Committee from time to time, and pursuant to such procedures as the Committee may establish from time to time for such purpose, or (d) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), by any combination of clauses (a), (b) and (c).  Unless otherwise provided in the relevant Option Agreement, any portion of the Exercise Price that is paid with shares of Stock that the Holder acquired from the Company, directly or indirectly, shall be paid only with shares of Stock that the

Holder has owned for more than six (6) months (or such longer or shorter period of time, if any, as may be required to avoid payment with such shares resulting in a charge to earnings for financial accounting purposes).  If the Committee elects to accept shares of Stock in payment of all or any portion of the aggregate Exercise Price, then (for purposes of payment of the aggregate Exercise Price) unless otherwise provided in the relevant Option Agreement those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the day before the date of the delivery of the Exercise Notice.  Each Holder acknowledges that the delivery to the Company of Stock acquired by such Holder upon exercise of an Incentive Option may constitute a disqualifying disposition of such Stock for purposes of the Code.

6.8                                 Payment with Sale Proceeds.  The Committee may (but shall not be required to) approve from time to time (which approval, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant) arrangements with a brokerage firm (provided that such arrangements comply with applicable law, including Regulation T of the Board of Governors of the Federal Reserve System), under which that brokerage firm, on behalf of the Holder, shall pay to the Company the aggregate Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued or transferred pursuant to that exercise of the Option), and the Company shall cause the shares with respect to which the Option was so exercised to be delivered to the brokerage firm.  Such transactions shall be effected in accordance with such procedures (which may include payment of the exercise price by, or delivery of Stock to, such brokerage firm) as the Committee may establish from time to time.

6.9                                 Reload Provisions.  The Committee may cause one or more Option Agreements to contain provisions pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option, or the tax required to be withheld pursuant to the exercise of an Option, by surrendering (or having withheld) shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares so surrendered (or withheld) (a “Reload Option”).  With respect to an Incentive Option, no Holder shall be entitled to a Reload Option unless the Holder’s Option Agreement, as of the Date of Grant, provides for the Reload Option.  The Date of Grant of the Reload Option shall be the date on which the Holder surrenders (or the Company withholds) the shares of Stock in respect of which the Reload Option is granted.  The Reload Option shall have an Exercise Price equal to the Fair Market Value per share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the remaining term of the underlying Option.  If a Reload Option relates to shares surrendered or withheld in connection with the exercise of an Incentive Option, then for purposes of the Plan such Reload Option shall be considered an Incentive Option provided that such Reload Option otherwise satisfies the requirements for an incentive stock option under Section 422 of the Code; otherwise, a Reload Option shall be treated as a Nonstatutory Option for purposes of the Plan.  Option Agreements containing provisions for Reload Options may contain such terms, conditions and limitations with respect to such Reload Options as the Committee may determine (which may include vesting provisions, limitations on the number of shares subject to Reload Options or the number of times Reload Options shall be granted, or prohibitions on the grant of Reload Options with respect to options exercised following acceleration of vesting or following or in anticipation of a Change in Control).  Separate Option Agreements may from time to time be granted by the Company to existing Holders of Nonstatutory Options or Incentive Options to provide the same benefit to such Holders as the Reload Options described in the foregoing provisions of this Section 6.9, but any such stand alone Options shall not be deemed to be Reload Options for purposes of the Plan.

6.10                           Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option.  With respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an incentive stock option that first becomes exercisable by a Holder in any calendar year (under all plans of the Company, its Subsidiaries that are subsidiary corporations, or are treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) or any predecessor corporation) may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code.  As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted, and the limitation shall be applied by taking into account Incentive Options in the order in which they were granted.  For purposes of this Section 6.10, “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a related corporation of the Company, or (c) a predecessor corporation of any such corporations.  Failure to comply with this Section 6.10 (including any such failure resulting from accelerated vesting of an Incentive Option, whether under Section 12.1 or Section 13.21 (to the extent that either is applicable) or otherwise) shall not impair the enforceability or exercisability of any Incentive Option, but shall cause the Incentive Option to be treated as a Nonstatutory Option for federal tax purposes to the extent that it exceeds the $100,000 limitation described in this Section 6.10.

6.11                           No Fractional Shares.  The Company shall not in any case be required to sell, issue, transfer or deliver any fractional shares with respect to any Option.  In lieu of the issuance or transfer of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional share) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

6.12                           Other Provisions Regarding Incentive Options.  With respect to any Option that is designated in the governing Option Agreement as an Incentive Option, (i) if any of the terms, conditions or limitations of the Plan or the relevant Option Agreement conflict with the requirements of Sections 421, 422 and 424 of the Code, as applicable, then those conflicting terms, conditions and limitations shall be deemed inoperative to the extent they so conflict with such requirements, and (ii) if the Plan or such Option Agreement does not contain any provision required to be included herein or therein under Sections 421, 422 and 424 of the Code, as applicable, that provision shall be deemed to be incorporated herein or therein with the same force and effect as if that provision had been set out at length herein or therein, in each case unless the Committee determines to treat such Option (in whole or in part) as a Nonstatutory Option.  Notwithstanding the foregoing, however, (i) to the extent that any Option that was intended to qualify as an Incentive Option nevertheless cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan, and (ii) in no event shall this Section 6.12 operate to overcome the terms under which such Option vests (including any accelerated vesting, to the extent applicable).

VII.

STOCK APPRECIATION RIGHTS

All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right) and also to the terms, conditions or limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right); provided, however, that the Committee may authorize an Award Agreement governing a Stock Appreciation Right that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations set forth in Article XIII.  The Committee may also authorize an Award Agreement governing a Stock Appreciation Right that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Stock Appreciation Right unless such Award Agreement expressly states that such term, condition or limitation applies.

7.1                                 Type of Award.  A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option (a “Linked Stock Appreciation Right”), or (b) without relation to an Option (a “Non-Linked Stock Appreciation Right”).  Each Award Agreement relating to a Stock Appreciation Right shall identify the Stock Appreciation Rights evidenced thereby as Linked Stock Appreciation Rights or Non-Linked Stock Appreciation Rights, as the case may be, and no Award Agreement with respect to Stock Appreciation Rights shall cover both Linked Stock Appreciation Rights and Non-Linked Stock Appreciation Rights.

7.2                                 Linked Stock Appreciation Rights.  A Linked Stock Appreciation Right shall entitle the Holder, upon exercise, to surrender the related Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Paragraph 7.2(b).  That Option shall then cease to be exercisable to the extent surrendered.  No Linked Stock Appreciation Right shall be issued if the Committee determines that such issuance may cause the Limited Stock Appreciation Right, the related Option, or both to constitute or to include a deferral of compensation subject to Section 409A.  A Linked Stock Appreciation Right shall relate to the same number of shares of Stock as the Option to which it relates, and shall be subject to the terms of the Option Agreement for the related Option, but shall also be subject to the following additional provisions:

(a)                                  Exercise and Transfer.  A Linked Stock Appreciation Right shall be exercisable only at such time or times and only to the extent that the related Option is exercisable (provided, however, that a Linked Stock Appreciation Right shall be exercisable only if and to the extent that the Fair Market Value per share of Stock that is subject to the related Option exceeds the Exercise Price for such Option) and shall not be transferable except to the extent that the related Option is transferable.  Without limitation of the foregoing, to the extent that the related Option terminates, expires or has been exercised, the Linked Stock Appreciation Right shall terminate.

(b)                                 Value of Right.  Upon the exercise of a Linked Stock Appreciation Right, the Holder shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1)                                  The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Linked Stock Appreciation Right, by

(2)                                  The number of shares as to which that Linked Stock Appreciation Right has been exercised.

7.3                                 Non-Linked Stock Appreciation Rights.  A Non-Linked Stock Appreciation Right shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Non-Linked Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

(a)                                  Number of Shares.  Each Award Agreement shall state the total number of shares of Stock to which the Non-Linked Stock Appreciation Right relates.

(b)                                 Vesting.  Each Award Agreement shall state (i) any time, periods or other conditions in or pursuant to which the right to exercise the Non-Linked Stock Appreciation Right or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting.

(c)                                  Expiration.  Each Award Agreement shall state the date at which the Non-Linked Stock Appreciation Right shall expire to the extent not previously exercised.

(d)                                 SAR Exercise Price; Value of Right.  Each Award Agreement shall state the SAR Exercise Price, which SAR Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Non-Linked Stock Appreciation Right.  A

Non-Linked Stock Appreciation Right shall entitle the Holder, upon exercise of the Non-Linked Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(1)                                  the difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of the Non-Linked Stock Appreciation Right, by

(2)                                  the number of vested rights as to which the Non-Linked Stock Appreciation Right has been exercised.

7.4                                 Method of Exercise.  Each Stock Appreciation Right shall be exercisable only by notice of exercise (the “Exercise Notice”) in the manner specified by the Committee from time to time (which need not comply with Section 15.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Stock Appreciation Right, which notice shall (a) state the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised, (b) be signed or otherwise given by the Holder of the Stock Appreciation Right or by another person authorized to exercise the Stock Appreciation Right pursuant to the Plan or the relevant Award Agreement, and (c) include such other information, instruments and documents as may be required to satisfy any other condition under the Plan or the relevant Award Agreement.  The Stock Appreciation Right shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 7.4 have been satisfied.  Notwithstanding the foregoing, a Non-Linked Stock Appreciation Right shall be deemed exercised in full (to the extent that it is vested) on the last day of its term, if not otherwise exercised by the Holder, provided that the Fair Market Value per share of the shares of Stock subject to the Non-Linked Stock Appreciation Right exceeds the SAR Exercise Price of such Non-Linked Stock Appreciation Right on such date.

7.5                                 Limitations on Rights.  Notwithstanding Paragraph 7.2(b) and Paragraph 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right.  Any such limitation must be set forth in the Award Agreement governing the Holder’s Stock Appreciation Right.

7.6                                 Payment of Rights.  Payment of the amount determined under Paragraph 7.2(b) or Paragraph 7.3(d) and Section 7.5 may be made solely in whole shares of Stock valued at the Fair Market Value per share of Stock on the date of exercise of the Stock Appreciation Right or, if so determined by the Committee, solely in cash or a combination of cash and Stock; provided, however, that no such payment shall be made in cash unless the Committee determines that a payment in such form will not cause the Stock Appreciation Right or any payment made with respect thereto to be treated as a deferral of compensation subject to the requirements of Section 409A.  If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash (subject to the proviso in the preceding sentence).

VIII.

STOCK AWARDS

All Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VIII (to the extent each such term, condition or limitation applies to the form of Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Award) and also to the terms, conditions and limitations set forth in Article XIII (to the extent applicable to the form of Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Award); provided, however, that the Committee may authorize an Award Agreement governing a Stock Award that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article XIII.  The Committee may also authorize an Award Agreement governing a Stock Award that contains or is subject to any or all of the terms, conditions and limitations of

Article XII (to the extent applicable to the form of Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Award) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Stock Award unless the Award Agreement expressly states that such term, condition or limitation applies.

8.1                                 Number of Shares; Type of Award.  Each Award Agreement governing a Stock Award shall state the total number of shares of Stock to which it relates and shall designate each share as either associated with a Restricted Stock Award or a Stock Bonus Award.

8.2                                 Restrictions Applicable to Restricted Stock Awards.  Unless otherwise provided in the relevant Award Agreement, all shares of Stock granted or sold pursuant to Restricted Stock Awards made under the Plan shall be subject to the following terms, conditions and limitations:

(a)                                  Transferability.  The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

(b)                                 Legend.  Each certificate representing such shares shall bear a legend making appropriate reference to the restrictions imposed.

(c)                                  Possession.  The Committee may (i) authorize issuance of a certificate for shares associated with a Restricted Stock Award only upon removal or expiration of the applicable restrictions, (ii) require the Company to retain physical custody of certificates representing shares issued or transferred pursuant to Restricted Stock Awards during the restriction period and require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Company, (iii) require the Holder to enter into an escrow agreement providing that the certificates representing shares issued or transferred pursuant to Restricted Stock Awards shall remain in the physical custody of an escrow holder until all restrictions are removed or expire, or (iv) take such other steps as the Committee may determine in order to enforce such restrictions.

(d)                                 Expiration or Removal of Restrictions.  The restrictions imposed pursuant to this Section 8.2 on Restricted Stock Awards shall expire as determined by the Committee and set forth in the applicable Award Agreement.  Expiration of the restrictions may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee.  Each Restricted Stock Award may have different restrictions, including a different restriction period, as determined by the Committee.  The Committee may remove any restriction or reduce any restriction period applicable to a particular Restricted Stock Award.  Upon the expiration or removal of all restrictions, the Company shall deliver to the Holder of the Restricted Stock Award, as soon as practicable following the request of such Holder, a certificate representing the number of shares for which such restrictions have expired or been removed, free of any restrictive legend relating to the expired or removed restrictions.

(e)                                  Rights as Stockholder.  Subject to the provisions of this Section 8.2, the Committee may determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including any right to vote the related shares or to receive dividends and other distributions paid or  made with respect thereto.

(f)                                    Other Conditions.  The Committee may impose such other terms, conditions or limitations on any shares granted or sold pursuant to Restricted Stock Awards made under the Plan as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

8.3                                 Stock Bonus Awards.  Any shares of Stock granted or sold pursuant to Stock Bonus Awards made under the Plan shall not be subject to vesting or other restrictions under Section 8.2 unless the Committee specifically provides otherwise in the related Award Agreement; however, the Committee may, in the related Award Agreement or otherwise, impose other terms, conditions and limitations with respect to any such shares of Stock, even if similar or identical to the provisions set forth in Section 8.2.

8.4                                 Purchase and Payment.  If any shares of Stock are to be sold rather than granted pursuant to Restricted Stock Awards or Stock Bonus Awards made under the Plan, then the relevant Award Agreement shall set forth the price to be paid for such shares and the method of payment.

8.5                                 Compliance with Section 409A.  Each Restricted Stock Award or Stock Bonus Award shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with such requirements.

IX.

PERFORMANCE UNITS

All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article IX (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit) and also to the terms, conditions and limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit); provided, however, that the Committee may authorize an Award Agreement governing a Performance Unit that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article XIII.  The Committee may also authorize an Award Agreement governing a Performance Unit that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit) or similar terms, conditions and limitations; nevertheless, no term or provision of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Performance Unit unless such Award Agreement expressly states that such term, condition or limitation applies.

9.1                                 Number of Units.  Each Award Agreement governing a Performance Unit shall state the total number of Performance Units to be awarded under that Award Agreement.

9.2                                 Performance Period, Vesting, Etc.  Each Award Agreement governing a Performance Unit shall state (i) the beginning and ending dates of the relevant Performance Period(s), (ii) any time, periods or other conditions in or pursuant to which the right to receive the Performance Unit or a portion thereof shall vest and (iii) the number of Performance Units (or portions thereof) with respect to each such vesting.

9.3                                 Multiple Grants.  The Committee may make grants of Performance Units in such a manner that two or more Performance Periods (which need not be the same period or of the same duration) are in progress simultaneously.  At or before the beginning of each Performance Period, the Committee shall establish the contingent value of each Performance Unit for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

9.4                                 Performance Standards.  At or before the beginning of each Performance Period, the Committee shall (i) establish for that Performance Period such specific performance objectives as the Committee believes are relevant to the Company’s overall business objectives, (ii) determine the minimum and maximum value of a Performance Unit (which may be equal to the Fair Market Value per share of Stock as of a specified date) and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (iii) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (iv) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period.

9.5                                 Modification of Standards.  If the Committee determines that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.

9.6                                 Payment for Units.  The basis for payment of Performance Units for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period (subject to modification pursuant to Section 9.5).  If minimum performance is not achieved or exceeded for a Performance Period, no payment shall be made and all contingent rights shall cease.  If minimum performance is achieved or exceeded, the value of a Performance Unit shall be based on the degree (as determined by the Committee) to which actual performance exceeded the pre-established (or modified) minimum performance standards.  Unless otherwise provided in the relevant Award Agreement, the amount of payment shall be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period that have vested by the final Performance Unit value.  Payments shall be made in whole shares of Stock valued at Fair Market Value on the last day of the applicable Performance Period or, if so determined by the Committee, solely in cash or a combination of cash and Stock.   If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.  In the event that shares of Stock that are subject to substantial risk of forfeiture are awarded in satisfaction of Performance Units, such shares may be registered in the name of the Holder and deposited, together with a stock power endorsed in blank, with the Company.  Except as may be otherwise provided in the relevant Award Agreement, any payments with respect to Performance Units may be made in a lump sum or in installments, as the Committee may determine, and any lump sum payments shall be made as soon as practicable following the end of the relevant Performance Period(s).

9.7                                 Compliance with Section 409A.  Each Performance Unit granted under the Plan shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with those requirements.

X.

AWARDS TO NON-EMPLOYEE DIRECTORS

10.1                           Annual Awards to Non-Employee Directors.  Subject to adjustment pursuant to Section 13.1, each Non-Employee Director shall receive, for each year of service by such non-employee director so long as the Plan is in effect, one of the following (each of (a), (b) or (c) below is hereinafter referred to as a “Non-Employee Director Award”) as may be determined by the Committee in its discretion:

(a)                                  a Restricted Stock Award totaling 2,000 shares (or such lesser or greater amount (but not to exceed 5,000 shares) as may be determined by the Committee in its discretion);

(b)                                 an Award of Nonstatutory Options having a value equivalent to the value of the Restricted Stock Award contemplated by Section 10.1(a) above as of the Date of Grant, which equivalent value shall be determined in accordance with Section 10.2; or

(c)                                  a combination of Awards of Restricted Stock and Nonstatutory Options in such proportions as may be determined by the Committee in its discretion, which together have a value equivalent to the value of the Restricted Stock Award contemplated by Section 10.1(a) above as of the Date of Grant, which equivalent value shall be determined in accordance with Section 10.2.

10.2                         Valuation of Awards.  The Committee shall determine the value of any Award of Restricted Stock or Nonstatutory Options pursuant to Section 10.1 using any recognized valuation methodology (including assumptions) selected by the Committee in its absolute discretion.

10.3                         Terms of Awards.  The Committee in its discretion shall determine the Date of Grant and the amount and terms of each Non-Employee Director Award, in each case subject to the terms, conditions and limitations of this Plan.  Notwithstanding the foregoing, (a) if an individual serving as a Non-Employee Director on the Date of Grant for a calendar year pursuant to Section 10.1 commenced service as a Non-Employee Director after the start of such year, the Committee may (but shall not be required to) determine that the Non-Employee Director Award be reduced to reflect such individual’s partial year of service; and (b) if a Non-Employee Director is not a member of the Board of Directors on the Date of Grant, such Non-Employee Director shall not be entitled to a Non-Employee Director Award for such year pursuant to Section 10.1, provided, that the Committee may (but shall not be required to) determine that a Non-Employee Director Award be made to such Non-Employee Director as of a date in such year designated by the Committee and be reduced to reflect such individual’s partial year of service.

10.4                         Terms of Nonstatutory Options.  Any Award of Nonstatutory Options pursuant to Section 10.1 shall have the following terms, subject to any additional or different terms, conditions or limitations specified pursuant to this Plan or in the Award Agreement relating to such Award:

(a)                                  such Nonstatutory Options shall become exercisable in full six months after their Date of Grant and shall not be exercisable after the tenth (10th) anniversary of their Date of Grant; and

(b)                                 the Exercise Price under each Nonstatutory Option shall be 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Nonstatutory Option.

XI.

OTHER EQUITY-BASED RIGHTS

The Committee is authorized to grant to Eligible Individuals such Awards (other than Options, Stock Appreciation Rights, Stock Awards, or Performance Units) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as may be deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with applicable law.  Without limitation of the foregoing, each such Award shall comply with the requirements of Section 409A of the Code, if applicable, and be operated in accordance with such requirements.  The terms, conditions and limitations of Other Equity-Based Rights shall be set forth in the Award Agreements governing the relevant Other Equity-Based Rights and may contain or be subject to such provisions in addition to those required by the Plan as the Committee may deem advisable.  All Other Equity-Based Rights granted under the Plan shall be subject to the terms, conditions and limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Other Equity-Based Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Other Equity-Based Right); provided, however, that the Committee may authorize an Award Agreement governing an Other Equity-Based Right which expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations set forth in Article XIII.  The Committee may also authorize an Award Agreement governing an Other Equity-Based Right that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent that each such term, condition or limitation applies to the form of Other Equity-Based Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Other Equity-Based Right) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing an Other Equity-Based Right unless such Award Agreement expressly states that such term, condition or limitation applies.  Shares of Stock or other securities delivered pursuant to a purchase right granted under an Award related to an Other Equity-Based Right shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including cash, Stock, other securities, other Awards, other property or assets, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the aggregate Fair Market Value of such shares of Stock or the fair market value (as determined by the Committee) of such other securities, other Awards or other property or assets as of the Date of Grant (or, if the Committee so determines, in the case of any such purchase right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the Date of Grant of such other Award or award).

XII.

CHANGE IN CONTROL PROVISIONS

The Committee may authorize an Award that contains or is subject to any or all of the terms, conditions and limitations of this Article XII or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of this Article XII (or any similar term, condition or limitation) shall apply to an Award unless the related Award Agreement expressly states that such term, condition or limitation applies.

12.1                           Changes in Control.  Immediately prior to the occurrence of a Change in Control (or at such other time prior to a Change in Control or proposed Change in Control as may be determined by the Committee), (a) all outstanding Options and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Options or Stock Appreciation Rights that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable; (b) the expiration of the restrictions applicable to all outstanding Restricted Stock Awards shall immediately be accelerated so that the Stock subject to those Awards shall be owned by the Holders thereof without transfer restrictions or risks of forfeiture; and (c) such other results shall take place with respect to any outstanding Stock Bonus Awards, Performance Units or Other Equity-Based Rights as may be set forth in the relevant Award Agreements for such Stock Bonus Awards, Performance Units and Other Equity-Based Rights.  Nothing in this Section 12.1 shall impose on any Holder any obligation to exercise any Award immediately before or upon any Change in Control, nor shall any Holder forfeit the right to exercise any Award during the remainder of the original term of the Award because of a Change in Control, except as provided under Article XIII (if applicable), under other provisions governing termination or expiration of the applicable Award, or as provided in the following sentence. Notwithstanding the foregoing, the Committee may, by notice to any or all Holders, provide that all or any portion of any outstanding Option or Stock Appreciation Right (whether vested prior to the Change in Control or subject to accelerated vesting due to the Change in Control) that is not exercised within a specified time period (as determined by the Committee) ending on or before the Change in Control shall terminate upon the Change in Control (or at such later time as may be determined by the Committee) and in such event such unexercised Options or Stock Appreciation Rights shall terminate upon the Change in Control, notwithstanding any provisions of this Plan that would allow for a later exercise, including Article XIII if applicable.

XIII.

 ADDITIONAL PROVISIONS

The terms, conditions and limitations of this Article XIII shall apply to each Award (unless, pursuant to the relevant Award Agreement, such term, condition or limitation is inapplicable or is altered); provided, however, that the Committee may authorize an Award Agreement that expressly contains terms, conditions and limitations that differ from the terms, conditions and limitations set forth in this Article XIII.

13.1                         Adjustment of Awards and Authorized Stock.  The terms of an Award and the Stock authorized for issuance or transfer under the Plan shall be subject to adjustment from time to time in accordance with the following provisions:

(a)                                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property or assets), reclassification, consolidation, Stock split, reverse Stock split, recapitalization, reorganization, merger, plan of exchange, split-up, spin off, combination, repurchase, issuance or transfer of securities or other similar transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made or intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, (i) adjust any or all of (w) the number and type of shares of Stock (or other securities, property or assets) which thereafter may be made the subject of Awards, (x) the number and type of shares of Stock (or other securities, property or assets) subject to outstanding Awards, (y) the number and type of shares of Stock (or other securities, property or assets) specified as the Maximum Shares, Available Shares, any limitation per Eligible Individual (pursuant to Section 5.7 or otherwise) or other restriction, and (z) the grant, purchase or exercise price of, or amount payable with respect to, any Award; or (ii) if deemed appropriate by the Committee, provide for a cash payment to the Holder of an outstanding Award.  Notwithstanding the foregoing, however, with respect to any Awards of Incentive Options, no such adjustment shall be authorized except to the extent that such adjustment complies with the rules of Section 424(a) of the Code, and in no event shall any such adjustment be made that would render any Incentive Option granted hereunder other than an “incentive stock option” for purposes of Section 422 of the Code (unless the Committee determines to treat such Option as a Nonstatutory Option).  In addition, notwithstanding the foregoing, with respect to any Option or Stock Appreciation Right, no adjustment shall be made that would cause such Option or Stock Appreciation Right to constitute a deferral of compensation subject to the requirements of Section 409A.

(b)                                 Whenever outstanding Awards are required to be adjusted as provided in this Section 13.1, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, property or assets purchasable subject to each Award after giving effect to the adjustments.

(c)                                  Adjustments under Paragraph 13.1(a) shall be made by the Committee.  No fractional interests shall be issued or transferred under the Plan on account of any such adjustments.

(d)                                 The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Company’s common stock or the rights thereof, or the dissolution or liquidation of the Company or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a character similar to that described in Paragraph 13.1(a) or this Paragraph 13.1(d) or otherwise.  Except as may be expressly provided in this Section 13.1, the Company’s issuance or transfer of securities of any class, for money, services, other property or assets, or otherwise, upon direct sales, upon the exercise of rights or warrants to subscribe therefor, upon conversion of shares or obligations of the Company convertible into shares, or otherwise, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, price or other attributes of Stock subject to the Plan or to Awards granted hereunder.

13.2                         Termination of Employment Other than for Death, Disability or Normal Retirement.  Subject to Sections 13.23 and 13.24, if a Holder’s employment is terminated for any reason other than that Holder’s death, Disability or Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

(a)                                  If such termination was by the Company or a Subsidiary, as applicable, as a result of a Covered Event, then the following provisions shall apply to all Awards held by that Holder:

(1)                                That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that have not been exercised as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(2)                                That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; and

(3)                                Except as may be expressly provided in this Paragraph 13.2(a) or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

(b)                                 If such termination was (i) by the Company or a Subsidiary, as applicable, but not as a result of a Covered Event or (ii) by the Holder, then the following provisions shall apply to all Awards held by that Holder:

(1)                                That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(2)                                That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

(A)                            The termination of the Option or Stock Appreciation Right; or

(B)                              (i) three (3) months after the date of the termination of employment in the case of termination by the Company or a Subsidiary but not as a result of a Covered Event; and (ii) thirty (30) days after the date of the termination of employment in the case of termination by the Holder; provided, however, that if the termination was by the Company but not as a result of a Covered Event and the Holder dies within the three (3) month period described in clause (i) of this subparagraph or if the termination was by the Holder and the Holder dies with the thirty (30) day period described in clause (ii) of this subparagraph, then such three (3) month period or such thirty (30) day period, as applicable, shall automatically be extended to one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to the expiration of the relevant period shall be null and void);

(3)                                That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment;

(4)                                That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment; and

(5)                                Except as may be expressly provided in this Paragraph 13.2(b) or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

13.3                         Termination of Employment for Death or Disability.  Subject to Sections 13.23 and 13.24, if a Holder’s employment is terminated by reason of the death or Disability of such Holder, then the following provisions shall apply to all Awards held by that Holder:

(a)                                  That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(b)                                 That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder or that Holder’s Designated Beneficiary, guardian, legal representatives, legatees or distributees until the earlier of:

(1)                                  The termination of the Option or Stock Appreciation Right; or

(2)                                  one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to expiration of the relevant period shall be null and void);

(c)                                  That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; provided, however, that, (i) subject to clause (ii) below, upon the time of the termination of employment, such restrictions shall be deemed removed with respect to such number of shares of Stock subject to each such Restricted Stock Award as is equal to the product of (x) a fraction, the numerator of which is the number of completed months elapsed from the Date of Grant through the time of the termination of employment and the denominator of which is the number of months in the original restriction period for the relevant Restricted Stock Award and (y) the number of shares of Stock subject to the relevant Restricted Stock Award; and (ii) clause (i) above shall not apply if such restrictions, pursuant to the relevant Award Agreement, were to expire on a monthly or daily basis;

(d)                                 That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment, unless the Committee, taking into consideration the performance of such Holder and the performance of the Company over the relevant Performance Period (or, in the discretion of the Committee, that portion of the relevant Performance Period which has been completed at the time of the termination of employment), specifically authorizes the payment to such Holder (or such Holder’s Designated Beneficiary, guardian, legal representatives, legatees, heirs or distributees) of all or portion of the amount which would have been paid to such Holder had such Holder continued as an employee through the end of the Performance Period (any such payment to be made in such a time and manner as would have occurred if the Holder’s employment had not terminated before the expiration of the Performance Period, unless otherwise determined by the Committee); and

(e)                                  Except as may be expressly provided in this Section 13.3 or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

(f)                                    If a Holder’s employment is terminated due to a physical or mental impairment or condition of any degree of severity or permanence, but the Committee does not inform the Holder in writing that the Holder’s employment is terminated due to “Disability” for the purposes of this Section, such Holder’s employment is not terminated due to “Disability” for the purposes of this Section.

13.4                         Termination of Employment for Normal Retirement.  Subject to Sections 13.23 and 13.24, if a Holder’s employment is terminated by reason of the Holder’s Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

(a)                                  That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(b)                                 That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

(1)                                The termination of the term of the Option or Stock Appreciation Right; or

(2)                                three (3) months after the date of the termination of employment; provided, however, that if that Holder dies within such three (3) month period, then such three (3) month period shall automatically be extended to one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to the expiration of the relevant period shall be null and void);

(c)                                  That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall continue until they expire or are removed; provided, however, that any restrictions that require forfeiture of the Restricted Stock Award solely based on termination of employment shall be deemed removed as of the time of the termination of employment;

(d)                                 That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment, unless the Committee, taking into consideration the performance of such Holder and the performance of the Company over the relevant Performance Period

(or, in the discretion of the Committee, that portion of the Performance Period which has been completed at the time of the termination of employment), specifically authorizes the payment to such Holder of all or portion of the amount which would have been paid to such Holder had such Holder continued as an employee through the end of the Performance Period (any such payment to be made in such a time and manner as would have occurred if the Holder’s employment had not terminated before the expiration of the Performance Period, unless otherwise determined by the Committee); and

(e)                                  Except as may be expressly provided in this Section 13.4 or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or any shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

13.5                         Cause of Termination; Employment Relationship.  For purposes of this Article XIII, the Committee shall have the authority to determine whether any Eligible Individual’s employment with the Company or any Subsidiary, as applicable, terminated as a result of death, Disability, Normal Retirement, a Covered Event, or any other cause or reason.  For purposes of Incentive Options, an employment relationship shall be deemed to exist between a Holder and the Company or a Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) while the Holder is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Holder’s right to re-employment with the Company or Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) is guaranteed either by statute or by contract.  Where the period of leave exceeds ninety (90) days and where the Holder’s right to re-employment is not guaranteed by statute or by contract, termination of employment shall be deemed to have occurred on the ninety-first (91st) day of such leave.

13.6                         Exercise Following Death or Disability.

(a)                                  All Options or Stock Appreciation Rights or other Awards requiring exercise that remain subject to exercise following the death of the Holder may be exercised by the Holder’s beneficiary as designated by the Holder on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (a “Designated Beneficiary”) or, in the absence of an authorized designation, by the legatee or legatees of such Options or Stock Appreciation Rights or other Awards requiring exercise under the Holder’s last will, or by such Holder’s legal representatives, heirs or distributees.  If an Option or Stock Appreciation Right or other Award requiring exercise shall be exercised by any Person referenced above (other than a Designated Beneficiary), notice of exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such Person to exercise such Option or Stock Appreciation Right or other Award requiring exercise.

(b)                                 All Options or Stock Appreciation Rights or other Awards requiring exercise that remain subject to exercise following the Disability of the Holder may be exercised by the Holder or by the Holder’s guardian or legal representative that meets the requirements of Section 13.7 on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (which may include proof of the status of such guardian or legal representative).

13.7                         Transferability of Awards.  No Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, or Other Equity-Based Right shall be transferable or subject to pledge, encumbrance or any other disposition in any manner, whether by operation of law or otherwise, other than (to the extent such a transfer is not prohibited by Paragraph 8.2(a) or other provisions of this Plan or the relevant Award Agreement) by (i) will or the laws of descent and distribution or (ii) with respect to all Awards other than Incentive Awards (and with the approval of the Committee), by a domestic relations order.  Any Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative; provided, however, that, under applicable state law, the guardian or legal representative is a mere custodian of the Holder’s property or assets, standing in a fiduciary relationship to the Holder and subject to court supervision.  Notwithstanding anything in this Section 13.7 to the contrary, however, the Committee may determine to grant a Nonstatutory Option that is transferable by a Holder (but not by a Holder’s transferee) to any member of the Holder’s immediate family, to a trust established for the exclusive benefit of one or members of the Holder’s immediate family, to a partnership or other entity of which the only partners or interest holders are members of the Holder’s immediate family, and to a charitable organization, or to any of the foregoing; provided, however, that (i) the Holder receives no consideration for the transfer, (ii) the Holder gives the Committee at least fifteen (15) days prior written notice of any proposed transfer, and (iii) the Holder and transferee shall comply with such other requirements as the Committee may require from time to time to assure compliance with applicable laws, including federal, state and foreign securities laws.  Following any transfer permitted by the preceding sentence, a transferred Nonstatutory Option shall continue to be subject to the same terms, conditions and limitations that were applicable immediately prior to its transfer and shall be exercisable by the transferee only to the extent and for the periods that it would have been exercisable by the Holder. The Committee may amend an outstanding Nonstatutory Option to provide that the Nonstatutory Option shall be transferable in the manner described in the two immediately preceding sentences.  As used in this Section 13.7, the term “immediate family” shall mean any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include relationships arising from legal adoption.  A beneficiary designation authorized pursuant to any provision of the Plan or relevant Award Agreement shall not be deemed a transfer or encumbrance for purposes of this Section 13.7.

13.8                           Delivery of Certificates of Stock.  Subject to Section 13.9 and upon receipt by the Company of any tax withholding as may be required, the Company shall promptly deliver one or more certificates representing the number of shares of Stock as to which vested Awards payable in Stock have been properly exercised or are otherwise payable (and, with respect to Restricted Stock Awards, with respect to which restrictions have expired or been removed).  If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates may be delivered with respect to each such Award; further, separate Stock certificates may be delivered with respect to shares of Stock issued or transferred upon exercise of Incentive Options and Nonstatutory Options respectively.

13.9                           Certain Conditions.  Nothing herein or in any Award Agreement shall require the Company to permit any exercise of, or issue or transfer any shares with respect to, any Award if (i) the Holder has failed to satisfy any term, condition or limitation of the Plan or the relevant Award Agreement or (ii) that issuance or transfer would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association.  At the time of any grant or exercise of an Option or Stock Appreciation Right, at the time of any grant or vesting of a Stock Award, and at the time of any grant or settlement of any other Award, the Company may, as a condition precedent to such grant or exercise of that Option or Stock Appreciation Right, grant or vesting of the Stock Award, or grant or settlement of such other Award, require from the Holder of the Award (or in the event of the Holder’s death or Disability, the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s or such Persons’ intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary or appropriate to ensure that any disposition by that Holder or such other Person will not involve a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association.  The Company may also endorse such legend or legends upon certificates for any shares of Stock issued or transferred pursuant to the Plan, and may issue such “stop transfer” instructions to its transfer agent in respect of such shares, as the Committee determines from time to time to be necessary or appropriate to (i) prevent a violation of, or perfect an exemption from, the registration requirements of the Securities Act or any other applicable state or foreign securities law, (ii) implement the provisions of the Plan and any relevant Award Agreement, or (iii) permit the Company to determine the occurrence of any disposition of shares of Stock issued or transferred upon exercise of an Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code.

13.10                     Certain Directors and Officers.  If any of the terms, conditions or limitations of the Plan or any Award Agreement would preclude any award to an Eligible Individual who is subject to Section 16(b) of the Exchange Act from qualifying for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16(b)-(3), then those conflicting terms, conditions or limitations shall be deemed inoperative to the extent necessary to allow such qualification (unless the Board of Directors has expressly determined that the Plan, or the Committee has expressly determined that the Award, should not comply with Rule 16(b)-(3)).  In addition, all Award Agreements for Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be deemed to include such additional terms, conditions and limitations as may be required in order for the related Award to qualify for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16(b)-(3) (unless the Committee has expressly determined that any such Award should not comply with the requirements of Rule 16b-3).

13.11                     Securities Act Legend.  The Committee may require that certificates for some or all shares of Stock issued or transferred pursuant to the Plan have a legend similar to the following, or statements of other applicable restrictions, endorsed thereon:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued or transferred pursuant to an effective registration statement under the Securities Act.

13.12                     Legend for Restrictions on Transfer.  Each certificate representing shares of Stock issued or transferred to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or the relevant Award Agreement, bear a legend that complies with applicable law with respect to such transfer restriction, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE SOUTHERN UNION COMPANY AMENDED AND RESTATED 2003 STOCK OPTION AND INCENTIVE PLAN AS ADOPTED BY SOUTHERN UNION COMPANY (THE “COMPANY”) ON                                 ,          AND AN AWARD AGREEMENT THEREUNDER BETWEEN THE COMPANY AND                        DATED                       ,            AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED.  THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

13.13                     Rights as a Stockholder; Dividends.  Except as may be specifically provided to the contrary by the Committee pursuant to Paragraph 8.2(e) with respect to a particular Restricted Stock Award, a Holder shall have no right as a stockholder with respect to any shares of Stock covered by the Holder’s Award until a certificate representing those shares is issued in the Holder’s name and subject to any further restrictions imposed in accordance with the Plan.  Except as may be expressly determined by the Committee from time to time with respect to one or more Awards, and subject to such terms, conditions and limitations as the Committee may establish with respect to the same, no adjustment shall be made for dividends (whether ordinary or extraordinary, whether in cash or other property or assets) or distributions or other rights for which the record date is before the date that the certificate is issued and any such restrictions have expired or been removed.

13.14                   No Interest.  Neither the value of any shares of Stock, nor any cash or other property or assets, issued, transferred or delivered with respect to any Award under the Plan shall bear any interest, even if not issued, transferred or delivered when required by the Plan, except as may be otherwise provided in the applicable Award Agreement or as may be required pursuant to rules and procedures established by the Committee from time to time for the crediting of such interest.

13.15                   Furnishing of Information.  Each Holder shall furnish to the Company all information requested by the Company that the Committee deems necessary or appropriate in order to allow the Company to administer the Plan and any Awards or to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable law or regulation.

13.16                   No Obligation to Exercise.  No grant of any Award shall impose any obligation upon the Holder or any other Person to exercise the same or any part thereof.

13.17                   Remedies.  The Company shall be entitled to recover from a Holder the Company’s damages, costs and expenses, including reasonable attorneys’ fees, incurred in connection with the enforcement of any of the terms, conditions or limitations of the Plan or any Award Agreement, whether by an action to enforce specific performance, for damages for breach, or otherwise.

13.18                   Certain Information Confidential.  As partial consideration for the granting of each Award hereunder, each Holder agrees with the Company that such Holder shall keep confidential all information and knowledge that such Holder may have relating to the manner, extent and amount of the Holder’s (or any other Holder’s) participation in the Plan; provided, however, that the Holder may disclose such information or knowledge to the Holder’s spouse or to the Holder’s tax or financial advisors, provided such disclosure is made pursuant to similar terms and conditions (but without any further rights of distribution). The foregoing obligations of confidentiality shall not apply to the extent that the Company specifically consents in writing to further disclosure or to the extent that the information or knowledge becomes generally and readily available to the public without breach by the Holder or any other Person of any contractual, fiduciary or other duty owed to the Company or any of its affiliates.  In addition, the foregoing obligations of confidentiality shall not prohibit a Holder from disclosing such information or knowledge to the extent such Holder is required to do so by government or judicial order, provided that such Holder gives the Company prompt written notice of such order and a reasonable opportunity to limit such disclosure and reasonable assistance in contesting or limiting any such disclosure.

13.19                   Consideration.  No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no other Award shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or other property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

13.20                   [Deliberately omitted]

13.21                   [Deliberately omitted]

13.22                   Dispute Resolution.

(a)                                  Any claim, demand, cause of action, dispute or controversy arising out of or relating to the Plan, any Award Agreement, any Award, the parties’ performance with respect to any thereof, or any alleged breach of any thereof, and any claims, demands, causes of actions, disputes or controversies that are pursuant to a separate written agreement to be dealt with pursuant to the provisions of this Section (each, a “Dispute”), shall be settled by binding arbitration in accordance with the then current rules of the American Arbitration Association by three (3) independent and impartial arbitrators of whom each party shall appoint one, and those appointed arbitrators shall select a third arbitrator, who shall be the presiding arbitrator.  Judgment upon any award rendered by the arbitrators may be entered by any court having jurisdiction thereof.

(b)                                 Either party may commence arbitration proceedings by giving notice (the “Arbitration Notice”) to the other party demanding that the Dispute be arbitrated, specifying in reasonable detail the nature of the Dispute and the amount, if any, to be submitted to arbitration.  The arbitration hearing shall take place in any city on which the parties agrees, or failing such agreement within ten (10) days after the date the Arbitration Notice is given, in New York, New York.  The arbitration hearing shall be continuous subject to weekends, holidays or other days to be mutually agreed.

(c)                                  The arbitrators shall render their award no later than thirty (30) days after the conclusion of the hearing.  The arbitrators shall base their awards on the terms of the Plan and the relevant Award Agreements and shall follow the law and judicial precedents which a United States Judicial District Judge sitting in New York, New York would apply in the event the Dispute was litigated in such court.  The parties expressly agree that this Section shall confer no power or authority upon the arbitrators to render any judgment or award that is erroneous in its application of substantive law and expressly agree that no such erroneous judgment or award shall be eligible for confirmation.  The arbitrators shall render their award in writing and, unless both parties agree otherwise, shall include the findings of fact and conclusions of law upon which their award is based.  Nothing in this Section shall preclude the parties from contractually agreeing to maximum and/or minimum levels of damages applicable to any such award, whether or not such agreement is disclosed to the arbitrators and any award shall be subject to such agreement.  The arbitrators shall apply the substantive laws of the State of New York, without regard to principles of conflicts of laws.

(d)                                 Unless otherwise agreed, and unless otherwise determined by the arbitrators, each party shall bear its own costs and expenses, including attorneys’ fees, in connection with the arbitration, including the fees and expenses of the arbitrator appointed by them, except that the expenses and fees of the third arbitrator, expenses for hearing facilities, and other expenses of the arbitration itself shall be shared equally between the parties.

(e)                                  The existence and results of any arbitration under this Section shall be treated as confidential under Section 13.18 of the Plan.

(f)                                    Notwithstanding the foregoing provisions of this Section, and whether or not an arbitration proceeding has been initiated, any party shall be entitled to seek, and all courts having jurisdiction are authorized to issue and enforce in any lawful manner, (i) such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to the Company’s, any of its Subsidiaries’ or such party’s interest or as otherwise may be appropriate pending the conclusion of the arbitration proceedings pursuant to this Section, and (ii) such judgments for permanent and equitable relief as may be necessary to prevent harm to the Company’s, any Subsidiaries’ or such party’s interest or as otherwise may be appropriate following the issuance of arbitration awards pursuant to this Section.

13.23                   Awards to Non-Employees.  The provisions of Sections 13.2, 13.3 and 13.4 shall not apply to any Awards made to any Holder that was not an employee of the Company or any of its Subsidiaries on the date of the making of the Award.

13.24                   Compliance with Section 409A.  No provision of this Article XIII shall be interpreted to require a payment or other transfer with respect to an Award at a time or in a manner that would violate any requirement of subsection (a) of Section 409A; and the Committee may defer or otherwise change the terms of payment with respect to any Award, as otherwise set forth in this Article XIII or any related Award Agreement, if and to the extent necessary to comply with the requirements of Section 409A (if applicable).  With respect to any Award constituting a deferral of compensation to which Section 409A applies and that is made to a “specified employee” of the Company or its Subsidiaries as defined in Section 409A(a)(2)(B)(i) of the Code, no payment resulting from a separation from service of such employee shall be made with respect to the Award before the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the employee).

XIV.

DURATION AND AMENDMENT OF PLAN AND AWARD AGREEMENTS

14.1                         Duration.  No Awards may be granted hereunder after September 28, 2013; provided, however, that Awards granted prior to the expiration of such period may extend beyond the expiration of such period, in accordance with the terms of the Plan (including all rights of the Company and the Committee hereunder) and the relevant Award.

14.2                         Amendment, etc.

(a)                                  The Board of Directors may, at any time and from time to time, insofar as is permitted by law, suspend or terminate the Plan, in whole or in part, but without the consent of such Holder no such action shall adversely affect any rights, or increase any obligations, of any Holder with respect to any Award previously granted to such Holder hereunder.  The Board of Directors may also, at any time and from time to time, insofar as is permitted by law, amend or modify the Plan in any respect whatsoever including (i) for purposes of making the Plan comply with Section 16(b) of the Exchange Act and the exemptions from that Section, the Code (including Section 409A and Section 422 of the Code), or the Employee Retirement Income Security Act of 1974, as amended, (ii) for purposes of meeting or addressing any changes in any legal requirements applicable to the Company or the Plan or (iii) for any other purpose permitted by law.  Notwithstanding the foregoing, (i) any amendment or modification of the Plan is subject to any other applicable restrictions on such amendment or modification set forth in the Plan, (ii) without the consent of such Holder, no such amendment or modification shall adversely affect any rights, or increase any obligations, of any Holder under any Award previously granted to such Holder hereunder and (iii) without the consent of the holders of a majority of the shares of Stock represented and voting on such amendment or modification at a shareholders’ meeting duly called and held, no amendment or modification to the Plan may be made that would (a) increase the aggregate number of shares of Stock that may be issued or transferred under the Plan or increase the aggregate number of shares of Stock subject to Awards that may be granted to any Eligible Individual in one calendar year pursuant to Section 5.7 (except for acceleration of vesting or other adjustments pursuant to Sections 12.1 or 13.1 of the Plan, to the extent each is applicable), or (b) modify the requirements regarding eligibility for participation in the Plan; provided, however, that such amendments or modifications may be made without the consent of stockholders of the Company if (x) necessary to permit Incentive Options granted under the Plan to qualify as incentive stock options within the meaning of Section 422 of the Code, or (y) necessary to comply with changes that occur in law or in other legal requirements (including Rule 16b-3, Section 162(m), Section 409A, and the Employee Retirement Income Security Act of 1974, as amended).

(b)                                 Subject to the terms, conditions and limitations of the Plan, Rule 16b-3, to the extent it is applicable, and any consent required by the last three sentences of this Paragraph 14.2(b), the Committee may (a) modify, amend, extend or renew outstanding Awards granted under the Plan, and (b) accept the surrender of Awards requiring exercise that may be outstanding under the Plan (to the extent not previously exercised) and authorize the granting of new Awards in substitution for such outstanding Awards (or portion thereof) so surrendered.  Without the consent of the Holder, the Committee may not modify or amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option; provided, however, that the consent of the Holder is not required to the extent that the acceleration of the vesting of an Incentive Option (whether under Section 12.1 or otherwise) causes the Incentive Option to be treated as a Nonstatutory Option, for federal tax purposes, to the extent that it exceeds the $100,000 limitation described in Section 6.10.  Without the consent of the Holder and of the holders of a majority of the shares of Stock represented and voting on such modification or amendment at a shareholders’ meeting duly called and held, the Committee may not modify or amend any outstanding Option or SAR so as to specify a higher or lower exercise price or accept the surrender of any outstanding Option or SAR and authorize the granting of a new Option or SAR in substitution therefor specifying a higher or lower exercise price, or take any other action to “reprice” any Option or SAR if the effect of such repricing would be to increase or decrease the exercise price applicable to such Option or SAR.  In addition, no modification or amendment of an Award shall, without the consent of the Holder, adversely affect any rights of the Holder or increase the obligations of the Holder under such Award except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code.

XV.

GENERAL

15.1                           Application of Funds.  The proceeds received by the Company from the sale of shares of Stock pursuant to Awards shall be used for general corporate purposes or any other purpose permitted by law.

15.2                           Right of the Company and Subsidiaries to Terminate Employment.  Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate any such employment relationship at any time.

15.3                           No Liability for Good Faith Determinations.  Neither the Board of Directors nor the Committee nor any member of either shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under the Plan, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.  This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

15.4                           Other Benefits.  Participation in the Plan shall not preclude any Holder from eligibility in (or entitle any Holder to participate in) any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plan that the Company or any Subsidiary has adopted or may, at any time, adopt for the benefit of its employees or other Persons.  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of securities and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.5                           Exclusion From Pension and Profit-Sharing Compensation.  By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary except as may otherwise be specifically provided in such plan.  In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that no Award to such Holder shall affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

15.6                           Execution of Receipts and Releases.  Any payment of cash or other property or assets or any issuance or transfer of shares of Stock to the Holder, or to the Holder’s Designated Beneficiary,

guardian, legal representatives, heirs, legatees, distributees or permitted assigns, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder.  The Committee may require any Holder, Designated Beneficiary, guardian, legal representative, heir, legatee, distributee or assignee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as the Committee shall determine.

15.7                           Unfunded Plan.  Insofar as it provides for Awards of cash, Stock or other property or assets, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or assets or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or assets or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or assets or rights thereto to be granted under the Plan.  Any liability of the Company to any Holder with respect to a grant of cash, Stock, other property or assets or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property or assets of the Company.  Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

15.8                           No Guarantee of Interests.  Neither the Company, the Board of Directors nor the Committee guarantees the Stock of the Company from loss or depreciation.

15.9                           Payment of Expenses.  Subject to Section 13.17, all expenses incident to the administration, termination or protection of the Plan, including legal and accounting fees and any issue taxes with respect to the issuance of shares of Stock pursuant to the Plan, shall be paid by the Company or its Subsidiaries.

15.10                     Company Records.  The records of the Company or its Subsidiaries regarding any Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

15.11                     No Liability of Company.  The Company assumes no obligation or responsibility to the Holder or the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or assignees for any act of, or failure to act on the part of, the Committee.

15.12                     Company Action.  Any action required of the Company shall be by resolution of its Board of Directors or by a duly authorized officer of the Company or by another Person authorized to act by resolution of the Board of Directors.

15.13                     Severability.  Whenever possible, each provision of the Plan and each Award Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement, or the application thereof to any Person or under any circumstances, is invalid or unenforceable to any extent under applicable law, then such provision shall be deemed severed from the Plan or such Award Agreement with respect to such Person or circumstance, without invalidating the remainder of the Plan or such Award Agreement or the application of such provision to other Persons or circumstances, and a new provision shall be deemed substituted in lieu of the provision so severed which new provision shall, to the extent possible, accomplish the intent of the parties as evidenced by the provision so severed.

15.14                     Notices.  Except as may be expressly provided in the Plan or the relevant Award Agreement, whenever any notice is required or permitted to be given under the Plan or such Award Agreement, such notice must be in writing and delivered (including delivery by private courier or facsimile transmittal) or sent by mail (which if to the Company must be certified or registered, return receipt requested) postage and charges prepaid, addressed to the Person for whom the communication is intended (which for the Company shall be the address of the Company’s chief executive office from time to time, or such other address as may be established from time to time by the Committee, and which for any Holder shall be the address for such Holder set forth in the relevant Award Agreement or such other address as shall have been furnished by notice by such Holder to the Company).  Any such notice shall be deemed to be given on the date received or (if mailed in the manner set forth herein) three (3) Business Days after the date of mailing.  Any person entitled to notice hereunder may waive such notice.

15.15                     No Waiver.  No waiver of any provision of the Plan or any Award Agreement shall be effective unless made in writing and signed by the party to be charged with the waiver.  Failure of any party at any time to require any other party’s performance of any obligation under the Plan or Award Agreement shall not affect the right to require performance of that obligation.  Any waiver by any party of any breach of any provision of the Plan or any Award Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, or as a waiver or modification of the provision itself.

15.16                     Successors.  Subject to the restrictions contained herein, the Plan shall be binding upon the Holder, the Holder’s Designated Beneficiaries, guardian, legal representatives, heirs, legatees, distributees and permitted assigns, and upon the Company, its successors and assigns.

15.17                     Further Assurances.  Each Holder shall execute and deliver such documents, and take or cause to be taken such other actions, as may be reasonably requested by the Committee in order to implement the terms of the Plan and any Award Agreement with respect to that Holder.

15.18                     Governing Law.  EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, TO THE EXTENT NOT GOVERNED BY FEDERAL LAW, THIS PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT ISSUES REGARDING THE INTERNAL AFFAIRS OF THE COMPANY SHALL BE GOVERNED BY THE LAW OF THE COMPANY’S JURISDICTION OF ORGANIZATION.

15.19                     Jurisdiction and Venue.  EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT AND SUBJECT TO SECTION 13.22, EACH HOLDER HEREBY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF NEW YORK AND HEREBY AGREES THAT ANY SUCH COURT SHALL BE A PROPER FORUM FOR THE DETERMINATION OF ANY DISPUTE ARISING UNDER THE PLAN OR ANY AWARD AGREEMENT WITH RESPECT TO SUCH HOLDER.

15.20                     Interpretation.  When a reference is made in the Plan or any Award Agreement to Schedules, Exhibits or Addenda, such reference shall be to a schedule, exhibit or addendum to this Plan or the relevant Award Agreement unless otherwise indicated.  Each instance in the Plan or any Award Agreement of the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation.” As used in the Plan or any Award Agreement, the term “days” means calendar days, not business days, unless otherwise specified.  Unless otherwise specified, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to the Plan or relevant Award Agreement as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision.  Similarly, unless otherwise specified, the words “therein,” “thereof” and “thereunder” and other words of similar import refer to a particular agreement or other instrument as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision.  Unless otherwise specified, any reference to a statute includes and refers to the statute itself, as well as to any rules and regulations made and duly promulgated pursuant thereto, and all amendments made thereto and in force currently from time to time and any statutes, rules or regulations thereafter duly made, enacted and/or promulgated, as may be appropriate, and/or any other governmental actions thereafter duly taken from time to time having the effect of supplementing or superseding such statute, rules, and/or regulations.  The language in all parts of the Plan and each Award

Agreement shall be in all cases construed simply, fairly, equitably, and reasonably, according to its plain meaning and not strictly for or against one or more of the parties.  Any table of contents or headings contained in the Plan or any Award Agreement are for reference purposes only and shall not be construed to affect the meaning or interpretation of the Plan or any Award Agreement.  When required by the context, (i) whenever the singular number is used in the Plan or any Award Agreement, the same shall include the plural, and the plural shall include the singular; and (ii) the masculine gender shall include the feminine and neuter genders and vice versa.

15.21                     No Representations.  NEITHER THE COMPANY, ANY OF ITS SUBSIDIARIES OR OTHER AFFILIATES, THE BOARD OF DIRECTORS OR THE COMMITTEE, OR ANY MEMBER OF EITHER THEREOF MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE LEGAL, TAX OR ACCOUNTING CONSEQUENCES OF ANY ASPECT OF THE PLAN OR ANY AWARDS, INCLUDING ANY REPRESENTATION OR WARRANTY THAT ANY OPTION SHALL BE TREATED AS AN INCENTIVE STOCK OPTION UNDER THE CODE.  BY ACCEPTING ANY AWARD, EACH HOLDER ACKNOWLEDGES THAT SUCH HOLDER HAS CONSULTED WITH SUCH ADVISORS AS THE HOLDER HAS DEEMED APPROPRIATE WITH RESPECT TO ANY OF SUCH MATTERS.

[Remainder of page intentionally left blank]

Adopted as of April 15, 2009.

SOUTHERN UNION COMPANY,
a Delaware corporation

By:	/s/ Robert M. Kerrigan III

Robert M. Kerrigan III
(Print Name)

Vice President, Assistant General Counsel & Secretary
(Print Title)

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 1 6 3 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 011N6C 1 U P X + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as Southern Union’s independent registered public accounting firm for the year ending December 31, 2009. Change of Address — Please print new address below. 01 - George L. Lindemann 04 - David Brodsky 02 - Michal Barzuza 05 - Frank W. Denius 03 - Stephen C. Beasley 06 - Michael J. Egan 1. Election of Directors: For Withhold For Withhold For Withhold 07 - Kurt A. Gitter, M.D. 08 - Herbert H. Jacobi 09 - Thomas N. McCarter, III 10 - George Rountree, III 11 - Allan D. Scherer 3. To approve the adoption of Southern Union’s Third Amended and Restated 2003 Stock and Incentive Plan. For Against Abstain IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 28, 2009. Vote by Internet • Log on to the Internet and go to www.investorvote.com/sug • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

This Proxy is Solicited on behalf of the Board of Directors for the May 28, 2009 Annual Meeting of Stockholders George L. Lindemann and Thomas N. McCarter, III, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Southern Union Company to be held on May 28, 2009 at 11:00 a.m. Eastern Time, at The Regency, 540 Park Avenue, New York, New York or at any postponements or adjournments thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any postponements or adjournments thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MAY 28, 2009 ANNUAL MEETING OF STOCKHOLDERS. THE COMPANY’S PROXY STATEMENT & ANNUAL REPORT ARE AVAILABLE AT WWW.SUG.COM/PROXY_2009. (Items to be voted appear on reverse side.) Proxy — Southern Union Company IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.